                                                                       IVY FUNDS

DECEMBER 31, 1997

IVY ASIA PACIFIC FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

MARKET COMMENTARY:

     Judging by Asia's stock market performance in 1997, the Asian miracle is over. Or is it? Asia's astounding growth of the 1980s and early 1990s resulted in dramatic increases in living standards within the region. The speed and degree of Asia's success has been unrivaled. However, with alarming alacrity, years of progress have been threatened by the current financial crisis--causing some to conclude that the Asian miracle was little more than an illusion. We disagree.
     The Asian success story was built on a solid foundation: high savings rates, an emphasis on education, a strong work ethic, and a highly competitive export industry. In many ways, Asia's policies were offered as a model to the rest of the world--both developed and developing. In fact, as recently as three months prior to the crisis, the International Monetary Fund was applauding countries like Thailand and Korea for their sound economic policies.
     But although Asian policies were admired around the globe, the crisis revealed that these relatively small countries lacked sufficient financial and political systems to withstand the massive external pressures of an increasingly global economy. Virulent attacks on currencies, rising interest rates and capital outflow all worked in unison to create one of the biggest financial crises of this century. Stock market declines of 60 to 80% (in US dollar terms) in countries like Thailand, Malaysia, Indonesia and Korea, illustrate the degree of wealth destruction that has occurred in six short months.
     Within this very difficult environment for Asian stocks, the Ivy Asia Pacific Fund was down 39.6% for the twelve months ended December 31, 1997. This compares favorably with the Morgan Stanley Capital International Far East Free Ex-Japan Index, which was down 45.5% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     Our research tells us that panic selling has been widespread as investors have abandoned the region. But the selling has been indiscriminate, without regard for quality. As a result, we are finding many solid companies generating sizable levels of cash from operations, having little or no debt and operating in attractive industries, which are now 60% (or more) cheaper than they were six months ago. For value investors with a long-term investment horizon, bargains are plentiful and we have been using the accumulated cash in the Fund to build positions in high-quality companies.
     According to our research, currencies in Asia are undervalued as well. As Asian countries stabilize and funds begin to flow back to the region, we believe there should be a sizable appreciation in currencies from these very undervalued levels. While there are no guarantees, we believe that investors with a long-term view will be well rewarded by investing in Asia. We need only to remind ourselves of the significant returns earned by those who were willing to persevere through past financial crises. The US savings and loan debacle of the early 1990s, the junk bond crisis of the late 1980s and the Hong Kong crisis during the early 1980s are all examples of severe sell-offs that were followed by significant rewards for those who stayed the course.

IVY MANAGEMENT, INC.

  BOARD OF TRUSTEES                  LEGAL COUNSEL                     TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.            Dechert Price & Rhoads                Ivy Mackenzie              Ivy Management, Inc.
   Paul H. Broyhill                    Boston, MA                      Services Corp.                Boca Raton, FL
   Keith J. Carlson                                                    P.O. Box 3022
   Stanley Channick                     OFFICERS                 Boca Raton, FL 33431-0922            DISTRIBUTOR
Frank W. DeFriece, Jr.        Michael G. Landry, Chairman              1-800-777-6472                Ivy Mackenzie
    Roy J. Glauber            Keith J. Carlson, President                                          Distributors, Inc.
  Michael G. Landry        James W. Broadfoot, Vice President             AUDITORS             Via Mizner Financial Plaza
 Joseph G. Rosenthal               C. William Ferris,             Coopers & Lybrand L.L.P.     700 South Federal Highway
  Richard Silverman                Secretary/Treasurer              Fort Lauderdale, FL           Boca Raton, FL 33432
   J. Brendan Swan
                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                       Boston, MA




                                                            [LOGO IVY MACKENZIE]

IVY ASIA PACIFIC FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Asia Pacific Fund was down 39.6% as compared to the Morgan Stanley Capital International Far East "Free" Ex-Japan Index, which was down 45.5% for the same period. The Fund's outperformance is attributed primarily to its allocation of assets in Australia and New Zealand (10% and 6% respectively), which were not impacted as significantly by the turmoil in Asia as were other Far Eastern countries represented in the index. In addition, the Fund is actively managed while the index is unmanaged.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (1/97) OF A $10,000
                                   INVESTMENT

                                     CHART

                                          IVY ASIA PACIFIC FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                            (42.96)%  (39.96)%  (44.36)%  (41.43)%
                                               C:        C:        C:        C:
 Since Inception      (43.06)%   (44.61)%   (40.94)%  (39.94)%  (42.46)%  (41.46)%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Asia Pacific Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Far East "Free" Ex-Japan Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

         EQUITY SECURITIES -- 82.12%            SHARES      VALUE
--------------------------------------------------------------------
AUSTRALIA -- 10.23%
Australia & New Zealand Banking Group Ltd....     4,600   $   30,392
BRL Hardy Limited............................     9,200       28,312
Broken Hill Proprietary Company Limited......     2,400       22,284
National Australia Bank Ltd..................     1,600       22,341
Pacific Dunlop Limited.......................    16,000       33,881
Telstra Corporation Limited*.................    18,000       37,999
Tyndall Australia Limited....................    28,400       44,411
Westpac Banking Corp. Ltd....................     3,800       24,304
                                                          ----------
                                                             243,924
                                                          ----------
CHINA -- 3.19%
China Southern Airlines Company Limited*.....   100,000       25,812
Guangdong Kelon Elec Holding.................    23,000       23,599
Zhenhai Refining and Chemical Company
  Limited....................................    64,000       26,638
                                                          ----------
                                                              76,049
                                                          ----------
HONG KONG -- 31.27%
CDL Hotels International Ltd.................    90,000       27,296
Chen Hsong Holdings..........................    40,000       12,132
Cheung Kong Holdings Ltd.....................     9,000       58,949
China Resources Enterprise Limited...........    10,000       22,328
Citic Pacific Ltd............................     8,000       31,801
First Pacific Company Ltd....................    32,000       15,487
Giordano Holdings Ltd........................    44,000       15,190
Guangdong Investments........................    38,000       25,257
Guangdong Investments Warrants*..............     1,000          137
Guangzhou Investment Company Ltd.............   100,000       20,779
Guoco Group Ltd..............................     9,000       22,011
HSBC Holdings................................     2,800       69,022
Henderson Land Development Company Ltd.......     5,000       23,554
Jardine Matheson Holdings Ltd................     5,000       25,500
Jardine Strategic Holdings Ltd...............    10,000       26,400
Li & Fung....................................    34,000       47,611
National Mutual Asia Ltd.....................    36,000       35,776
New World Development Company Ltd............     6,000       20,753
Ng Fung Hong Limited.........................    24,000       25,244
Peregrine Investment Holdings Limited........    38,000       26,974
Shanghai Industrial Holdings Limited.........     7,000       26,019
Sime Darby (Hong Kong).......................    24,000       11,770
Sun Hung Kai Properties Ltd..................     4,000       27,877
Swire Pacific Ltd Class A....................     4,000       21,940
Techtronic Industries Company................   108,000       25,089
Tingyi (Cayman Island) Holding Co............   176,000       22,941
Union Bank of Hong Kong Ltd..................    22,266       27,300
Wheelock & Company, Ltd......................    26,000       30,368
                                                          ----------
                                                             745,505
                                                          ----------
INDONESIA -- 3.85%
Asia Pulp & Paper Company Ltd -- Sponsored
  ADR........................................     2,400       24,150
PT Astra International.......................    29,000        7,521
PT Bank Dagang Nasional -- Foreign
  Registered.................................    30,500        1,943
PT Bank Dagang Nasional Warrants*............       500            5
PT Darya Varia Laboratoria...................     6,500          532
PT Hanjaya Mandala Sampoerna.................    18,000       13,595
PT Matahari Putra Prima......................   110,000        9,008
PT Mulia Industrindo.........................    40,000        4,550
PT Telekomunikasi Indonesia..................    49,000       26,084
Semen Gresik.................................     7,500        4,402
                                                          ----------
                                                              91,790
                                                          ----------
MALAYSIA -- 9.86%
AMMB Holdings Berhad.........................     4,400        2,883
Berjaya Sports Toto Bhd......................    19,000       48,569

              EQUITY SECURITIES                 SHARES      VALUE
--------------------------------------------------------------------
Commerce Asset Holding Bhd...................    18,000   $    8,601
Genting Berhad...............................     7,000       17,534
Hicom Holdings Berhad........................    10,000        5,755
KFC Holdings (Malaysia) Berhad...............    18,700       30,267
Land & General Berhad........................    11,000        2,035
Malayan Cement Berhad........................     7,750        5,276
Malaysia British Assurance Berhad............     6,000        3,700
Perusahaan Otomobil Nasional Bhd.............    12,000       11,715
RHB Capital Berhad...........................    23,000       11,109
Sime UEP Properties Berhad...................    17,000        9,084
Sungei Way Holdings Bhd......................    40,000       12,948
Telekom Malaysia Bhd.........................    14,300       42,249
Tenaga Nasional Bhd..........................    11,000       23,456
                                                          ----------
                                                             235,181
                                                          ----------
NEW ZEALAND -- 6.32%
Fisher & Paykel Industries Ltd...............     9,900       31,617
Fletcher Challenge Building..................     7,900       16,147
Fletcher Challenge Energy....................     6,350       22,234
Fletcher Challenge Forestry..................    32,336       26,850
Telecom Corporation of New Zealand Limited...     6,000       29,091
Tourism Holdings Limited.....................    36,000       24,666
                                                          ----------
                                                             150,605
                                                          ----------
PHILIPPINES -- 3.09%
Alaska Milk Corporation*.....................   260,000       10,166
Asian Terminals, Inc.........................   281,000       17,607
Benpres Holdings Corporation Sponsored
  GDR*.......................................     2,600        7,215
Metro Pacific Corporation....................   243,124        6,825
Philippine Long Distance Telephone Co........       772       17,027
Universal Robina Corporation.................   119,500       14,826
                                                          ----------
                                                              73,666
                                                          ----------
SINGAPORE -- 8.30%
Clipsal Industries Limited...................    15,000       19,200
DBS Land Limited.............................    12,000       18,375
Development Bank of Singapore Limited........     3,500       29,912
Elec & Eltek International Co. Ltd...........     6,050       27,709
Fraser & Neave Ltd. Ordinary.................     7,000       30,327
Overseas Union Bank Ltd......................     7,240       27,715
Singapore Airlines Ltd.......................     6,000       39,171
Total Access Communication Public Company
  Ltd. -- Foreign Registered.................    16,400        5,576
                                                          ----------
                                                             197,985
                                                          ----------
SOUTH KOREA -- 2.00%
Hyundai Motor Company Ltd....................       500        5,516
Pohang Iron & Steel Company Ltd..............       600       16,898
Samsung Electronics Co. GDR 144A
  Registered*................................     1,350       21,769
Samsung Fire & Marine Insurance..............        30        3,451
                                                          ----------
                                                              47,634
                                                          ----------
THAILAND -- 4.01%
Asia Credit Company PLC -- Foreign
  Registered.................................     5,700        1,213
Bangkok Bank Public Company Ltd -- Foreign
  Registered.................................     5,000       12,461
Circuit Electronics Industries Public Company
  Limited -- Foreign Registered..............     4,500        3,552
Delta Electronics (Thailand) Public Company
  Limited....................................       700        5,815
Delta Electronics (Thailand) Public Company
  Limited -- Foreign Registered*.............     2,600       21,600
Dhana Siam Finance & Securities Public
  Company Limited -- Foreign Registered......     8,800        1,681

DECEMBER 31, 1997

EQUITY SECURITIES                SHARES       VALUE
------------------------------------------------------
K. R. Precision Public
  Company Limited -- Foreign
  Registered.................       3,200   $   12,096
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered.................      27,200          565
Thai Airways Int'l. Public
  Co., Ltd -- Foreign
  Registered.................      32,900       36,557
                                            ----------
                                                95,540
                                            ----------
TOTAL EQUITY SECURITIES
  (Cost -- $2,800,359).......                1,957,879

CONVERTIBLE CORPORATE
  BONDS -- 0.11%                PRINCIPAL
-----------------------------  ----------
Benpres Holdings Corporation
  144A, 4.20%, 11/26/49
  (Cost -- $8,000)...........  $    1,000        2,775
                                            ----------
TOTAL INVESTMENTS -- 82.23%
  (Cost -- $2,808,359)(a)....                1,960,654
OTHER ASSETS, LESS
  LIABILITIES -- 17.77%......                  423,605
                                            ----------
NET ASSETS -- 100%...........               $2,384,259
                                            ==========
ADR -- American Depository
  Receipt
GDR -- Global Depository
  Receipt
* Non-income producing
  security.
(a) Cost is the same for Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation........   $   38,273
    Gross unrealized depreciation........     (885,978)
                                            ----------
          Net unrealized depreciation....   $ (847,705)
                                            ==========
Purchases and sales of securities other than
short-term obligations aggregated $2,819,108 and
$11,755, respectively, for the period ended December
31, 1997.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $2,808,359).......  $ 1,960,654
Cash........................................................      285,175
Receivables
  Fund shares sold..........................................       87,275
  Dividends and interest....................................        6,304
  Manager for expense reimbursement.........................       16,111
Deferred organization expenses..............................       38,657
Other assets................................................       10,136
                                                              -----------
  Total assets..............................................    2,404,312
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................        1,005
  Management fee............................................        1,978
  12b-1 service and distribution fees.......................        1,460
  Other payables to related parties.........................        2,863
Accrued expenses............................................       12,747
                                                              -----------
  Total liabilities.........................................       20,053
                                                              -----------
NET ASSETS..................................................  $ 2,384,259
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($691,519/115,116 shares outstanding).....................  $      6.01
                                                              ===========
Maximum offering price per share ($6.01 X 100/94.25)*.......  $      6.38
                                                              ===========
CLASS B
  Net asset value, offering price and redemption price** per
    share ($929,117/155,081 shares outstanding).............  $      5.99
                                                              ===========
CLASS C
  Net asset value, offering price and redemption price***
    per share ($763,623/127,433 shares outstanding).........  $      5.99
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 3,228,337
  Undistributed net realized gain on investments............        1,006
  Undistributed net investment income.......................        2,842
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (847,926)
                                                              -----------
NET ASSETS..................................................  $ 2,384,259
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $2,948 foreign taxes withheld...........            $  26,623
                                                                        ---------
EXPENSES
  Management fee............................................  $10,473
  Transfer agent............................................    2,346
  Administrative services fee...............................    1,047
  Custodian fees............................................   31,848
  Blue Sky fees.............................................    5,410
  Auditing and accounting fees..............................    4,617
  Shareholder reports.......................................      195
  Amortization of organization expenses.....................    7,672
  Fund accounting...........................................   18,400
  Trustees' fees............................................    4,670
  12b-1 service and distribution fees.......................    7,343
  Legal.....................................................   15,544
  Other.....................................................    1,624
                                                                        ---------
                                                                          111,189
  Expenses reimbursed by manager............................              (84,673)
  Fees paid indirectly......................................               (2,114)
                                                                        ---------
    Net expenses............................................               24,402
                                                                        ---------
NET INVESTMENT INCOME.......................................                2,221
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                2,302
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........             (847,926)
                                                                        ---------
    Net loss on investment transactions.....................             (845,624)
                                                                        ---------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $(843,403)
                                                                        =========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    2,221
  Net realized gain on investments and foreign currency
    transactions............................................       2,302
  Net unrealized depreciation during the period on
    investments.............................................    (847,926)
                                                              ----------
  Net decrease resulting from operations....................    (843,403)
                                                              ----------
Class A distributions
  From net investment income................................      (1,243)
  In excess of net investment income........................      (3,430)
                                                              ----------
      Total distributions to Class A shareholders...........      (4,673)
                                                              ----------
Class B distributions
  From net investment income................................        (521)
  In excess of net investment income........................      (1,436)
                                                              ----------
      Total distributions to Class B shareholders...........      (1,957)
                                                              ----------
Class C distributions
  From net investment income................................        (457)
  In excess of net investment income........................      (1,260)
                                                              ----------
      Total distributions to Class C shareholders...........      (1,717)
                                                              ----------
Fund share transactions (Note 5)
  Class A...................................................   1,052,849
  Class B...................................................   1,226,021
  Class C...................................................     957,139
                                                              ----------
    Net increase resulting from Fund share transactions.....   3,236,009
                                                              ----------
NET ASSETS AT END OF PERIOD.................................  $2,384,259
                                                              ==========
Undistributed net investment income.........................  $    2,842
                                                              ==========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 1997(A)
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                  SELECTED PER SHARE DATA                     -------   -------   -------
Net asset value, beginning of period........................  $10.00    $10.00    $ 10.00
                                                              -------   -------   -------
  Income (loss) from investment operations
  Net investment income (b).................................     .02        --         --
  Net realized and unrealized loss on investment
    transactions............................................   (3.98)    (4.00)     (3.99)
                                                              -------   -------   -------
    Total from investment operations........................   (3.96)    (4.00)     (3.99)
                                                              -------   -------   -------
  Less distributions
  From net investment income................................     .01        --         --
  In excess of net investment income........................     .02       .01        .02
                                                              -------   -------   -------
    Total distributions.....................................     .03       .01        .02
                                                              -------   -------   -------
Net asset value, end of period..............................  $ 6.01    $ 5.99    $  5.99
                                                              =======   =======   =======
Total return(%)(c)..........................................  (39.58)   (39.96)    (39.94)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  692    $  929    $   764
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................    2.11      2.86       2.74
  Without expense reimbursement(%)..........................   10.17     10.92      10.80
Ratio of net investment income (loss) to average net
  assets(%)(b)..............................................     .63      (.12)        --
Portfolio turnover rate(%)..................................       1         1          1
Average commission rate(e)..................................  $.0070    $.0070    $ .0070

(a)    The Fund commenced operations on January 1, 1997.
(b)    Net investment income (loss) is net of expenses reimbursed by manager.
(c)    Total return does not reflect a sales charge.
(d) Total expenses include fees paid indirectly through an expense offset arrangement.
(e) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Asia Pacific Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The fund earned foreign source dividends of $29,571. These dividends were subject to foreign withholding tax in the amount of $2,948. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year, custody fees were reduced by $2,114 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $3,127.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,044, $3,528, and $2,771 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,050, $908, and $388, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in the Asia-Pacific region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the Asia-Pacific region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for the year ended December 31, 1997, for Class A, Class B and Class C were as follows:

CLASS A                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................  186,266   $1,497,206
Issued on reinvestment of distributions................      747        4,378
Repurchased............................................  (71,897)    (448,735)
                                                         -------   ----------
Net increase...........................................  115,116*  $1,052,849
                                                         =======   ==========

CLASS B                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................  177,326   $1,403,362
Issued on reinvestment of distributions................      171        1,002
Repurchased............................................  (22,416)    (178,343)
                                                         -------   ----------
Net increase...........................................  155,081   $1,226,021
                                                         =======   ==========

CLASS C                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................  133,442   $  992,947
Issued on reinvestment of distributions................      283        1,654
Repurchased............................................   (6,292)     (37,462)
                                                         -------   ----------
Net increase...........................................  127,433   $  957,139
                                                         =======   ==========

* At December 31, 1997, MIMI owned 10,053 Class A shares of the Fund.

6. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Asia Pacific Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998
                                                                  02IAPF12311997

December 31, 1997                                                      IVY FUNDS

IVY GLOBAL NATURAL RESOURCES FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432

MARKET COMMENTARY:

         Concerns about world economic growth took a heavy toll on resource-related stocks during the fourth quarter of 1997. According to our research, the speed of decline in commodity prices and related stocks, and the commonality among all sectors is unprecedented in recent history--especially given the record highs in many stock markets around the world. We believe that either the market is correctly forecasting a major world economic slowdown for the coming year, or this decline will be regarded as an overreaction to a slowing of world economic activity.
         In past business cycles, as economic growth continued into the fourth and fifth years, capacity constraints drew down inventories and prices began to rise. Throughout the first half of 1997, this was the observable path. Inventories of metals like zinc and aluminum were on a steep decline, and prices were rising; newsprint and paper were similar. Real estate and labor prices were pushing higher. The US Federal Reserve Board and the Bank of Canada confirmed these developments by raising interest rates. Then came Asia. We believe that if the turmoil in Asia is addressed before it can hop over the oceans, a recession will have been avoided and many resource sectors should rebound strongly.
         According to our research, at current levels, many companies are trading at very attractive absolute and relative valuation levels, based on price-to-cash flow, price-to-net asset value, and price-to-underlying earning power. This is true even of the gold sector, where the Ivy Global Natural Resources Fund's holdings in Normandy Mining Ltd. and Acacia Resources--which have locked in gold prices of $525 and $425, respectively, for the next four to five years--trade at less than five times annual cash flow and at significant discounts to net asset value. We believe these companies earnings can grow for the next several years no matter how low gold drifts.
         The Ivy Global Natural Resources Fund is broadly diversified geographically by the underlying assets of individual companies and maintains a balance between large- and intermediate-size companies. We selectively added some Australian stocks to the Fund, which, according to our research represent better value than some North American and European resource companies. For the twelve months ended December 31, 1997, the Ivy Global Natural Resources Fund was up 6.95%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         Intuitively we believe that buying when things are on sale is the right approach and may result in long-term gains. Our research tells us that low share prices, low commodity prices, low valuations and low investor sentiment are all aligning and should result in meaningful contributions to the performance of Ivy Global Natural Resources Fund.

IVY MANAGEMENT, INC.

   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GLOBAL NATURAL RESOURCES FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Global Natural Resources Fund was up 6.95%. This compares favorably to the Morgan Stanley Commodity-Related Index which was down 2.2% for the same period. And while the Fund did outperform the benchmark, it should be noted that typically the Fund will invest in at least three countries around the world, which makes it more susceptible to currency volatility than the benchmark (which is comprised of US-based companies) and which impacted the Fund's performance in 1997. Additionally, Ivy Global Natural Resources Fund has a bias towards smaller, global companies as compared to the Index, which is focused on larger, domestic companies.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (1/97) OF A $10,000
                                   INVESTMENT

                                     CHART

                                    IVY GLOBAL NATURAL RESOURCES FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                              1.28%     6.28%     1.23%     6.23%
                                               C:        C:        C:        C:
 Since Inception        .80%       .73%       5.08%     6.08%     5.02%     6.02%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Morgan Stanley Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

      EQUITY SECURITIES -- 104.26%          SHARES       VALUE
-----------------------------------------
DIAMONDS -- 8.32%
Aber Resources, Ltd.*....................    15,000   $   158,279
De Beers Consolidated Mines Ltd..........     5,000       102,188
SouthernEra Resources Ltd.*..............    30,000       299,786
                                                      -----------
                                                          560,253
                                                      -----------
ENERGY SERVICES -- 4.75%
EVI, Inc.................................     5,000       258,750
Noble Drilling Corporation*..............     2,000        61,250
                                                      -----------
                                                          320,000
                                                      -----------
FOOD/AGRICULTURE -- 2.47%
Potash Corporation of Saskatchewan Inc...     2,000       166,385
                                                      -----------
GAS PRODUCERS -- 10.80%
Elk Point Resources, Inc*................     5,000        26,030
Fletcher Challenge Energy................    25,000        87,668
Paragon Petroleum Corp.*.................    85,000       225,713
Penn West Petroleum Ltd.*................    13,500       145,753
Rio Alto Exploration Ltd*................    18,000       150,941
Snyder Oil Corp..........................     5,000        91,250
                                                      -----------
                                                          727,355
                                                      -----------
INDUSTRIAL -- 4.48%
Cameco Corporation.......................     5,000       162,122
International Uranium Corp...............   200,000       139,761
                                                      -----------
                                                          301,883
                                                      -----------
INTERMEDIATE MINERAL
  PRODUCERS/EXPLORERS -- 13.40%
Geomaque Explorations Ltd.*..............   100,000       177,496
Meridian Gold Inc*.......................    90,000       251,569
Orvana Minerals Corporation*.............   275,000       374,733
Prime Resources Group, Inc...............    15,000        99,579
                                                      -----------
                                                          903,377
                                                      -----------
METALS & MINERALS -- 13.08%
Aluminum Company of America..............     2,700       190,013
Billiton plc*............................    50,000       127,724
Breakwater Resources, Ltd.*..............    60,000       171,905
Freeport-McMoRan Copper & Gold, Inc......     7,500       114,844
LionOre Mining International Ltd*........   100,000       132,773
QNI Limited..............................   199,554       132,623
Rio Tinto Ltd............................     1,000        11,665
                                                      -----------
                                                          881,547
                                                      -----------
OIL PRODUCERS -- 15.08%
Carmanah Resources Ltd*..................    15,000        58,175
Hurricane Hydrocarbons Ltd. -- CL A*.....    31,500       244,336
Pacalta Resources Ltd.*..................    20,000       234,099
Richland Petroleum Corporation -- CL A*..    30,000        89,097
TransGlobe Energy Corp.*.................    55,000        48,125
Vermilion Resources Ltd.*................    45,000       259,431
Windsor Energy Corp*.....................    20,000        83,158
                                                      -----------
                                                        1,016,421
                                                      -----------

            EQUITY SECURITIES               SHARES       VALUE
PAPER & FOREST PRODUCTS -- 11.87%
Alliance Forest Products, Inc.*..........    18,000   $   295,594
Aracruz Celulose S.A.- Sponsored ADR.....    10,000       143,750
Donohue, Inc. Class A....................     3,000        54,402
Sino-Forest Corp. Class A*...............   175,000       305,726
                                                      -----------
                                                          799,472
                                                      -----------
SENIOR PRECIOUS METALS -- 20.01%
Acacia Resources Ltd*....................   350,000       319,267
Ashanti Goldfields Company Ltd...........    15,320       114,900
Getchell Gold Corporation*...............     1,000        24,000
Industrias Penoles S.A...................    50,000       222,655
Normandy Mining Ltd......................   300,000       291,250
Vaal Reefs Exploration & Mining Co. Ltd..    55,000       211,406
Vengold Inc.*............................   181,700       165,064
                                                      -----------
                                                        1,348,542
                                                      -----------
TOTAL INVESTMENTS -- 104.26%
  (Cost -- $8,225,751) (Cost on Federal
  income tax basis -- $8,276,532)........               7,025,235
OTHER ASSETS, LESS
  LIABILITIES -- (4.26%).................                (287,257)
                                                      -----------
NET ASSETS -- 100%.......................             $ 6,737,978
                                                      ===========
ADR - American Depository Receipt
 *  Non-income producing security.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation based on cost for Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $   133,008
    Gross unrealized depreciation..................    (1,384,305)
                                                      -----------
        Net unrealized depreciation................   $(1,251,297)
                                                      ===========
Purchases and sales of investments (excluding short-term
obligations) aggregated $19,855,034 and $12,325,413,
respectively, for the period ended December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $8,225,751).......  $7,025,235
Receivables
  Investments sold..........................................     489,848
  Dividends and interest....................................         371
  Manager for expense reimbursement.........................      15,514
Deferred organization expenses..............................      38,658
Other assets................................................      10,111
                                                              ----------
  Total assets..............................................   7,579,737
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................     118,695
  Management and advisory fees..............................       6,011
  12b-1 service and distribution fees.......................       3,311
  Other payables to related parties.........................       3,921
Due to custodian............................................     696,593
Accrued expenses............................................      13,228
                                                              ----------
  Total liabilities.........................................     841,759
                                                              ----------
NET ASSETS..................................................  $6,737,978
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($3,907,408/433,606 shares outstanding)...................  $     9.01
                                                              ==========
Maximum offering price per share ($9.01 X 100/94.25)*.......  $     9.56
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,706,163/300,781 shares outstanding).............  $     9.00
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($124,407/13,819 shares outstanding)................  $     9.00
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $8,313,863
  Accumulated net realized loss on investments..............    (393,892)
  Undistributed net investment income.......................      17,963
  Net unrealized depreciation on investments and foreign
    currency transactions...................................  (1,199,956)
                                                              ----------
NET ASSETS..................................................  $6,737,978
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $2,460 foreign taxes withheld...........            $    38,168
  Interest..................................................                 26,320
                                                                        -----------
                                                                             64,488
                                                                        -----------
EXPENSES
  Management fee............................................  $32,056
  Advisory fee..............................................   32,056
  Transfer agent............................................    9,520
  Administrative services fee...............................    6,411
  Custodian fees............................................   31,301
  Blue Sky fees.............................................    4,134
  Auditing and accounting fees..............................    4,650
  Shareholder reports.......................................      924
  Amortization of organization expenses.....................    7,672
  Fund accounting...........................................   18,506
  Trustees' fees............................................    4,670
  12b-1 service and distribution fees.......................   32,726
  Legal.....................................................   16,189
  Other.....................................................    1,945
                                                                        -----------
                                                                            202,760
  Expenses reimbursed by manager............................                (50,360)
                                                                        -----------
    Net expenses............................................                152,400
                                                                        -----------
NET INVESTMENT LOSS.........................................                (87,912)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                740,820
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........             (1,199,956)
                                                                        -----------
    Net loss on investment transactions.....................               (459,136)
                                                                        -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $  (547,048)
                                                                        ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (87,912)
  Net realized gain on investments and foreign currency
    transactions............................................      740,820
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........   (1,199,956)
                                                              -----------
        Net decrease resulting from operations..............     (547,048)
                                                              -----------
Class A distributions
  In excess of net investment income........................      (91,654)
  From net realized gain....................................     (441,915)
  In excess of net realized gain............................     (125,911)
                                                              -----------
        Total distributions to Class A shareholders.........     (659,480)
                                                              -----------
Class B distributions
  In excess of net investment income........................      (44,832)
  From net realized gain....................................     (287,696)
  In excess of net realized gain............................      (78,348)
                                                              -----------
        Total distributions to Class B shareholders.........     (410,876)
                                                              -----------
Class C distributions
  In excess of net investment income........................       (1,675)
  From net realized gain....................................      (11,209)
  In excess of net realized gain............................       (4,050)
                                                              -----------
        Total distributions to Class C shareholders.........      (16,934)
                                                              -----------
Fund share transactions (Note 4)
  Class A...................................................    4,800,177
  Class B...................................................    3,416,671
  Class C...................................................      155,468
                                                              -----------
    Net increase resulting from Fund share transactions.....    8,372,316
                                                              -----------
NET ASSETS AT END OF PERIOD.................................  $ 6,737,978
                                                              ===========
Undistributed net investment income.........................  $    17,963
                                                              ===========

FINANCIAL HIGHLIGHTS

                                                                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 1997(A)
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                  SELECTED PER SHARE DATA                     -------   -------   -------
Net asset value, beginning of period........................  $10.00    $10.00    $ 10.00
                                                              -------   -------   -------
  Income from investment operations
  Net investment loss(b)....................................    (.11)     (.15)      (.17)
  Net realized and unrealized gain on investment
    transactions............................................     .70       .68        .68
                                                              -------   -------   -------
    Total from investment operations........................     .59       .53        .51
                                                              -------   -------   -------
  Less distributions
  In excess of net investment income........................     .22       .17        .15
  From net realized gain....................................    1.08      1.08       1.08
  In excess of net realized gain............................     .28       .28        .28
                                                              -------   -------   -------
    Total distributions.....................................    1.58      1.53       1.51
                                                              -------   -------   -------
Net asset value, end of period..............................  $ 9.01    $ 9.00    $  9.00
                                                              =======   =======   =======
Total return(%)(c)..........................................    6.95      6.28       6.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,907    $2,706    $   124
Ratio of expenses to average net assets
  With expense reimbursement(%).............................    2.10      2.86       3.08
  Without expense reimbursement(%)..........................    2.88      3.64       3.86
Ratio of net investment loss to average net assets(%)(b)....   (1.10)    (1.86)     (2.08)
Portfolio turnover rate(%)..................................     199       199        199
Average commission rate(d)..................................  $.0190    $.0190    $ .0190

(a)    The Fund commenced operations on January 1, 1997.
(b)    Net investment loss is net of expenses reimbursed by manager.
(c)    Total return does not reflect a sales charge.
(d) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Natural Resources Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation, Committee of the Board; as of December 31, 1997 there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $29,649. These dividends were subject to foreign withholding tax in the amount of $2,460. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,287.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $10,462, $21,374 and $890, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,933, $3,256 and $331, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for the year ended December 31, 1997, for Class A, Class B and Class C were as follows:

                       CLASS A                          SHARES      AMOUNT
                       -------                         --------   -----------
Sold.................................................   514,551   $ 5,779,987
Issued on reinvestment of distributions..............    35,261       297,604
Repurchased..........................................  (116,206)   (1,277,414)
                                                       --------   -----------
Net increase.........................................   433,606   $ 4,800,177
                                                       ========   ===========

                        CLASS B                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................  322,291   $3,679,427
Issued on reinvestment of distributions................   15,150      127,716
Repurchased............................................  (36,660)    (390,472)
                                                         -------   ----------
Net increase...........................................  300,781   $3,416,671
                                                         =======   ==========

                        CLASS C                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................   16,819   $  190,701
Issued on reinvestment of distributions................    1,026        8,660
Repurchased............................................   (4,026)     (43,893)
                                                         -------   ----------
Net increase...........................................   13,819   $  155,468
                                                         =======   ==========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Natural Resources Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IGNR123197

December 31, 1997                                                      IVY FUNDS

Ivy South America Fund

Annual Report

This report and the financial statements contained herein are submitted for the general information of the share-holders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

MARKET COMMENTARY:

     The South American and neighboring regional economies showed remarkable strength in 1997, reflecting a decade of free market reforms and corporate restructuring. According to our research, regional GDP growth, led by strong cyclical recoveries in Argentina, Chile, Mexico, Peru and Venezuela, reached 5.5%, its highest level in 20 years. And inflation, long the bane of these economies, fell to its lowest level in 50 years to an average annual rate of 8% (from over 1800% in 1989).

     We believe that equity markets in the region rewarded strong economic growth and improved stability, particularly in the first three quarters of 1997. During the fourth quarter, South American markets sold-off quite dramatically as a result of volatility in global financial markets and fears that turmoil in Asia would spill over into South America. Within this environment, the Ivy South America Fund (formerly known as the Ivy Latin America, Strategy Fund) was up 7.0%. (For the Funds total return with sales charge, and performance commentary, please refer to the following page.)

     Our research confirms that stock markets in South America have been among the hardest hit by the news coming out of Asia. While part of the sell-off was caused by negative emerging market sentiment, the South American economies--without exception--do remain vulnerable to external shocks. Higher funding costs and reduced access to financing from international capital markets are likely to contribute to slower growth in 1998. And weak Asian demand is expected to depress prices for some of the region's raw materials and semi-manufactured products. We believe, however, that restructuring at both the corporate and national levels have significantly improved the ability of economies throughout the region to withstand turmoil in global markets. Low corporate leverage, restructured financial systems and aggressive policy responses have helped contain the impact of the recent crisis.

     Although regional growth prospects for 1998 have been somewhat dampened by the Asian crisis, we believe economic fundamentals remain largely intact in the region and continue to move in the right direction. According to our research, regional GDP growth for the year is estimated to be between 3.5 and 4%. And, progress on inflation is likely to continue; the regional rate could be as low as 5.5%. Perhaps most importantly, valuations are considerably more attractive after last quarter's sell-off.

     Forty-six percent of the Ivy South America Fund is invested in Brazil, which was the regional market most affected by fears steming from the Asian crisis. Pressures on the Brazilian real led authorities to double interest rates at the end of October and initiate a fiscal austerity program designed to save about R$20 billion in 1998. We believe these measures demonstrated the Cardoso government's political will to defend the real, which remains the cornerstone of the economic program implemented in 1994. We also believe these measures should contribute to longer-term stability and higher sustainable growth in the future. They should also lead to slower growth and lower corporate earnings in the medium term, particularly in the private sector. Privatization will remain a central theme in Brazil in 1998 as the long-awaited sale of state-owned Telebras remains on track for mid-year.



IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY SOUTH AMERICA FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy South America Fund returned 7.0% as compared to the Morgan Stanley Capital International (MSCI) Emerging Markets "Free" Latin America Index, which returned 31.6% for the same period. The difference in performance is attributed to the dissimilarity in country weightings between the Fund and the Index. For example, the Ivy South America Fund had a 13% allocation to Mexico, which was up 53% for 1997, whereas the Index had a 31% allocation to Mexico.

                      PERFORMANCE COMPARISONS OF THE FUND
                            SINCE INCEPTION (11/94)
                            OF A $10,000 INVESTMENT

                                     CHART

-----------------------------------------------------------------------------------
                                         IVY SOUTH AMERICA FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                              1.18%     6.18%     .36%      5.36%
                                               C:        C:        C:        C:
 1 Yr.                  .88%       .20%       5.06%     6.06%     4.42%     5.42%
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                             (4.18)%   (3.26)%   (8.04)%   (7.15)%
                                               C:        C:        C:        C:
 Since Inception       (4.31)%    (8.33)%     7.66%     7.66%     6.66%     6.66%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy South America Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Latin America "Free" Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 96.14%     SHARES        VALUE
------------------------------------------------------
ARGENTINA -- 15.44%
Astra Cia Argentina de Petro
  (C.A.P.S.A.)(with 51,130
  Rights)...................       51,130   $   89,494
Banco de Galicia y Buenos
  Aries S.A. de C.V.........       14,600       93,457
Banco Frances del Rio de la
  Plata S.A.................        8,900       82,607
Bansud S.A.*................        7,200       74,174
Cia Naviera Perez Companc
  'B'.......................       13,055       93,230
Disco S.A. ADR*.............        2,000       89,876
Inversiones y
  Representaciones S.A.
  (IRSA)....................       28,107      104,577
Quilmes Industrial S.A......       14,050      192,309
Renault Argentina S.A.......       20,535       28,756
Telecom Argentina...........        5,800      207,350
Telefonica de Argentina S.A.
  ADR.......................        3,000      111,750
Transportadora de Gas Sur...       49,400      112,159
YPF S.A. Sponsored ADR......        3,900      133,332
                                            ----------
                                             1,413,071
                                            ----------
BRAZIL -- 44.52%
Aracruz Celulose S.A. ADR...        5,850       84,094
Banco Bradesco S.A.
  Preferred.................    7,936,032       78,221
Banco Bradesco S.A.
  Rights*(a)................      339,306        1,216
Banco Itau..................      176,000       94,622
Brasmotor S.A. Preferred....      710,000       69,981
Centrais Electricas
  Brasileiras S.A.
  (Electrobras).............    1,600,000       79,568
Centrais Electricas
  Brasileiras S.A.
  (Electrobras) Preferred
  B.........................    4,570,000      233,410
Centrais Electricas de Santa
  Catarina S.A. (CELESC)....       83,201      103,627
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar Preferred..........    8,000,000      146,234
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar Sponsored ADR......          993       19,239
Companhia Cervejaria Brahma
  Preferred.................      206,551      138,809
Companhia Cimento Portland
  Itau......................      320,000       61,648
Companhia Energetica de
  Minas Gerais (CEMIG)......    2,900,000      126,002
Companhia Paranaense de
  Energia -- Copel..........    6,800,000       76,164
Companhia Paulista de Forca
  e Luz (CPFL)..............      500,000       65,859
Companhia Paulista de Forca
  e Luz (CPFL) Preferred....        2,905          299
Companhia Saneamento Basico
  (SABESP) (with 1,652
  Rights(a))................      520,030      123,482
Companhia Siderurgica de
  Tubarao...................    6,900,000       97,686
Companhia Vale do Rio Doce
  Preferred (with
  Debentures* 8,300)........       10,300      207,196
Electricidade de Sao Paulo
  S.A. (Eletropaulo)
  Preferred B*..............      500,000       94,084
Electrolux do Brasil S.A....   37,100,000       67,484
Elevadores Atlas S.A.
  144A......................       12,400      149,997
Gerdau S.A..................    6,600,000       82,794
Ipiranga Brasileira de
  Petroleo..................    4,700,000       71,594
Light Servicos de
  Eletricidade S.A..........      170,000       70,829
Louis Dreyfus Citrus S.A....        1,300       39,762
Marco Polo S.A..............      610,000       72,149
OSA S.A*....................   17,400,000       66,262
Petroleo Brasileiro S.A.
  (Petrobras)...............    1,184,000      276,898
Rossi Residencial S.A.
  GDR*......................       10,000       48,750
Tam Transport Aereos
  Regionais S.A.
  Preferred.................    2,450,000      142,695
Telecomunicacoes Brasileiras
  S.A. ADR (Telebras).......        3,500   $  407,531
Telecomunicacoes de Minas
  Gerais (Telemig)..........        4,861          479
Telecomunicacoes de Minas
  Gerais (Telemig) Preferred
  B.........................      870,726      110,009
Telecomunicacoes de Sao
  Paulo S.A. (Telesp)*......        6,856        1,560
Telecomunicacoes de Sao
  Paulo S.A. (Telesp)
  Preferred.................      323,807       86,170
Telecomunicacoes do Parana
  (Telepar).................      216,690      116,498
Telecomunicacoes do Rio de
  Janeiro S.A. (Telerj).....    1,116,013      115,999
Unibanco -- Units...........    2,479,847      168,875
Usinas Siderurgicas de Minas
  Gerais S.A. (USIMINAS)....       13,010       76,939
                                            ----------
                                             4,074,715
                                            ----------
CHILE -- 14.98%
A.F.P. Provida S.A. ADR.....        4,100       69,956
Antofagasta Holdings PLC....       11,700       63,529
Banco de Santiago...........        1,700       37,825
Banco Santander Chile
  Sponsored ADR.............        4,200       59,325
Chilgener S.A. Sponsored
  ADR.......................        1,728       42,336
Compania de
  Telecomunicaciones de
  Chile S.A. ADR............        2,975       88,878
Cristalerias de Chile
  Sponsored ADR.............        4,500       65,250
Empresa Nacional
  Electricidad S.A..........       10,100      178,644
Genesis Chile Fund..........        5,582      214,907
Laboratorio Chile S.A.
  ADR.......................        6,400      142,400
Madeco S.A. ADR.............        5,200       79,300
Maderas y Sinteticos
  Sociedad Anonima S.A
  Sponsored ADR.............        4,300       40,850
Quimica Minera Chile S.A.
  Sponsored ADR.............        2,200       96,800
Santa Isabel S.A. ADR.......        5,700       99,750
Vina Concha y Toro S.A.
  ADR.......................        3,600       90,900
                                            ----------
                                             1,370,650
                                            ----------
COLOMBIA -- 2.71%
Banco Ganadero S.A.
  Sponsored ADR.............        2,400      105,000
Banco Industrial Colombiano
  ADR.......................        6,900       96,600
Cememtos Diamante ADR
  144A......................        4,100       46,638
                                            ----------
                                               248,238
                                            ----------
MEXICO -- 13.47%
Corporacion GEO, S.A.
  'B'*......................       22,912      140,965
Desc S.A. de C.V. Sponsored
  ADR.......................        2,000       75,000
Grupo Elektra, S.A. de
  C.V.......................       10,000       17,639
Grupo Industrial Maseca S.A.
  de C.V. Sponsored ADR.....        5,800       89,900
Grupo Minsa S.A. de C.V*....       63,500       51,040
Grupo Posadas S.A. -- Series
  A*........................      193,500      132,011
Hylsamex ADR 144A*..........        3,200      113,200
Panamerican Beverages Inc...        5,000      163,125
Sanluis Corporacion S.A. de
  C.V.......................       13,000      105,621
Telefonos de Mexico S.A.
  Sponsored ADR.............        2,000      112,125
Tubos de Acero de Mexico
  S.A. Sponsored ADR*.......        9,300      201,113
Vitro S.A. Sponsored ADR....        2,400       31,350
                                            ----------
                                             1,233,089
                                            ----------
PANAMA -- 0.77%
Banco Latinamericano de
  Exportaciones S.A. - E....        1,700       70,337
                                            ----------

DECEMBER 31, 1997

------------------------------------------------------
EQUITY SECURITIES                SHARES       VALUE
PERU -- 4.25%
Banco Wiese ADR..............      20,200   $  101,000
Credicorp....................       6,194      111,492
Southern Peru Copper Corp....       6,100       81,589
Telefonica del Peru S.A.-B...      42,500       94,948
                                            ----------
                                               389,029
                                            ----------
TOTAL EQUITY SECURITIES
  (Cost -- $8,248,346).......                8,799,129
                                            ----------
BONDS -- 0.48%                  PRINCIPAL
-----------------------------  ----------
Inversiones y
  Representaciones S.A.
  "Parcks" 144A Floating
  Rate, 4.50%, 07/04/03
  (Cost -- $40,000)..........  $   40,000       43,600
                                            ----------
TOTAL INVESTMENTS -- 96.62%
  (Cost -- $8,288,346) (Cost
  on Federal income tax
  basis -- $8,289,892).......                8,842,729
OTHER ASSETS, LESS
  LIABILITIES -- 3.38%.......                  310,014
                                            ----------
NET ASSETS -- 100%...........               $9,152,743
                                            ==========
ADR -- American Depository Receipt
* Non-income producing security.
(a) Securities valued in good faith by
    the Valuation Committee of the Board
    of Trustees.
OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation
based on cost for Federal income tax purposes is as
follows:
    Gross unrealized appreciation........   $1,595,890
    Gross unrealized depreciation........   (1,043,053)
                                            ----------
        Net unrealized appreciation......   $  552,837
                                            ==========
Purchases and sales of securities other than
short-term obligations aggregated $3,464,892 and
$820,884, respectively, for the period ended December
31, 1997.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $8,288,346).......  $8,842,729
Cash........................................................     265,026
Receivables
  Fund shares sold..........................................       3,114
  Dividends and interest....................................      30,095
  Manager for expense reimbursement.........................       6,438
Deferred organization expenses..............................      22,734
Other assets................................................      13,686
                                                              ----------
  Total assets..............................................   9,183,822
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................       1,472
  Management fee............................................       7,494
  12b-1 service and distribution fees.......................       4,265
  Other payables to related parties.........................       4,977
  Custodian fees............................................       7,500
Legal fees..................................................       2,585
Accrued expenses............................................       2,786
                                                              ----------
  Total liabilities.........................................      31,079
                                                              ----------
NET ASSETS..................................................  $9,152,743
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($5,670,931/632,670 shares outstanding)...................  $     8.96
                                                              ==========
Maximum offering price per share ($8.96 X 100/94.25)*.......  $     9.51
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,028,387/338,641 shares outstanding).............  $     8.94
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($453,425/50,988 shares outstanding)................  $     8.89
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $8,523,163
  Undistributed net realized gain on investments............      76,588
  Accumulated net investment loss...........................      (1,356)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     554,348
                                                              ----------
NET ASSETS..................................................  $9,152,743
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $19,339 foreign taxes withheld..........            $264,637
  Interest..................................................               1,866
                                                                        --------
                                                                         266,503
                                                                        --------
EXPENSES
  Management fee............................................  $94,278
  Transfer agent............................................   22,139
  Administrative services fee...............................    9,428
  Custodian fees............................................   41,366
  Blue Sky fees.............................................   25,769
  Auditing and accounting fees..............................   14,179
  Shareholder reports.......................................    2,384
  Amortization of organization expenses.....................   12,454
  Fund accounting...........................................   24,860
  Trustees' fees............................................    7,212
  12b-1 service and distribution fees.......................   52,084
  Legal.....................................................   19,900
  Other.....................................................    3,525
                                                                        --------
                                                                         329,578
  Expenses reimbursed by manager............................             (68,548)
  Fees paid indirectly......................................             (25,575)
                                                                        --------
    Net expenses............................................             235,455
                                                                        --------
NET INVESTMENT INCOME.......................................              31,048
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................             154,205
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........              64,801
                                                                        --------
    Net gain on investment transactions.....................             219,006
                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $250,054
                                                                        ========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997         1996
                                                              ----------   ----------
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $   31,048   $     (487)
  Net realized gain on investments and foreign currency
    transactions............................................     154,205       58,873
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........      64,801      660,305
                                                              ----------   ----------
      Net increase resulting from operations................     250,054      718,691
                                                              ----------   ----------
Class A distributions
  From net investment income................................     (26,281)          --
  From net realized gain....................................     (60,670)     (17,179)
                                                              ----------   ----------
      Total distributions to Class A shareholders...........     (86,951)     (17,179)
                                                              ----------   ----------
Class B distributions
  From net realized gain....................................     (19,985)          --
                                                              ----------   ----------
      Total distributions to Class B shareholders...........     (19,985)          --
                                                              ----------   ----------
Class C distributions
  From net realized gain....................................      (4,054)        (370)
                                                              ----------   ----------
      Total distributions to Class C shareholders...........      (4,054)        (370)
                                                              ----------   ----------
Fund share transactions (Note 5)
  Class A...................................................   1,541,795    1,503,651
  Class B...................................................     950,516    1,138,431
  Class C...................................................     369,599      109,902
                                                              ----------   ----------
    Net increase resulting from Fund share transactions.....   2,861,910    2,751,984
                                                              ----------   ----------
TOTAL INCREASE IN NET ASSETS................................   3,000,974    3,453,126
NET ASSETS
  Beginning of period.......................................   6,151,769    2,698,643
                                                              ----------   ----------
  END OF PERIOD.............................................  $9,152,743   $6,151,769
                                                              ==========   ==========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                      FOR THE PERIOD
                                                                                                     NOVEMBER 1, 1994
CLASS A                                                                                               (COMMENCEMENT)
                                                                FOR THE YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                              -----------------------------------    ----------------
                                                               1997          1996          1995            1994
SELECTED PER SHARE DATA                                       ------        ------        -------    ----------------
Net asset value, beginning of period........................  $ 8.51        $ 6.88        $  8.37        $ 10.00
                                                              ------        ------        -------        -------
  Income (loss) from investment operations
  Net investment income(a)..................................     .06           .01            .01             --
  Net realized and unrealized gain (loss) on investment
    transactions............................................     .53          1.66          (1.45)         (1.63)
                                                              ------        ------        -------        -------
    Total from investment operations........................     .59          1.67          (1.44)         (1.63)
                                                              ------        ------        -------        -------
  Less distributions
  From net investment income................................     .04            --             --             --
  From net realized gain....................................     .10           .04             --             --
  From capital paid-in......................................      --            --            .05             --
                                                              ------        ------        -------        -------
    Total distributions.....................................     .14           .04            .05             --
                                                              ------        ------        -------        -------
Net asset value, end of period..............................  $ 8.96        $ 8.51        $  6.88        $  8.37
                                                              ======        ======        =======        =======
Total return(%).............................................    7.03(c)      24.22(c)      (17.28)(c)      (16.10)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   5,671        $4,016        $ 2,015        $   571
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................    2.45          2.55           2.61           2.20(d)
  Without expense reimbursement(%)..........................    3.18          4.89           9.26          16.22(d)
Ratio of net investment income to average net
  assets(%)(a)..............................................     .65           .24            .22            .21(d)
Portfolio turnover rate(%)..................................      10            20             45             82
Average commission rate(f)..................................  $.0002        $.0002            N/A            N/A

                                                                                                      FOR THE PERIOD
                                                                                                     NOVEMBER 1, 1994
CLASS B                                                                                               (COMMENCEMENT)
                                                                FOR THE YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                              -----------------------------------    ----------------
                                                               1997          1996          1995            1994
SELECTED PER SHARE DATA                                       ------        ------        -------    ----------------
Net asset value, beginning of period........................  $ 8.48        $ 6.88        $  8.37        $ 10.00
                                                              ------        ------        -------        -------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.01)         (.03)          (.02)          (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     .53          1.63          (1.47)         (1.62)
                                                              ------        ------        -------        -------
    Total from investment operations........................     .52          1.60          (1.49)         (1.63)
                                                              ------        ------        -------        -------
  Less distributions
  From net realized gain....................................     .06            --             --             --
                                                              ------        ------        -------        -------
    Total distributions.....................................     .06            --             --             --
                                                              ------        ------        -------        -------
Net asset value, end of period..............................  $ 8.94        $ 8.48        $  6.88        $  8.37
                                                              ======        ======        =======        =======
Total return(%).............................................    6.18(c)      23.26(c)      (17.90)(c)      (16.20)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,028        $2,025        $   684        $   122
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................    3.23          3.33           3.36           2.95(d)
  Without expense reimbursement(%)..........................    3.96          5.67          10.01          16.97(d)
Ratio of net investment loss to average net assets(%)(a)....    (.13)         (.54)          (.53)          (.54)(d)
Portfolio turnover rate(%)..................................      10            20             45             82
Average commission rate(f)..................................  $.0002        $.0002            N/A            N/A

                      (See Notes to Financial Statements)

                                                                               FOR THE PERIOD
                                                                FOR THE        APRIL 30, 1996
CLASS C                                                        YEAR ENDED      (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              ------------    ----------------
                                                                  1997              1996
SELECTED PER SHARE DATA                                       ------------    ----------------
Net asset value, beginning of period........................     $ 8.46           $  7.96
                                                                 ------           -------
  Income from investment operations
  Net investment loss(a)....................................       (.02)             (.02)
  Net realized and unrealized gain on investment
    transactions............................................        .53               .55
                                                                 ------           -------
    Total from investment operations........................        .51               .53
                                                                 ------           -------
  Less distributions
  From net realized gain....................................        .08               .03
                                                                 ------           -------
    Total distributions.....................................        .08               .03
                                                                 ------           -------
Net asset value, end of period..............................     $ 8.89           $  8.46
                                                                 ======           =======
Total return(%).............................................       6.06(c)           6.66(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  453           $   111
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................       3.30              3.46(d)
  Without expense reimbursement(%)..........................       4.03              5.80(d)
Ratio of net investment loss to average net assets (%)(a)...       (.20)             (.68)(d)
Portfolio turnover rate(%)..................................         10                20
Average commission rate(f)..................................     $.0002           $ .0002

(a) Net investment income (loss) is net of expenses reimbursed by manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)    Total return does not reflect a sales charge.
(d)    Annualized.
(e) Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Latin America Strategy Fund (the Fund), is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 securities valued in good faith by the Valuation Committee of the Board amounted to $1,216 (.01% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $283,976. These dividends were subject to foreign withholding tax in the amount of $19,339. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,868 as capital gain dividends for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss, and nondeductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year, custody fees were reduced by $25,575 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,358.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $14,065, $33,776 and $4,243, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $12,408, $8,375 and $1,356, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in South America. Therefore, the Fund is more susceptible to factors adversely affecting securities in South America than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   378,980     3,715,905    321,787   $ 2,648,064
Issued on reinvestment of
 distributions................     8,757        73,733      1,568        13,506
Repurchased...................  (226,858)   (2,247,843)  (144,190)   (1,157,919)
                                --------   -----------   --------   -----------
Net increase..................   160,879   $ 1,541,795    179,165   $ 1,503,651
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   224,612   $ 2,200,555    164,935   $ 1,349,112
Issued on reinvestment of
 distributions................     1,372        11,530         --            --
Repurchased...................  (126,124)   (1,261,569)   (25,510)     (210,681)
                                --------   -----------   --------   -----------
Net increase..................    99,860   $   950,516    139,425   $ 1,138,431
                                ========   ===========   ========   ===========

                                                          FROM APRIL 30, 1996
                                      YEAR ENDED             (COMMENCEMENT)
                                  DECEMBER 31, 1997       TO DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    41,166   $   400,890     13,400   $   111,758
Issued on reinvestment of
 distributions................       167         1,391          5            42
Repurchased...................    (3,514)      (32,682)      (236)       (1,898)
                                --------   -----------   --------   -----------
Net increase..................    37,819   $   369,599     13,169   $   109,902
                                ========   ===========   ========   ===========

6. SUBSEQUENT EVENTS

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

     Effective January 20, 1998, Ivy Latin America Strategy Fund changed its name to Ivy South America Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy South America Fund, formerly
Ivy Latin America Strategy Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02ISAF123197

DECEMBER 31, 1997                                                   IVY FUNDS

IVY INTERNATIONAL SMALL COMPANIES FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         The trend of underperformance of small company international stocks continued in 1997. While international large companies, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, were up 1.8%, small-cap stocks lost 12.8%, (according to the HSBC James Capel World (excluding US Small Company Index). Within this environment, the Ivy International Small Companies Fund, down 12.5% for the twelve months ended December 31, 1997, performed in line with the index. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         Large-cap stocks outperformed smaller companies in every region of the world in 1997. We believe this relationship can be partly explained by the continued popularity of index investing. But in addition, as the uncertainty created by the Asian crisis during the second half of the year swept the globe, investors fled to the more well-researched, liquid, large-company stocks. This was reflected in stock market performance in the second half of the year as the small-cap index fell 15%, while the large-cap EAFE index fell 8%.
         We continue to favor European smaller companies and at year-end they represented approximately 65% of the Fund's total assets. The domestic recovery in Europe is finally underway and we believe those small companies, which tend to be domestically focused, are well positioned to benefit. Retailers, such as Galeries Lafayette in France, Unibail, the property company, and Edipresse, the Swiss publisher, should all benefit from improvements in consumer and business confidence as the recovery gains momentum. European export companies have also been given a shot in the arm from weakening currencies against the US dollar. Paper and forestry companies, like Norske Skog in Norway and eyeglass manufacturer Safilo in Italy, should show strong growth from export markets.
         As European Monetary Union approaches, we expect to see increased merger activity in Europe. This is particularly true in the financial services industry where significant consolidation is likely to occur. The Fund is invested in a number of small banks and insurance companies that are expected to take advantage of this trend.
         Our research confirms that small companies in Asia could not escape the turmoil that devastated the region in the second half of 1997. As investors fled from Asian markets, many smaller companies saw their share prices cut in half. Interestingly, many small companies in Asia are exporters, which are net beneficiaries of the massive currency devaluations that have taken place throughout the region. The Ivy International Small Companies Fund is invested in a number of exporters including KR Precision and Circuit Electronics in Thailand, Elec & Eltek in Singapore and Techtronic in Hong Kong. Also, with the indiscriminate selling that has occurred in Asia, many high-quality, defensive companies are now trading at bargain levels. We believe, however, that investors with a long-term view will be well rewarded by investing in Asia. We need only to remind ourselves of the significant returns earned by those who were willing to preserve through past financial crises in other areas of the world.
         Large-cap stocks have become more and more expensive while their smaller counterparts are trading at increasingly large discounts. Over the longer term, we believe that the value found in smaller companies will be recognized by investors and that a period of outperformance will ensue.

IVY MANAGEMENT, INC.


  BOARD OF TRUSTEES                 LEGAL COUNSEL                        TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.           Dechert Price & Rhoads                   Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill                   Boston, MA                         Services Corp.                 Boca Raton, FL
   Keith J. Carlson                                                      P.O. Box 3022
   Stanley Channick                    OFFICERS                    Boca Raton, FL 33431-0922             DISTRIBUTOR
Frank W. DeFriece, Jr.       Michael G. Landry, Chairman                 1-800-777-6472                 Ivy Mackenzie
    Roy J. Glauber           Keith J. Carlson, President                                              Distributors, Inc.
  Michael G. Landry       James W. Broadfoot, Vice President                AUDITORS              Via Mizner Financial Plaza
 Joseph G. Rosenthal              C. William Ferris,                Coopers & Lybrand L.L.P.      700 South Federal Highway
  Richard Silverman               Secretary/Treasurer                 Fort Lauderdale, FL            Boca Raton, FL 33432
   J. Brendan Swan

                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                      Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY INTERNATIONAL SMALL COMPANIES FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy International Small Companies Fund was down 12.5% as compared to the HSBC James Capel World (excluding US) Small Company Index, which was down 12.8% for the same period. The similarity of the Fund's performance to that of the index is attributed to the similarity in country selection and weightings for the Fund as compared to the index.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (1/97) OF A $10,000
                                   INVESTMENT

                                     CHART

-----------------------------------------------------------------------------------
                                 IVY INTERNATIONAL SMALL COMPANIES FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                            (17.53)%  (13.19)%  (18.69)%  (14.41)%
                                               C:        C:        C:        C:
 Since Inception      (17.55)%   (19.05)%   (14.14)%  (13.14)%  (15.66)%  (14.66)%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The HSBC James Capel World (excluding-US) Small Company Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B, Class C and Class I shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

        EQUITY SECURITIES -- 91.39%            SHARES       VALUE
--------------------------------------------------------------------
ASIA/PACIFIC -- 23.33%
-------------------------------------------
AUSTRALIA -- 3.14%
BRL Hardy Limited..........................      15,000   $   46,160
Tyndall Australia Limited..................      42,300       66,147
                                                          ----------
                                                             112,307
                                                          ----------
HONG KONG -- 8.52%
CDL Hotels International Ltd...............      80,000       24,263
Gold Peak Industries (Holdings) Ltd........      53,000       29,413
Lamex Holdings Ltd.........................     130,000       16,778
Li & Fung..................................      50,000       70,016
National Mutual Asia Ltd...................      54,000       53,664
Peregrine Investment Holdings Limited......      36,000       25,554
Techtronic Industries Company..............     166,000       38,563
Union Bank of Hong Kong Ltd................      38,000       46,591
                                                          ----------
                                                             304,842
                                                          ----------
MALAYSIA -- 2.65%
KFC Holdings (Malaysia) Berhad.............      26,000       42,082
Malayan Cement Berhad......................      28,750       19,574
Malaysia British Assurance Bhd.............      11,000        6,783
Sime UEP Properties Berhad.................      24,000       12,825
Sungei Way Holdings Bhd....................      42,000       13,596
                                                          ----------
                                                              94,860
                                                          ----------
NEW ZEALAND -- 4.38%
Fisher & Paykel Industries.................      20,800       66,427
Fletcher Challenge Building................      23,000       47,010
Fletcher Challenge Forestry................         920          764
Tourism Holdings Limited...................      61,200       41,932
                                                          ----------
                                                             156,133
                                                          ----------
PHILIPPINES -- 0.66%
Alaska Milk Corporation*...................     440,000       17,204
Asian Terminals, Inc.......................       7,000          439
Metro Pacific Corp.........................     216,391        6,074
                                                          ----------
                                                              23,717
                                                          ----------
SINGAPORE -- 2.20%
Clipsal Industries Ltd.....................      22,000       28,160
Elec & Eltek International Co. Ltd.........      11,000       50,380
                                                          ----------
                                                              78,540
                                                          ----------
THAILAND -- 1.78%
Asia Credit Company PLC -- Foreign
  Registered...............................      18,000        3,832
Circuit Electronic Industries Public
  Company Limited
  -- Foreign Registered....................      13,500       10,655
Delta Electronics (Thailand) Public Company
  Ltd......................................       1,200        9,969
Delta Electronics (Thailand) Public Company
  Ltd
  -- Foreign Registered*...................       1,300       10,800
Dhana Siam Finance & Securities Public
  Company Limited
  -- Foreign Registered....................      48,400        9,248
K. R. Precision Public Company Limited
  -- Foreign Registered....................       4,100       15,498
Robinson Department Store Public Company
  Limited
  -- Foreign Registered....................     180,200        3,743
                                                          ----------
                                                              63,745
                                                          ----------
EUROPE -- 59.38%
-------------------------------------------
AUSTRIA -- 2.43%
BWT AG.....................................         560       86,761
                                                          ----------

             EQUITY SECURITIES                 SHARES       VALUE
--------------------------------------------------------------------
DENMARK -- 2.64%
Jyske Bank A/S.............................         400   $   48,779
Sydbank A/S................................         800       45,566
                                                          ----------
                                                              94,345
                                                          ----------
FINLAND -- 1.59%
Metsa-Serla OY -- Class B..................       7,300       56,974
                                                          ----------
FRANCE -- 11.80%
Assurances Banque Populaire................         741       81,295
Assurances Banque Populaire
  Certificates*(a).........................         140          791
Bongrain S.A...............................         275      116,110
Galeries Lafayette.........................          85       46,909
Scor.......................................       1,810       86,591
Unibail....................................         900       89,912
                                                          ----------
                                                             421,608
                                                          ----------
GERMANY -- 6.54%
Dyckerhoff AG..............................         215       60,744
Gerresheimer Glas AG.......................       3,800       53,257
Leica Camera AG............................       4,185       70,990
Merck KGaA.................................       1,440       48,453
                                                          ----------
                                                             233,444
                                                          ----------
HUNGARY -- 1.97%
Danubius Hotel & Spa Rights*...............       1,200       36,431
Pick Szeged Rights.........................         425       33,922
                                                          ----------
                                                              70,353
                                                          ----------
ITALY -- 6.62%
Banca Popolare Di Milano...................      10,650       66,864
Industrie Natuzzi Spa -- Sponsored ADR.....       3,100       63,938
Safilo S.p.A...............................       4,060      105,634
                                                          ----------
                                                             236,436
                                                          ----------
NORWAY -- 1.99%
Norske Skogindustrier ASA..................         910       26,415
Nycomed ASA................................       1,190       44,712
                                                          ----------
                                                              71,127
                                                          ----------
PORTUGAL -- 5.11%
Colep -- Cia. Portuguesa de Embalagens*....       3,000       42,427
Companhia de Seguros Mundial Confianca
  S.A.*....................................       4,850       88,376
Lusomundo-SGPS S.A.........................       5,610       51,875
                                                          ----------
                                                             182,678
                                                          ----------
SPAIN -- 2.00%
Grupo Anaya S.A............................       3,900       71,646
                                                          ----------
SWEDEN -- 0.90%
S.K.F. AB Series "B".......................       1,510       32,163
                                                          ----------
SWITZERLAND -- 5.51%
Edipresse S.A..............................         390      113,373
Fotolabo S.A...............................         375       83,559
                                                          ----------
                                                             196,932
                                                          ----------
UNITED KINGDOM -- 10.28%
Care U.K. PLC..............................      45,955      108,885
Corporate Services Group PLC...............      26,380       92,888
Jarvis Hotels PLC..........................      34,370       85,677
Kiln Capital PLC...........................      45,150       79,862
                                                          ----------
                                                             367,312
                                                          ----------

DECEMBER 31, 1997

---------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES                SHARES       VALUE
LATIN AMERICA -- 7.34%
-----------------------------
ARGENTINA -- 2.43%
Bansud S.A.*.................       3,340   $   34,408
Quilmes Industrial S.A.......       3,830       52,423
                                            ----------
                                                86,831
                                            ----------
BRAZIL -- 2.82%
Brasmotor S. A...............     300,000       29,569
Elevadores Atlas S.A. 144A...       1,600       19,355
OSA S.A. Preferred*..........   2,800,000       10,663
Tam Transport Aeros
  Preferred..................     710,000       41,352
                                            ----------
                                               100,939
                                            ----------
CHILE -- 2.09%
Genesis Chile Fund...........         760       29,260
Vina Concha Y
  Toro -- Sponsored ADR......       1,800       45,450
                                            ----------
                                                74,710
                                            ----------
NORTH AMERICA -- 1.34%
-----------------------------
CANADA -- 1.34%
Methanex Corporation*........       5,870       46,557
Semi-Tech Corporation*.......       1,560        1,134
                                            ----------
                                                47,691
                                            ----------
TOTAL INVESTMENTS
  (Cost -- $3,863,662) (Cost
  on Federal income tax
  basis -- $3,868,929).......               $3,266,094
OTHER ASSETS, LESS
  LIABILITIES -- 8.61%.......                  307,839
                                            ----------
NET ASSETS -- 100%...........               $3,573,933
                                            ==========
ADR -- American Depository Receipt
 * Non-Income producing security.
(a) Securities valued in good faith by
    the Valuation Committee of the Board
    of Trustees.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation
based on cost for Federal income tax purposes is as
follows:
    Gross unrealized appreciation........   $  275,275
    Gross unrealized depreciation........     (878,110)
                                            ----------
        Net unrealized depreciation......   $ (602,835)
                                            ==========
Purchases and sales of securities other than
short-term obligations aggregated $4,076,314 and
$240,873 respectively, for the period ended December
31, 1997.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $3,863,662).......  $ 3,266,094
Cash........................................................      268,528
Receivables
  Fund shares sold..........................................       25,004
  Dividends and interest....................................        5,762
  Manager for expense reimbursement.........................        6,217
Deferred organization expense...............................       39,165
Other assets................................................       10,250
                                                              -----------
    Total assets............................................    3,621,020
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................        2,453
  Fund shares repurchased...................................       24,058
  Management fee............................................        3,103
  12b-1 service and distribution fees.......................        3,585
  Custodian fees............................................        5,000
  Other payables to related parties.........................        3,536
Accrued expenses............................................        5,352
                                                              -----------
    Total liabilities.......................................       47,087
                                                              -----------
NET ASSETS..................................................  $ 3,573,933
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($992,005/114,561 shares outstanding).....................  $      8.66
                                                              ===========
Maximum offering price per share ($8.66 X 100/94.25)*.......  $      9.19
                                                              ===========
CLASS B
Net asset value, offering price, and redemption price** per
  share ($1,007,466/116,764 shares outstanding).............  $      8.63
                                                              ===========
CLASS C
Net asset value, offering price, and redemption price*** per
  share ($1,574,462/181,927 shares outstanding).............  $      8.65
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 4,170,495
  Undistributed net realized gain on investments............        2,878
  Accumulated net investment loss...........................       (1,620)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (597,820)
                                                              -----------
NET ASSETS..................................................  $ 3,573,933
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum contingent deferred sales charge of 5%.
*** Subject to a maximum contingent deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $6,457 foreign taxes withheld...........            $  58,029
                                                                        ---------
EXPENSES
  Management fee............................................  $28,799
  Transfer agent............................................    7,443
  Administrative services fee...............................    2,880
  Custodian fees............................................   35,833
  Blue Sky fees.............................................    5,629
  Auditing and accounting fees..............................    4,626
  Shareholder reports.......................................      482
  Amortization or organization expenses.....................    7,772
  Fund accounting...........................................   18,633
  Trustees' fees............................................    4,670
  12b-1 service and distribution fees.......................   22,000
  Legal.....................................................   15,056
  Other.....................................................    1,872
                                                                        ---------
                                                                          155,695
  Expenses reimbursed by manager............................              (68,465)
  Fees paid indirectly......................................              (11,190)
                                                                        ---------
    Net expenses............................................               76,040
                                                                        ---------
NET INVESTMENT LOSS.........................................              (18,011)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................               29,248
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........             (597,820)
                                                                        ---------
    Net loss on investment transactions.....................             (568,572)
                                                                        ---------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $(586,583)
                                                                        =========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (18,011)
  Net realized gain on investments and foreign currency
    transactions............................................      29,248
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........    (597,820)
                                                              ----------
        Net decrease resulting from operations..............    (586,583)
                                                              ----------
Distributions to shareholders from net realized gain
  Class A...................................................     (10,611)
  Class B...................................................      (5,916)
  Class C...................................................      (6,491)
                                                              ----------
        Total distributions to shareholders.................     (23,018)
                                                              ----------
Fund share transactions (Note 4)
    Class A.................................................   1,166,547
    Class B.................................................   1,178,634
    Class C.................................................   1,838,353
    Class I.................................................          --
                                                              ----------
    Net increase resulting from Fund share transactions.....   4,183,534
                                                              ----------
NET ASSETS AT END OF PERIOD.................................  $3,573,933
                                                              ==========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                     FOR THE YEAR ENDED
                                                                    DECEMBER 31, 1997(A)
                                                              ---------------------------------
                                                              CLASS A      CLASS B      CLASS C
                  SELECTED PER SHARE DATA                     -------      -------      -------
Net asset value, beginning of period........................  $10.00       $10.00       $ 10.00
                                                              -------      -------      -------
  Income from investment operations
  Net investment loss(b)....................................    (.01)        (.05)         (.06)
  Net realized and unrealized loss on investment
    transactions............................................   (1.24)       (1.27)        (1.25)
                                                              -------      -------      -------
    Total from investment operations........................   (1.25)       (1.32)        (1.31)
                                                              -------      -------      -------
  Less distributions
  From net realized gain....................................     .09          .05           .04
                                                              -------      -------      -------
    Total distributions.....................................     .09          .05           .04
                                                              -------      -------      -------
Net asset value, end of period..............................  $ 8.66       $ 8.63       $  8.65
                                                              =======      =======      =======
Total return (%)(c).........................................  (12.52)      (13.19)       (13.14)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  992       $1,007       $ 1,574
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................    2.50         3.31          3.23
  Without expense reimbursement(%)..........................    4.87         5.68          5.60
Ratio of net investment loss to average net assets(%)(b)....    (.11)        (.91)         (.83)
Portfolio turnover rate(%)..................................      10           10            10
Average commission rate(e)..................................  $.0030       $.0030       $ .0030

(a)    The Fund commenced operations on January 1, 1997.
(b) Net investment loss is net of expenses reimbursed by manager.
(c)    Total return does not reflect a sales charge.
(d) Total expenses include fees paid indirectly through an expense offset arrangement.
(e) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy International Small Companies Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 securities valued in good faith by the Valuation Committee of the Board amounted to $791 (.02% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $63,213. These dividends were subject to foreign withholding tax in the amount of $6,457. The Fund intends to elect to pass through to its shareholders their proportionate share of such foreign taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to; investments in foreign denominated securities, passive foreign investment companies, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year, custody fees were reduced by $11,190 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,425.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,266, $6,742 and $12,992, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,306, $2,114 , $3,023 and $0, for Class A, Class B, Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for the year ended December 31, 1997 for Class A, Class B, Class C and Class I were as follows:

                        CLASS A                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................  137,090   $1,381,448
Issued on reinvestment of distributions................    1,120        9,573
Repurchased............................................  (23,649)    (224,474)
                                                         -------   ----------
Net increase...........................................  114,561   $1,166,547
                                                         =======   ==========

                        CLASS B                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................  138,360   $1,386,132
Issued on reinvestment of distributions................      479        4,077
Repurchased............................................  (22,075)    (211,575)
                                                         -------   ----------
Net increase...........................................  116,764   $1,178,634
                                                         =======   ==========

                        CLASS C                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................  227,583   $2,285,190
Issued on reinvestment of distributions................      196        1,670
Repurchased............................................  (45,852)    (448,507)
                                                         -------   ----------
Net increase...........................................  181,927   $1,838,353
                                                         =======   ==========

                        CLASS I                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................        1   $       10
Repurchased............................................       (1)         (10)
                                                         -------   ----------
Net increase...........................................        0   $        0
                                                         =======   ==========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Small Companies Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998
02IISC123197

                                                                       IVY FUNDS

DECEMBER 31, 1997

IVY INTERNATIONAL FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

     Nineteen ninety-seven was a significant year for both the world stock markets and the Ivy International Fund. The assets of the Fund almost doubled in the course of the year -- from $1.4 billion on December 31, 1996 to $2.6 billion a year later. As a result of this rapid growth, and the manager's belief that to continue growing at this pace would hinder the Fund's future performance, the Ivy International Fund was closed to new investors in the spring of 1997. Existing shareholders, however, can continue to invest in the Fund without limitation.
     For the twelve months ended December 31, 1997, the Ivy International Fund was up 10.4%, which compares favorably to its most relevant benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which was up 1.8% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     There were two dominant stories for the year: the roiling currency and stock markets in Southeast Asia and the strong fiscal and economic discipline of European countries as they head toward European Monetary Union (EMU) in 1999.
     According to our research, the interest rate structure in Europe has trended down as countries imposed strict controls on government spending to meet the inflation and deficit goals of the Maastricht rules for joining EMU. The participants will be finalized in May of 1998 and we expect the exchange rates into the Euro (the single European currency) to also be set at that time. Meanwhile, the continental European countries have allowed unemployment rates to remain high to reduce the deficits. We believe this has led to low interest rates for all potential members, including countries such as Italy and Spain. The high European weighting in the Ivy International Fund (66% of assets) helped performance as the region (including the United Kingdom and Switzerland countries which will not initially participate in the Euro) had a strong 1997. Our research also indicates that merger activity in Europe, both in the financial and pharmaceutical sectors, will continue as companies align themselves for the Euro and prepare to compete in the world market from the European base.
     The implosion of markets in Southeast Asia was felt by the Fund. The decision to sell the Fund's Korean holdings in 1996, together with the manager's aversion to Thailand, Indonesia, and the Philippines, meant that the Fund avoided some of the damage that was felt throughout the region. Investments in Malaysia, Singapore, and Hong Kong did, however, negatively affect the Fund in the latter part of 1997. We believe the sell-off of currencies and stock markets in the region resulted from an overinvestment in capacity on a world scale, which meant manufacturing enterprises in these countries could not generate sufficient revenues to satisfy their investors' expectations of return.
     Brazil and Argentina, which together represent 7% of the Ivy International Fund, were among the top performing South American markets in 1997, up 27.3% and 24.6% respectively. We believe this strong performance was the result of investors seeking out large capitalization, blue-chip investments in emerging markets.
     We continue to believe that the US market will not meet the expectations of investors in the future, and that those who diversify their portfolios internationally should be rewarded. And so, we would remind existing shareholders of their ability to continue investing in the Ivy International Fund.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY INTERNATIONAL FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy International Fund was up 10.4% which compares favorably to the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which was up 1.8% for the same period. The difference in performance is attributed to the Fund's active management (EAFE is an unmanaged index) and a difference in country and regional weightings between the Fund and the index. In particular, as of December 31, 1997, 25% of the index was allocated in Japan -- which was down more than 23% for the year -- as compared to only 7% of the Fund.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/86) OF A $10,000
                                   INVESTMENT

                                     CHART

-----------------------------------------------------------------------------------
                                         IVY INTERNATIONAL FUND
                                       FOR PERIOD ENDING 12/31/97
                          Class A*-w/sales charge          Class B**, C*** & I
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                               --        --       4.49%     9.49%
                                               C:        C:        C:        C:
                                               --        --       8.50%     9.50%
                                               I:        I:        I:        I:
 1 Yr.                   --        4.03%       --        --      10.87%    10.87%
-----------------------------------------------------------------------------------
 5 Yr.                   --       16.69%       --        --        --        --
-----------------------------------------------------------------------------------
 10 Yr.                13.87%     13.86%       --        --        --        --
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                               --        --      11.68%    12.00%
                                               C:        C:        C:        C:
                                               --        --      12.66%    12.66%
                                               I:        I:        I:        I:
 Since Inception       14.51%     14.50%       --        --      12.74%    12.74%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B, Class C and Class I shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

    EQUITY SECURITIES -- 96.59%        SHARES          VALUE
-----------------------------------
AFRICA -- 2.48%
-----------------------------------
SOUTH AFRICA -- 2.48%
Anglo American Corporation
  of South Africa Ltd..............       26,900   $    1,085,651
Anglo American Corporation
  of South Africa Ltd. ADR.........      450,000       18,112,500
Billiton Plc.......................      476,400        1,223,708
Billiton Plc ADR...................    6,000,000       15,414,000
Gencor Limited.....................       95,280          157,614
Gencor Limited ADR.................    1,200,000        1,984,800
Pepkor Limited ADR 144A REGD.......      320,251        3,290,451
South African Breweries Limited....      266,012        6,559,621
South African Breweries Limited
  ADR..............................      639,089       15,759,935
                                                   --------------
                                                       63,588,280
                                                   --------------
ASIA -- 20.90%
-----------------------------------
HONG KONG -- 4.66%
Cheung Kong Holdings...............    4,000,000       26,199,407
China Light & Power................    5,750,000       31,910,361
Hong Kong Telecommunications Ltd...   15,921,610       32,775,029
Swire Pacific Class A..............    3,500,000       19,197,841
Television Broadcasting Ltd........    3,321,000        9,472,324
                                                   --------------
                                                      119,554,962
                                                   --------------
JAPAN -- 7.16%
Bridgestone Corp...................    1,200,000       26,118,840
Canon Inc..........................    1,200,000       28,056,987
Fuji Photo Film ORD................      850,000       32,687,005
Komatsu Ltd........................    4,100,000       20,654,342
Matsushita Electric Industrial
  Co...............................    1,700,000       24,972,872
Nintendo Corp Ltd..................       20,000        1,968,911
Sega Enterprises...................       18,000          326,716
Sharp Corp.........................    3,500,000       24,173,002
Sony Corp..........................      275,000       24,534,481
                                                   --------------
                                                      183,493,156
                                                   --------------
MALAYSIA -- 1.18%
Malayan Banking Berhad.............    2,300,000        6,677,173
Sime Darby Berhad..................    6,500,000        6,245,559
Telekom Malaysia Berhad............    5,875,000       17,357,695
                                                   --------------
                                                       30,280,427
                                                   --------------
RUSSIA -- 4.79%
LUKoil Oil Co. Sponsored ADR
  144A.............................      743,876       68,451,470
Mosenergo Sponsored ADR 144A.......      655,000       24,235,000
Unified Energy System*.............  100,000,000       30,240,000
                                                   --------------
                                                      122,926,470
                                                   --------------
SINGAPORE -- 3.11%
Fraser & Neave Ltd. ORD............    5,000,000       21,662,506
Hong Kong Land Holdings Ltd........   10,144,151       19,476,770
Keppel Corporation Ltd.............    7,050,000       20,251,178
United Overseas Bank Foreign
  Registered.......................    3,312,407       18,381,084
                                                   --------------
                                                       79,771,538
                                                   --------------
AUSTRALIA -- 1.12%
-----------------------------------
AUSTRALIA -- 1.12%
News Corp. Ltd. ADR................    1,000,000       22,312,500
Rio Tinto Limited..................      322,500        3,761,958
Western Mining Corporation
  Holdings.........................      413,994        1,443,132
Western Mining Corporation Holdings
  ADR..............................       82,812        1,128,314
                                                   --------------
                                                       28,645,904
                                                   --------------
EUROPE -- 65.27%
-----------------------------------
DENMARK -- 2.23%
ISS International Service Systems
  B*...............................      700,000       25,762,318
Novo Nordisk AS -- Class B.........      220,000       31,487,277
                                                   --------------
                                                       57,249,595
                                                   --------------

         EQUITY SECURITIES             SHARES          VALUE
-----------------------------------
FRANCE -- 12.36%
AXA-UAP............................      500,000   $   38,706,008
Banque Nationale de Paris..........      513,349       27,297,891
BIC................................      140,000       10,223,306
Compagnie Financiere de Paribas....      367,257       31,928,161
Elf Aquitaine S.A..................      300,000       34,907,716
Eurotunnel S.A.*...................   10,000,000        9,641,179
Michelin Class B REGD..............      353,305       17,794,859
Rhone Poulenc S.A..................      567,790       25,445,428
Schneider S.A......................      500,000       27,161,527
Seita/Societe National
  D'Exploitation Industrielle Des
  Tabacs Et Allumettes.............      691,570       24,830,875
Suez Lyonnaise des Eaux............      222,611       24,644,669
Total S.A..........................      407,995       44,422,017
                                                   --------------
                                                      317,003,636
                                                   --------------
ITALY -- 1.79%
Assicurazioni Genarali.............    1,200,000       29,491,011
Banca Commericale Italiana.........    4,700,000       16,349,016
                                                   --------------
                                                       45,840,027
                                                   --------------
NETHERLANDS -- 3.69%
ABN Amro Holdings NV...............    1,442,177       28,100,450
Hunter Douglas NV..................      147,066        5,150,724
ING Groep NV.......................      632,343       26,638,404
Royal Dutch Petroleum ADR..........      640,000       34,680,000
                                                   --------------
                                                       94,569,578
                                                   --------------
NORWAY -- 4.37%
Bergesen D.Y. A/S A................    1,150,000       27,142,549
Frontline Ltd*.....................    4,229,200       17,095,351
Kvaerner Industrier Series A.......      360,000       18,360,897
Norsk Hydro Sponsored ADR..........      600,000       30,600,000
Saga Petroleum Series A Free.......    1,100,000       18,949,595
                                                   --------------
                                                      112,148,392
                                                   --------------
PORTUGAL -- 1.16%
Banco Commercial Portugues
  Preferrred.......................      400,000       29,700,000
                                                   --------------
SPAIN -- 2.65%
Banco Bilboa Vizcaya REGD..........      300,000        9,703,744
Banco Intercontinental.............      350,000       19,840,515
Repsol S.A.........................      900,000       38,381,948
                                                   --------------
                                                       67,926,207
                                                   --------------
SWEDEN -- 9.64%
AGA AB Series B Free...............    2,500,000       33,083,945
Autoliv, Inc. SDR..................      750,000       24,434,857
Ericsson L.M. Telephone Series B
  Free.............................      600,000       22,572,703
Kinnevik AB B Free.................      230,870        3,826,320
Nobel Biocare AB...................      916,346       12,011,046
Pharmacia & Upjohn SDS.............      254,300        9,358,736
Skandia Forsakrings AB.............    1,000,000       47,199,762
Svenska Cellulosa AB (SCA)-Series
  B................................    1,200,000       26,996,500
Swedish Match AB Fuerer............    9,000,000       30,059,128
Trelleborg AB B Free...............      300,000        3,781,022
Volvo AB B Free....................    1,260,000       33,825,026
                                                   --------------
                                                      247,149,045
                                                   --------------
SWITZERLAND -- 13.49%
Ciba Specialty Chemicals AG........      300,000       35,788,944
Compagnie Financiere Michelin......       45,000       18,820,048
Compagnie Financiere Richemont
  AG...............................       25,000       27,253,075
Credit Suisse Group REGD...........      177,035       27,431,273
Nestle AG REGD.....................       20,000       30,016,091
Novartis AG REGD...................       18,096       29,404,196
Sairgroup*.........................       24,000       32,909,374
SGS Holdings Bearer................       15,000       28,795,702
Sulzer AG REGD.....................       10,775        6,840,796
Swiss Bank Corporation REGD........      102,121       31,786,982
Swiss Re REGD......................       20,655       38,688,712
Zurich Versicherungsgesellschaft
  REGD.............................       80,000       38,174,874
                                                   --------------
                                                      345,910,067
                                                   --------------

DECEMBER 31, 1997

         EQUITY SECURITIES             SHARES          VALUE
-----------------------------------
UNITED KINGDOM -- 13.89%
B.A.T. Industries plc..............    4,055,131   $   36,997,973
BG plc.............................    6,176,470       27,845,973
Barclay's Bank ORD.................      483,912       12,859,095
British Petroleum ORD..............    2,350,077       30,953,868
Cadbury Schweppes plc ADR..........      430,081       17,794,601
Diageo plc.........................    3,500,000       32,163,457
Imperial Tobacco Group plc.........    5,500,000       34,750,848
National Westminster Bank..........    2,025,841       33,649,853
Reed International plc.............    2,600,000       25,347,387
Rio Tinto plc......................    1,670,228       19,388,503
Royal Bank Scotland Group ORD......      789,259       10,103,472
Smithkline Beecham plc ADR.........      800,000       41,150,000
Waste Management International plc
  ADR*.............................    1,809,000       11,306,250
Whitbread PLC......................    1,500,000       21,805,663
                                                   --------------
                                                      356,116,943
                                                   --------------
SOUTH AMERICA -- 6.82%
-----------------------------------
ARGENTINA -- 3.14%
Telecom de Argentina S.A. Class B..    3,300,000       23,764,349
Telefonica de Argentina S.A. Class
  B................................    6,000,000       22,504,118
YPF ADR Class D....................    1,000,000       34,187,500
                                                   --------------
                                                       80,455,967
                                                   --------------
BRAZIL -- 3.68%
Centrais Electricas Brasileiras
  S.A.(Electrobras)................  600,000,000       30,644,612
Petrobras Registered NV............  150,000,000       35,080,017
Telebras Registered NV.............  250,000,000       28,516,514
                                                   --------------
                                                       94,241,143
                                                   --------------
TOTAL EQUITY SECURITIES
  (Cost -- $2,086,752,568).........                 2,476,571,337
                                                   --------------
CONVERTIBLE BONDS -- 0.75%             PRINCIPAL
-----------------------------------  -----------
Liberty Life International 144A
  Registered, 6.50%, 09/30/04
  (Cost -- $19,008,260)............  $16,500,000       19,305,000
                                                   --------------
COMMERCIAL PAPER -- 1.60%
-----------------------------------
American Express, 6.00%, 01/02/98..   18,933,561       18,933,561
American Express, 5.90%, 01/05/98..   22,069,619       22,069,619
                                                   --------------
TOTAL COMMERCIAL PAPER
  (Cost -- $41,003,180).........................       41,003,180
                                                   --------------
TOTAL INVESTMENTS -- 98.94%
  (Cost -- $2,146,764,008)(a)...................    2,536,879,517
OTHER ASSETS, LESS LIABILITIES -- 1.06%.........       27,339,189
                                                   --------------
NET ASSETS -- 100%..............................   $2,564,218,706
                                                   ==============
ADR  --  American Depository Receipt
NV   --  Non-voting
ORD  --  Ordinary
REGD --  Registered
SDR  --  Swedish Depository Receipt
SDS  --  Swedish Depository Shares
 *  Non-income producing security.
(a) Cost is the same for Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...................   $ 576,699,372
    Gross unrealized depreciation...................    (186,583,863)
                                                       -------------
        Net unrealized appreciation.................   $ 390,115,509
                                                       =============
Purchases and sales of securities other than short-term obligations aggregated $1,234,112,830 and $174,291,735, respectively, for the period ended, December 31, 1997.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $2,146,764,008)...  $2,536,879,517
Cash........................................................          99,322
Receivables
  Investments sold..........................................      25,213,659
  Fund shares sold..........................................       1,265,075
  Dividends and interest....................................       6,505,889
Other assets................................................         124,364
                                                              --------------
    Total assets............................................   2,570,087,826
                                                              --------------
LIABILITIES
Payables
  Investments purchased.....................................         774,342
  Fund shares repurchased...................................         836,909
  Management fee............................................       2,158,393
  12b-1 service and distribution fees.......................       1,024,003
  Other payables to related parties.........................         476,853
Accrued expenses............................................         598,620
                                                              --------------
    Total liabilities.......................................       5,869,120
                                                              --------------
NET ASSETS..................................................  $2,564,218,706
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($1,705,771,784/43,698,675 shares outstanding)............  $        39.03
                                                              ==============
Maximum offering price per share ($39.03 X 100/94.25)*......  $        41.41
                                                              ==============
CLASS B
Net asset value, offering price and redemption price** per
  share ($568,520,801/14,644,471 shares outstanding)........  $        38.82
                                                              ==============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($174,880,169/4,525,637 shares outstanding).........  $        38.64
                                                              ==============
CLASS I
Net asset value,offering price, and redemption price per
  share ($115,045,952/2,945,551 shares outstanding).........  $        39.06
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $2,180,517,167
  Accumulated net realized loss on investments..............      (6,080,319)
  Accumulated net investment loss...........................         (32,902)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     389,814,760
                                                              --------------
NET ASSETS..................................................  $2,564,218,706
                                                              ==============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $3,999,950 foreign taxes withheld.......                $ 43,108,571
  Interest..................................................                   8,805,859
                                                                            ------------
                                                                              51,914,430
                                                                            ------------
EXPENSES
  Management fee............................................  $22,898,279
  Transfer agent............................................    3,166,932
  Administrative services fee...............................    2,211,426
  Custodian fees............................................    2,231,677
  Blue Sky fees.............................................       78,615
  Auditing and accounting fees..............................       64,051
  Shareholder reports.......................................      103,119
  Fund accounting...........................................      171,582
  Trustees' fees............................................        7,212
  12b-1 service and distribution fees.......................   10,199,531
  Legal.....................................................       73,121
  Other.....................................................      426,025
                                                                            ------------
    Total expenses..........................................                  41,631,570
                                                                            ------------
NET INVESTMENT INCOME.......................................                  10,282,860
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                  15,941,694
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........                 155,677,616
                                                                            ------------
    Net gain on investment transactions.....................                 171,619,310
                                                                            ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                $181,902,170
                                                                            ============

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                   1997             1996
                                                              --------------   --------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   10,282,860   $    5,658,391
  Net realized gain on investments and foreign currency
    transactions............................................      15,941,694       25,065,630
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........     155,677,616      140,672,710
                                                              --------------   --------------
    Net increase resulting from operations..................     181,902,170      171,396,731
                                                              --------------   --------------
CLASS A DISTRIBUTIONS
  From net investment income................................      (9,161,845)      (4,882,162)
  From net realized gain....................................     (11,110,560)     (17,087,565)
  In excess of net realized gain............................      (4,390,449)              --
                                                              --------------   --------------
    Total distributions to Class A shareholders.............     (24,662,854)     (21,969,727)
                                                              --------------   --------------
CLASS B DISTRIBUTIONS
  From net investment income................................          (1,396)              --
  In excess of net investment income........................              --         (430,044)
  From net realized gain....................................      (3,054,436)      (5,538,963)
  In excess of net realized gain............................      (1,203,967)              --
                                                              --------------   --------------
    Total distributions to Class B shareholders.............      (4,259,799)      (5,969,007)
                                                              --------------   --------------
CLASS C DISTRIBUTIONS
  From net investment income................................         (71,355)              --
  In excess of net investment income........................              --         (243,273)
  From net realized gain....................................        (957,153)        (791,253)
  In excess of net realized gain............................        (377,366)              --
                                                              --------------   --------------
    Total distributions to Class C shareholders.............      (1,405,874)      (1,034,526)
                                                              --------------   --------------
CLASS I DISTRIBUTIONS
  From net investment income................................        (927,558)        (395,163)
  In excess of net investment income........................              --          (23,513)
  From net realized gain....................................        (819,545)        (932,968)
  In excess of net realized gain............................        (324,157)              --
                                                              --------------   --------------
    Total distributions to Class I shareholders.............      (2,071,260)      (1,351,644)
                                                              --------------   --------------
Fund share transactions (Note 4)
  Class A...................................................     616,356,715      404,645,714
  Class B...................................................     218,972,703      211,044,612
  Class C...................................................     121,136,209       42,991,790
  Class I...................................................      59,040,747       35,796,386
                                                              --------------   --------------
    Net increase resulting from Fund share transactions.....   1,015,506,374      694,478,502
                                                              --------------   --------------
TOTAL INCREASE IN NET ASSETS................................   1,165,008,757      835,550,329
NET ASSETS
  Beginning of period.......................................   1,399,209,949      563,659,620
                                                              --------------   --------------
  END OF PERIOD.............................................  $2,564,218,706   $1,399,209,949
                                                              ==============   ==============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS(A)

CLASS A
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                   1997         1996        1995        1994        1993
SELECTED PER SHARE DATA                                         ----------    --------    --------    --------    --------
Net asset value, beginning of period........................    $    35.89    $  30.67    $  27.60       27.71    $  18.88
                                                                ----------    --------    --------    --------    --------
  Income from investment operations
  Net investment income.....................................           .24         .20         .25         .07         .12
  Net realized and unrealized gain on investment
    transactions............................................          3.47        5.85        3.22        1.01        9.01
                                                                ----------    --------    --------    --------    --------
    Total from investment operations........................          3.71        6.05        3.47        1.08        9.13
                                                                ----------    --------    --------    --------    --------
  Less distributions
  From net investment income................................           .21         .19         .25         .07         .08
  From net realized gain....................................           .26         .64         .12        1.11         .22
  In excess of net realized gain............................           .10          --         .03          --          --
  From capital paid-in......................................            --          --          --         .01          --
                                                                ----------    --------    --------    --------    --------
    Total distributions.....................................           .57         .83         .40        1.19         .30
                                                                ----------    --------    --------    --------    --------
Net asset value, end of period..............................    $    39.03    $  35.89    $  30.67    $  27.60    $  27.71
                                                                ==========    ========    ========    ========    ========
Total return(%)(b)..........................................         10.38       19.72       12.65        3.92       48.37

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $1,705,772    $989,254    $475,989    $229,586    $172,539
Ratio of expenses to average net assets(%)..................          1.59        1.65        1.52        1.58        1.61
Ratio of net investment income to average net assets(%).....           .68         .76         .97         .30         .56
Portfolio turnover rate(%)..................................             8          14           6           7          19
Average commission rate(e)..................................    $    .0090    $  .0092         N/A         N/A         N/A

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 23, 1993
CLASS B                                                                                                          (COMMENCEMENT)
                                                                 FOR THE YEAR ENDED DECEMBER 31,                 TO DECEMBER 31,
                                                        --------------------------------------------------      -----------------
                                                          1997          1996          1995          1994              1993
SELECTED PER SHARE DATA                                 --------      --------      --------      --------      -----------------
Net asset value, beginning of period..................  $  35.73      $  30.67      $  27.60      $  27.71           $25.86
                                                        --------      --------      --------      --------           ------
  Income from investment operations
  Net investment income (loss)........................      (.06)         (.01)          .01          (.10)            (.01)
  Net realized and unrealized gain on investment
    transactions......................................      3.44          5.76          3.20           .91             2.12
                                                        --------      --------      --------      --------           ------
    Total from investment operations..................      3.38          5.75          3.21           .81             2.11
                                                        --------      --------      --------      --------           ------
  Less distributions
  From net investment income..........................        --            --           .01            --              .04
  In excess of net investment income..................        --           .05            --            --               --
  From net realized gain..............................       .21           .64           .10           .90              .22
  In excess of net realized gain......................       .08            --           .03            --               --
  From capital paid-in................................        --            --            --           .02               --
                                                        --------      --------      --------      --------           ------
    Total distributions...............................       .29           .69           .14           .92              .26
                                                        --------      --------      --------      --------           ------
Net asset value, end of period........................  $  38.82      $  35.73      $  30.67      $  27.60           $27.71
                                                        ========      ========      ========      ========           ======
Total return(%).......................................      9.46(b)      18.76(b)      11.62(b)       2.96(b)          7.65(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............  $568,521      $312,161      $ 74,650      $ 30,143           $2,846
Ratio of expenses to average net assets(%)............      2.42          2.45          2.44          2.50             2.59(d)
Ratio of net investment income (loss)
  to average net assets (%)...........................      (.15)         (.04)          .05          (.62)            (.42)(d)
Portfolio turnover rate(%)............................         8            14             6             7               19
Average commission rate(e)............................  $  .0090      $  .0092           N/A           N/A              N/A

                      (See Notes to Financial Statements)

                                                                                 FOR THE PERIOD
                                                                FOR THE          APRIL 30, 1996
CLASS C                                                        YEAR ENDED        (COMMENCEMENT)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                              ------------      -----------------
                                                                  1997                1996
SELECTED PER SHARE DATA                                       ------------      -----------------
Net asset value, beginning of period........................    $  35.58             $ 32.68
                                                                --------             -------
  Income from investment operations
  Net investment loss.......................................        (.05)                 --
  Net realized and unrealized gain on investment
    transactions............................................        3.42                3.74
                                                                --------             -------
    Total from investment operations........................        3.37                3.74
                                                                --------             -------
  Less distributions
  From net investment income................................         .01                  --
  In excess of net investment income........................          --                 .20
  From net realized gain....................................         .21                 .64
  In excess of net realized gain............................         .09                  --
                                                                --------             -------
    Total distributions.....................................         .31                 .84
                                                                --------             -------
Net asset value, end of period..............................    $  38.64             $ 35.58
                                                                ========             =======
Total return(%).............................................        9.50(b)            11.45(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $174,880             $44,450
Ratio of expenses to average net assets(%)..................        2.41                2.44(d)
Ratio of net investment loss to average net assets(%).......        (.14)               (.03)(d)
Portfolio turnover rate(%)..................................           8                  14
Average commission rate(e)..................................    $  .0090             $ .0092

                                                                                                       FOR THE PERIOD
                                                                                                       OCTOBER 6, 1994
CLASS I                                                               FOR THE YEAR ENDED               (COMMENCEMENT)
                                                                         DECEMBER 31,                  TO DECEMBER 31,
                                                              ----------------------------------      -----------------
                                                                1997         1996         1995              1994
SELECTED PER SHARE DATA                                       --------      -------      -------      -----------------
Net asset value, beginning of period........................  $  35.89      $ 30.67      $ 27.60           $29.06
                                                              --------      -------      -------           ------
  Income (loss) from investment operations
  Net investment income.....................................       .32          .27          .30              .03
  Net realized and unrealized gain (loss) on investment
    transactions............................................      3.56         5.88         3.22             (.49)
                                                              --------      -------      -------           ------
    Total from investment operations........................      3.88         6.15         3.52             (.46)
                                                              --------      -------      -------           ------
  Less distributions
  From net investment income................................       .32          .27          .30              .03
  In excess of net investment income........................        --          .02           --               --
  From net realized gain....................................       .28          .64          .12              .92
  In excess of net realized gain............................       .11           --          .03               --
  From capital paid-in......................................        --           --           --              .05
                                                              --------      -------      -------           ------
    Total distributions.....................................       .71          .93          .45             1.00
                                                              --------      -------      -------           ------
Net asset value, end of period..............................  $  39.06      $ 35.89      $ 30.67           $27.60
                                                              ========      =======      =======           ======
Total return (%)............................................     10.87(b)     20.06(b)     12.85(b)         (1.64)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $115,046      $53,344      $13,020           $4,921
Ratio of expenses to average net assets(%)..................      1.18         1.25         1.35             1.41(d)
Ratio of net investment income to average net assets(%).....      1.08         1.16         1.14             0.47(d)
Portfolio turnover rate(%)..................................         8           14            6                7
Average commission rate(e)..................................  $  .0090      $ .0092          N/A              N/A

(a) Effective April 1, 1993, the subadviser is Northern Cross Investments Limited. Boston Overseas Investors Inc. was the subadviser from July 1, 1990 through March 31, 1993.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $40,323,653. These dividends were subject to foreign withholding tax in the amount of $3,999,950. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $19,045,225 as capital gain dividends (of which, 44.35% is designated as 20% rate gain) for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $535,280.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of shares issued after December 31, 1991, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,454,447, $5,257,708 and $1,487,376, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,908,207, $967,354, $260,528 and $30,843, for Class A, Class B,
Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1997            DECEMBER 31, 1996
                         --------------------------   --------------------------
CLASS A                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................  24,535,217   $ 947,843,934    16,070,230   $537,452,973
Issued on reinvestment
 of distributions......     553,328      21,066,996       534,854     19,195,195
Repurchased............  (8,953,220)   (352,554,215)   (4,561,167)  (152,002,454)
                         ----------   -------------   -----------   ------------
Net increase...........  16,135,325   $ 616,356,715    12,043,917   $404,645,714
                         ==========   =============   ===========   ============

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1997            DECEMBER 31, 1996
                         --------------------------   --------------------------
CLASS B                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................   7,205,870   $ 269,571,973     6,659,639   $222,635,747
Issued on reinvestment
 of distributions......      55,534       2,101,941        91,688      3,275,938
Repurchased............  (1,353,764)    (52,701,211)     (448,268)   (14,867,073)
                         ----------   -------------   -----------   ------------
Net increase...........   5,907,640   $ 218,972,703     6,303,059   $211,044,612
                         ==========   =============   ===========   ============

                                                         FROM APRIL 30, 1996
                                 YEAR ENDED                 (COMMENCEMENT)
                             DECEMBER 31, 1997           TO DECEMBER 31, 1996
                         --------------------------   --------------------------
CLASS C                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................   3,605,650   $ 133,986,481     1,260,097   $ 43,344,404
Issued on reinvestment
 of distributions......      12,771         481,083         9,696        344,991
Repurchased............    (342,252)    (13,331,355)      (20,325)      (697,605)
                         ----------   -------------   -----------   ------------
Net increase...........   3,276,169   $ 121,136,209     1,249,468   $ 42,991,790
                         ==========   =============   ===========   ============

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1997            DECEMBER 31, 1996
                         --------------------------   --------------------------
CLASS I                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................   1,663,567   $  67,173,182     1,105,814   $ 37,145,203
Issued on reinvestment
 of distributions......      41,606       1,584,389        35,847      1,286,548
Repurchased............    (245,848)     (9,716,824)      (79,940)    (2,635,365)
                         ----------   -------------   -----------   ------------
Net increase...........   1,459,325   $  59,040,747     1,061,721   $ 35,796,386
                         ==========   =============   ===========   ============

     Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares of the Fund are available for purchase only by existing shareholders of the Fund. Once a shareholder's account is liquidated, the shareholder may not invest in the Fund at a later date.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IIFX123197

                                                                    IVY FUNDS(R)

DECEMBER 31, 1997

IVY GROWTH FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

     In 1997, the US stock market recorded its third consecutive year of strong performance as measured by the S&P 500, which was up 34%. Performance continued to be driven by large-company stocks: the median large-capitalization stock gained 29%, the median mid-cap stock gained 21%, and the median small-cap stock gained about 16%. Furthermore, in 1997 more than 40% of the gains in the S&P 500 came from the top 25 performers, almost all of which were mega-cap stocks--the largest of the large. Within this environment, the Ivy Growth Fund was up 11.7%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     There are special features to the Ivy Growth Fund which we believe set it apart from most other growth funds. It employs a three-pronged investment approach: a "core" portfolio of mid- and large-cap stocks together with US emerging growth and international stocks. Most recently, the Fund's performance has been led by the core portion of the portfolio. But going forward, we believe the emerging growth and international components will make more meaningful contributions to the Fund's overall performance.
     In the US, we believe that as downsizing and consolidation--big contributors to profit margin expansion in the 1990s--run out of steam, the prospects exist for decelerating earnings growth. Additionally, the recent turmoil in Asia is likely to contribute to lackluster revenue growth in the US. Paradoxically, however, the Asian turmoil may boost US equity prices in the short term if investors are attracted to the US market's safe haven status and the deflationary effects the turmoil may have in keeping a lid on interest rates. Nevertheless, we continue to be concerned with valuation levels, given that the S&P 500 is at the high end of its historical valuation range by almost every measure.
     On the international front, Europe performed well in 1997 as, according to our research, the cyclical recovery gained momentum and as the benefits of corporate restructuring began to be reflected in higher profitability. We believe these two trends should continue in 1998, aided by even lower interest rates. Many companies are in the midst of aggressive restructuring programs aimed at increasing profitability and increasing shareholder value.
     After experiencing a region-wide sell-off in both currency and stock markets in Asia, our research now indicates that bargains are now widespread across the region, particularly in countries like Hong Kong, Singapore and Malaysia. And we believe that stock prices will begin to move far in advance of an economic recovery.
     The US emerging growth component of the Fund is invested in smaller-cap companies whose earnings are driven by product cycles rather than macroeconomic conditions. According to our research, the US emerging growth sector is currently selling at the bottom end of its relative valuation range, improving the likelihood that strong earnings growth may translate into higher stock prices for dynamic (yet volatile) small companies.
     The Ivy Growth Fund dates back to 1961 and during its history has provided consistent returns. The strategy of the Fund has been fine-turned over the years but we believe it is as relevant today as it was then.

IVY MANAGEMENT, INC.

  BOARD OF TRUSTEES                LEGAL COUNSEL                   TRANSFER AGENT                 MANAGER
John S. Anderegg, Jr.          Dechert Price & Rhoads              Ivy Mackenzie            Ivy Management, Inc.
   Paul H. Broyhill                  Boston, MA                    Services Corp.              Boca Raton, FL
   Keith J. Carlson                                                P.O. Box 3022
   Stanley Channick                   OFFICERS               Boca Raton, FL 33431-0922          DISTRIBUTOR
Frank W. DeFriece, Jr.      Michael G. Landry, Chairman            1-800-777-6472              Ivy Mackenzie
    Roy J. Glauber          Keith J. Carlson, President                                      Distributors, Inc.
  Michael G. Landry      James W. Broadfoot, Vice President           AUDITORS           Via Mizner Financial Plaza
 Joseph G. Rosenthal             C. William Ferris,           Coopers & Lybrand L.L.P.   700 South Federal Highway
  Richard Silverman              Secretary/Treasurer            Fort Lauderdale, FL         Boca Raton, FL 33432
   J. Brendan Swan
                                     CUSTODIAN
                           Brown Brothers Harriman & Co.
                                     Boston, MA






                                                                [LOGO MACKENZIE]

IVY GROWTH FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy Growth Fund was up 11.7% as compared to the S&P 500 which was up 34.2% for the same period. The Fund's underperformance can be attributed primarily to its allocation to both US emerging growth and international stocks, both of which underperformed the large-cap US equity market (as measured by the S&P 500).

                              10-YEAR PERFORMANCE
                            COMPARISONS OF THE FUND
                            OF A $10,000 INVESTMENT
                                   INVESTMENT

                                     CHART

-----------------------------------------------------------------------------------
                                             IVY GROWTH FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                               --        --       5.69%    10.69%
                                               C:        C:        C:        C:
 1 Yr.                   --        5.27%       --        --       9.58%    10.58%
-----------------------------------------------------------------------------------
 5 Yr.                 11.35%     11.31%       --        --        --        --
-----------------------------------------------------------------------------------
 10 Yr.                12.48%     12.45%       --        --        --        --
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                             11.42%    11.76%    11.37%    11.70%
                                               C:        C:        C:        C:
 Since Inception       10.78%     10.77%      9.47%     9.47%     9.47%     9.47%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Lipper Average Growth Fund represents the performance of the average growth fund as measured by Lipper Analytical Services, Inc. The S&P 500 is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

      EQUITY SECURITIES -- 92.32%         SHARES        VALUE
-----------------------------------------------------------------
BASIC INDUSTRIES -- 6.73%
AKZO Nobel NV(a).......................      6,000   $  1,034,713
Anglo-American Corporation of South
  Africa Limited(a)....................     18,100        730,494
AssiDoman AB(a)........................     24,200        613,055
Billiton Plc(a)........................    282,200        720,875
Broken Hill Proprietary Company
  Limited(a)...........................     38,800        360,251
Companhia Vale do Rio Doce -- Sponsored
  ADR..................................     30,000        603,600
Crown Cork & Seal Company, Inc.........     75,500      3,784,438
Du Pont (E.I.) De Numours & Company....     24,000      1,441,500
Enso OY -- R Shares(a).................     72,000        557,967
Ferro Corporation......................     57,000      1,385,813
Fletcher Challenge Building(a).........    183,750        375,567
Fletcher Challenge Forests(a)..........    129,566        107,583
Fletcher Challenge Paper(a)............    184,500        241,044
Hanson plc.............................     16,000        369,000
Harsco Corporation.....................     63,000      2,716,875
Holderbank Financiere Glaris AG(a).....      1,520      1,242,219
Imperial Chemical Industries PLC --
  Sponsored ADR(a).....................     19,000      1,233,813
Inco Limited(a)........................     19,600        332,825
Nampak Limited(a)......................     93,100        279,318
Rio Tinto plc(a).......................     30,000        348,249
Semen Gresik(a)........................    110,000         64,561
Stora Kopparbergs Bergslags
  Aktiebolag(a)........................     46,200        582,277
Trelleborg AB B Free Shares(a).........    106,300      1,339,742
Union Carbide Corporation Holding
  Company..............................     19,000        815,813
UPM-Kymmene OY(a)......................     28,840        577,276
                                                     ------------
                                                       21,858,868
                                                     ------------
BUSINESS SERVICES -- 8.68%
ABR Information Services, Inc.*........     42,400      1,012,300
Applied Graphics Technologies, Inc.*...     28,200      1,501,650
Abacus Direct Corporation*.............     16,000        656,000
Banta Corporation......................     83,000      2,241,000
Children's Comprehensive Services,
  Inc.*................................     40,400        747,400
Copart, Inc.*..........................     25,000        446,875
Corporate Services Group Plc(a)........    108,000        380,284
Dendrite International, Inc.*..........     20,600        399,125
Electronic Data Systems Corp...........    112,000      4,921,000
FactSet Research Systems Inc.*.........     29,600        910,200
First Data Corporation.................     94,000      2,749,500
Gartner Group, Inc.*...................     43,600      1,624,100
Harte-Hanks Communications.............     60,000      2,227,500
Lason Holdings, Inc.*..................     30,200        804,075
MSC Industrial Direct Co., Inc.*.......     24,700      1,046,663
Metro Networks, Inc.*..................     28,200        923,550
Paychex, Inc...........................     25,000      1,265,625
Profit Recovery Group International,
  Inc.*................................     76,400      1,356,100
QuickResponse Services, Inc.*..........     24,000        888,000
USA Waste Services, Inc.*..............     30,925      1,213,806
Wackenhut Corrections Corporation*.....     33,000        886,875
                                                     ------------
                                                       28,201,628
                                                     ------------
CAPITAL GOODS -- 3.83%
AGCO Corporation.......................     88,000      2,574,000
American Standard Companies, Inc.*.....     33,800      1,294,963
Ballantyne of Omaha, Inc.*.............     37,000        666,000
Fluor Corporation......................     15,000        560,625
Foster Wheeler Corporation.............     21,000        568,313
Johnson Controls, Inc..................     22,000      1,050,500
Kaydon Corporation.....................     30,000        978,750
Rauma OY(a)............................     21,803        340,329
S.K.F. AB Series "B"(a)................     32,000        681,592
Schneider, S.A.(a).....................     15,379        835,432
Tecumseh Products Company..............     16,000        780,000
Tyco International Ltd.................     46,880      2,112,530
                                                     ------------
                                                       12,443,034
                                                     ------------
CONGLOMERATES -- 1.36%
Benpres Holdings Corp. -- Sponsored
  GDR*(a)..............................     57,000        158,175
Cheung Kong(a).........................    127,000        831,831

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
Genting Berhad(a)......................     70,000   $    175,343
Guangdong Investments (a)..............    400,000        265,866
Guangdong Tannery Limited..............     80,000          9,189
Jardine Matheson Holdings Ltd.(a)......     75,200        383,520
Jardine Strategic Holdings Ltd.(a).....    171,562        452,924
Jardine Strategic Holdings Ltd.
  Warrants*(a).........................     19,062            762
Metro Pacific Corporation(a)...........  2,064,958         57,965
New World Development Company
  Ltd.(a)..............................    168,654        583,347
Pacific Dunlop Ltd.(a).................    315,000        667,041
Swire Pacific Ltd. Class A(a)..........    154,000        844,705
                                                     ------------
                                                        4,430,668
                                                     ------------
CONSUMER DURABLES -- 1.90%
Brunswick Corp.........................     18,500        560,781
Electrolux AB(a).......................     12,500        868,060
Fiat Sp A(a)...........................    291,500        848,287
PT Astra International(a)..............    284,000         73,651
Perusahaan Otomobil Nasional
  Berhad(a)............................    228,000        222,590
Peugeot Citroen(a).....................      6,200        782,232
Renault Argentina S.A.(a)..............     48,180         67,464
Volkswagen AG(a).......................      3,600      2,012,188
Volvo AB B Shares(a)...................     28,000        751,667
                                                     ------------
                                                        6,186,920
                                                     ------------
CONSUMER NON-DURABLES -- 7.50%
Blyth Industries, Inc.*................     33,150        992,428
Cadbury Schweppes PLC (a)..............     27,000        268,776
Cutter & Buck Inc.*....................     24,000        447,000
Diageo plc -- Sponsored ADR............     27,104      1,026,564
Fraser & Neave Ltd(a)..................     80,000        346,600
Fuji Photo Film(a).....................     22,000        846,017
Gallaher Group Plc(a)..................     84,000        446,430
Group Danone(a)........................      5,500        982,818
Gucci Group(a).........................     10,000        402,520
Hasbro, Inc............................     34,500      1,086,750
Mattel, Inc............................     64,000      2,384,000
Nestle AG Registered(a)................      1,813      2,720,959
Next Plc(a)............................     39,000        444,061
Nine West Group, Inc.*.................    104,000      2,697,500
PepsiCo, Inc...........................     51,000      1,858,313
President Enterprises*(a)..............    147,600        175,763
Rembrandt Group Limited(a).............     31,000        226,144
SMH AG Bearer (a)......................      1,000        552,603
Scholastic Corporation*................     25,000        937,500
South African Breweries Ltd.(a)........     10,022        247,133
South African Breweries Ltd.
  Sponsored ADR........................      5,200        128,232
Tate & Lyle PLC(a).....................     52,000        429,515
Tsingtao Brewery Series H*(a)..........  1,176,000        274,714
Tupperware Corporation.................     26,500        738,688
Unilever NV ADR(a).....................     18,800      1,173,825
Vina Concha y Toro S.A.(a).............     13,400        338,350
Warnaco Group, Inc. Class A............     69,400      2,177,425
                                                     ------------
                                                       24,350,628
                                                     ------------
CONSUMER SERVICES -- 8.77%
Apollo Group, Inc. -- Class A*.........     16,400        774,900
CHS Electronics, Inc.*.................     58,650      1,004,381
Carnival Corporation Class A...........     50,000      2,768,750
CompUSA, Inc.*.........................     27,200        843,200
Corporate Express, Inc.*...............     50,850        654,694
Deutsche Lufthansa AG(a)...............     13,600        255,656
Dollar Tree Stores, Inc.*..............     22,600        935,075
Equity Corporation International*......     32,200        744,625
Extended Stay America, Inc.*...........     54,000        671,625
Far Eastern Department Stores Ltd......    190,950        202,249
Federated Department Stores, Inc.*.....     30,000      1,291,875
Galeries Lafayette (a).................      2,410      1,330,017
Guitar Center, Inc.*...................     34,500        793,500
International Speedway Corp. -- Class
  A....................................     43,000      1,013,188
J.C. Penney Co., Inc...................     25,000      1,507,813
Lowe's Companies, Inc..................     27,000      1,287,563
Lusomundo-SGPS S.A.
  Preferred Shares (a).................     51,200        469,266
McDonald's Corporation.................     48,500      2,315,875
Papa John's International, Inc.*.......     22,000        767,250
Petco Animal Supplies, Inc.*...........     25,000        600,000

DECEMBER 31, 1997

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
Premier Parks, Inc.*...................     26,200   $  1,061,100
Rental Service Corporation*............     30,000        736,875
Robinson Department Store
  Public Company Limited (a)...........    272,100          5,651
Royal Caribbean Cruises Ltd............     29,300      1,562,056
Safeway plc (a)........................    139,000        789,051
Santa Isabel S.A. Sponsored ADR (a)....      8,800        154,000
Sears, Roebuck & Co....................     22,000        995,500
Singapore Airlines Ltd(a)..............    100,000        652,843
Sun International Hotels Ltd.*.........     22,000        827,750
Sunglass Hut International, Inc.*......     58,500        369,281
Tourism Holdings Limited(a)............    521,000        356,974
Tricon Global Restaurants, Inc.*.......     25,100        729,469
                                                     ------------
                                                       28,472,052
                                                     ------------
ENERGY -- 4.83%
Dresser Industries, Inc................     38,000      1,593,625
Elf Aquitaine S.A.(a)..................      5,700        663,247
Enron Corporation......................     47,000      1,953,438
Fletcher Challenge Energy(a)...........    263,750        923,479
Helmerich & Payne, Inc.................     20,000      1,357,500
Noble Drilling Corporation*............     45,000      1,378,125
Norsk Hydro A.S. Sponsored ADR(a)......     21,100      1,076,100
Nuevo Energy Company*..................     33,300      1,356,975
Offshore Logistics, Inc.*..............     14,146        302,371
Repsol SA -- Sponsored ADR.............      8,000        340,500
Schlumberger, Ltd......................     18,000      1,449,000
Shell Transport & Trading Co.(a).......    195,000      1,416,566
Total S.A. ADR(a)......................     20,155      1,118,603
YPF S.A. Sponsored ADR(a)..............     22,000        752,125
                                                     ------------
                                                       15,681,654
                                                     ------------
FINANCIAL SERVICES -- 13.67%
ABN Amro Bank(a).......................     20,800        405,286
A.F.P. Provida S.A. Sponsored ADR(a)...     10,300        175,744
AMBAC, Inc.............................     49,000      2,254,000
AMMB Holdings Bhd(a)...................    100,000         65,513
Aegon NV...............................     13,147      1,178,300
Arab Malaysian Corporation Berhad(a)...    189,000         55,840
Asia Credit Company PLC(a).............     17,000          3,619
Australia & New Zealand Banking Group
  Ltd(a)...............................     78,000        515,337
BG Bank A/S(a).........................      1,800        121,188
Banca Popolare di Milano(a)............    135,000        847,570
Bangkok Bank Public Company
  Limited(a)...........................     45,000        112,153
Bank of Ireland(a).....................     59,175        908,433
Bank of Scotland(a)....................    180,000      1,631,908
Bankers Trust New York Corp............      8,000        899,500
Banque Nationale de Paris(a)...........     13,500        717,878
Barclays PLC(a)........................     30,500        810,483
Compagnie Financiere de Paribas(a).....     12,455      1,082,798
Den Danske Bank(a).....................      1,000        133,339
Development Bank of Singapore
  Limited(a)...........................     70,000        598,241
Dhana Siam Finance & Securities Public
  Company Limited(a)...................     55,000         10,509
Exel Limited...........................     39,000      2,471,625
Federal Agricultural Mortgage Corp.
  Class C*.............................     12,000        732,000
Federal National Mortgage Association..     50,000      2,853,125
First Chicago NBD Corporation..........     15,000      1,252,500
First Union Corporation................     28,000      1,435,000
Fortis Amev NV(a)......................     24,500      1,068,355
Freddie Mac............................     77,000      3,229,188
HSBC Holdings plc(a)...................     42,997      1,059,905
ING Group NV(a)........................     19,156        806,975
J.P. Morgan & Company Inc..............      8,500        959,438
Krung Thai Bank Public Company
  Limited(a)...........................     75,000         15,577
Krung Thai Thanakit PLC(a).............     26,000          4,697
LECG, Inc.*............................     53,300        466,375
Litchfield Financial Corp..............     31,900        618,063
National Australia Bank Ltd.(a)........     42,000        586,448
National Westminster Bank PLC(a).......     41,500        689,328
NationsBank Corporation................     28,600      1,739,238
Nava Finance and Securities Public
  Company Limited(a)...................     40,000          5,815

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
Norwest Corporation....................     41,600   $  1,606,800
PMT Services, Inc.*....................     77,000      1,068,375
PennCorp Financial, Inc................     39,000      1,391,813
Peregrine Investment Holdings(a).......    428,000        303,809
Peregrine Investment Holdings
  Warrants*(a).........................     82,800            106
Providian Corporation..................     46,000      2,078,625
RHB Capital Berhad(a)..................    103,000         49,748
RHB Sakura Merchant Bankers
  Berhad*(a)...........................      5,150          1,733
Societe Generale(a)....................      4,700        640,640
Terra Nova (Bermuda) Holdings Ltd......     65,000      1,706,250
Travelers, Inc.........................     44,315      2,387,471
Unidanmark A/S(a)......................      1,600        117,537
Westpac Banking Corp. Ltd.(a)..........     84,000        537,244
                                                     ------------
                                                       44,411,442
                                                     ------------
HEALTHCARE -- 10.49%
Agouron Pharmaceuticals, Inc.*.........     11,000        323,125
Alkermes, Inc.*........................     20,000        397,500
Allegiance Corporation.................     31,000      1,098,563
ArQule, Inc.*..........................     20,000        458,750
Astra AB -- B Free Shares(a)...........     72,800      1,224,900
Biochem Pharma, Inc.*..................     51,000      1,064,625
Boston Scientific Corporation*.........     18,000        825,750
CIMA Labs, Inc.*.......................     21,600         91,800
ChiRex Inc.*...........................     49,400        870,675
Coast Dental Services, Inc.*...........     19,500        468,000
Columbia/HCA Healthcare Corp...........     52,500      1,555,313
Concentra Managed Care, Inc.*..........     19,500        658,125
Cytyc Corporation*.....................      5,000        124,375
Dura Pharmaceuticals, Inc.*............     36,800      1,688,200
Elan Corp. PLC -- Sponsored ADR*(a)....     49,000      2,508,188
FPA Medical Management, Inc.*..........     26,000        484,250
Geltex Pharmaceuticals, Inc.*..........     24,000        636,000
Health Management Associates, Inc.*....     33,000        833,250
Horizon Mental Health Management,
  Inc.*................................     50,900      1,183,425
Liposome Company, Inc.*................     45,400        209,975
Medpartners, Inc.*.....................     64,000      1,432,000
MedQuist, Inc.*........................     14,250        495,188
Merck KGaA(a)..........................     24,000        807,544
Molecular Devices Corporation*.........        200          4,225
NCS HealthCare, Inc. Class A*..........      7,400        195,175
Neurex Corporation*....................     26,000        360,750
Omnicare, Inc..........................     39,200      1,215,200
Orthodontic Centers of America,
  Inc.*................................    110,900      1,843,713
PathoGenesis Corp.*....................     16,000        594,000
Pediatrix Medical Group Inc.*..........     26,500      1,132,875
Penederm, Inc.*........................      5,500         55,000
Pharmacia & Upjohn, Inc................     29,000      1,062,125
Pharmacyclics, Inc.*...................      8,000        205,000
Renal Treatment Centers Inc.*..........     44,000      1,589,500
Sepracor, Inc.*........................     19,000        761,188
Serologicals Corporation*..............     53,400      1,388,400
Sonus Pharmaceuticals, Inc.*...........     17,500        579,688
Total Renal Care Holdings, Inc.*.......     30,000        825,000
Trinity Biotech PLC ADR Warrants B.*...     30,000         15,000
US Surgical Corp.......................     65,000      1,905,313
Ventana Medical Systems, Inc.*.........     34,000        518,500
Vertex Pharmaceuticals, Inc.*..........      7,000        231,000
Yung Shin Pharmaceuticals Industries
  Co.(a)...............................     82,500        169,207
                                                     ------------
                                                       34,090,380
                                                     ------------
INDUSTRIAL -- 1.32%
Clipsal Industries Ltd.(a).............    252,000        322,560
General Electric Company...............     23,000      1,687,625
Hunter Douglas NV(a)...................     19,800        693,459
Societe Generale d'Enterprises
  SA.*(a)..............................     15,000        388,971
Suez Lyonnaise des Eaux(a).............      7,799        863,406
Waste Management
  International plc.*(a)...............     51,400        321,250
                                                     ------------
                                                        4,277,271
                                                     ------------

DECEMBER 31, 1997

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
PROPERTY DEVELOPERS
  & INVESTMENT -- 0.13%
DBS Land Limited(a)....................    157,000   $    240,400
Land & General Berhad(a)...............    450,000         83,239
Sime UEP Properties Berhad(a)..........    200,000        106,875
                                                     ------------
                                                          430,514
                                                     ------------
TECHNOLOGY -- 19.89%
ASM Lithography Holding NV*(a).........     11,200        756,000
Acer Incorporation*(a).................     68,750        105,228
Adaptec, Inc.*.........................     20,000        742,500
Advanced Fibre Communications*.........     36,900      1,074,713
Advantage Learning Systems, Inc.*......     20,000        427,500
American Power Conversion Corp.*.......     52,200      1,233,225
ANADIGICS, Inc.*.......................     15,000        451,875
Analog Devices, Inc.*..................     31,333        867,532
Aspect Development, Inc.*..............     22,200      1,154,400
Bell & Howell Holdings Company*........     84,000      2,031,750
CBT Group PLC Sponsored ADR*...........     32,200      2,644,425
Cabletron Systems, Inc.*...............     31,000        465,000
Cadence Design Systems, Inc.*..........     31,000        759,500
Cambridge Technology Partners, Inc.*...        200          8,400
Canon Inc..............................     32,000        748,186
Checkfree Corporation*.................     38,000      1,026,000
CIENA Corporation*.....................     15,900        971,888
Cisco Systems, Inc.*...................    106,500      5,937,375
Citrix Systems, Inc.*..................      8,600        653,600
Compeq Manufacturing Co.*(a)...........     33,600        193,369
DSP Communications, Inc.*..............     26,000        312,000
Elec & Eltek International Co.
  Ltd.(a)..............................    159,500        730,510
ENCAD, Inc.*...........................     20,000        550,000
Gemstar International Group Limited*...     44,600      1,087,125
Gilat Satellite Networks Ltd.*.........     15,000        429,375
HNC Software Inc.*.....................     15,000        645,000
H.T.E., Inc.*..........................        400          8,300
Hewlett-Packard Company................     24,500      1,531,250
Inacom Corp.*..........................     20,000        561,250
Ingram Micro, Inc.*....................     28,000        815,500
Integrated Process Equipment
  Corporation*.........................     10,000        157,500
Intel Corp.............................     49,000      3,442,250
International Business Machines Corp...     15,500      1,620,719
International Network Services*........     50,700      1,172,438
International Telecommunication Data
  Systems, Inc.*.......................     29,500        944,000
JDA Software Group, Inc.*..............     16,000        560,000
KLA-Tencor Corporation.*...............     13,000        502,125
Linear Technology Corporation..........      8,000        461,000
Matsushita Electric Industrial Company,
  Ltd (a)..............................     50,000        734,496
Maxim Integrated Products, Inc.*.......     39,800      1,373,100
Microsoft Corporation.*................     12,300      1,589,775
Network Appliance, Inc.*...............     37,200      1,320,600
Network Associates, Inc.*..............     11,000        581,625
Nextel Communications, Inc.*...........     29,000        754,000
Optika Imaging Systems, Inc.*..........    113,800        391,188
Oracle Systems Corp.*..................     36,000        803,250
P-COM, Inc.*...........................     48,000        828,000
PRI Automation, Inc.*..................     12,000        346,500
Pairgain Technologies, Inc.*...........     19,400        375,875
Pegasystems Inc.*......................     33,000        666,188
Peoplesoft, Inc.*......................     22,000        858,000
Philips Electronics NV (a).............     18,600      1,115,691
Photronics, Inc.*......................     39,700        962,725
RadiSys Corporation*...................     16,900        629,525
Registry, Inc (The).*..................     16,000        734,000
Saville Systems Ireland plc.*..........     26,700      1,108,050
Sawtek Inc.*...........................     29,700        783,338
Security Dynamics Technologies, Inc.*..     17,500        625,625
Sharp Corporation (a)..................    116,000        801,162
Sony Corporation (a)...................      9,600        856,476
Sterling Commerce, Inc.*...............     17,000        653,438
Sykes Enterprises, Inc.*...............     43,800        854,100
Synopsys, Inc.*........................     18,000        643,500
Systex Corporation.* (a)...............     86,085        146,255
Tecnomatix Technologies Ltd.*..........      3,500        118,125
Tellabs, Inc.*.........................     23,400      1,237,275
Telstra Corporation Limited* (a).......    108,000        227,995
Transaction Network Services, Inc.*....     63,750      1,099,688

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
Transactions Systems Architects,
  Inc.*................................     20,500   $    779,000
Veritas Software Corporation*..........     15,500        790,500
Visio Corporation*.....................     31,200      1,197,300
Whittman-Hart, Inc.*...................     25,000        856,250
                                                     ------------
                                                       64,625,423
                                                     ------------
TELEPHONE & ELECTRIC -- 3.22%
Aerial Communications, Inc.*...........     40,000        285,000
Cia. de Telecomunicaciones de Chile
  S.A. (a).............................     10,625        317,422
Citizens Utilities Company CL B.*......    207,240      1,994,694
Empresa Nacional de Electridad S.A.
  (a)..................................     11,800        208,713
Endesa S. A -- Sponsored ADR...........     65,600      1,193,100
PT Telekomunikasi Indonesia -
  Foreign Registered (a)...............    280,000        149,049
Portugal Telecom S.A. -- ADR (a).......     10,800        507,600
Telecom Corporation of New Zeland
  Limited (a)..........................    185,000        896,965
Telecomunicacoes Brasileiras S.A. ADR
  (Telebras)...........................     13,400      1,560,263
Telefonica de Argentina -- ADS (a).....      9,100        338,975
Telefonica de Espana S.A. -- ADR (a)...     29,200      2,659,025
Western Wireless Corp.*................     19,000        330,125
                                                     ------------
                                                       10,440,931
                                                     ------------
TOTAL EQUITY SECURITIES
  (Cost -- $231,886,563)...............               299,901,413
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS
  (REITS) -- 1.33%
Amli Residential Properties Trust......     50,000      1,112,500
Apartment Investment & Management Co...     48,000      1,764,000
First Industrial Realty Trust, Inc.....     40,000      1,445,000
                                                     ------------
TOTAL REITS
  (Cost -- $3,516,077).................                 4,321,500
                                                     ------------
TOTAL INVESTMENTS -- 93.65%
  (Cost -- $235,402,640) (Cost on
  Federal income tax basis --
  $235,634,881)........................               304,222,913
OTHER ASSETS, LESS
  LIABILITIES -- 6.35%.................                20,610,793
                                                     ------------
NET ASSETS -- 100%.....................              $324,833,706
                                                     ============
ADR -- American Depository Receipt
ADS -- American Depository Share
GDR -- Global Depository Receipt
NV  -- Non-voting
 *  Non-income producing security.
(a) Foreign security.
OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation based on cost for Federal income tax purposes is as follows:
    Gross unrealized appreciation.................   $ 88,735,752
    Gross unrealized depreciation.................    (20,147,720)
                                                     ------------
        Net unrealized appreciation...............   $ 68,588,032
                                                     ============
Purchases and sales of securities other than short-term
obligations aggregated $116,021,063 and $157,785,808,
respectively, for the period ended December 31, 1997.
Transactions in written call options during the period ended
December 31, 1997 were:

                                                        PREMIUMS
                                            NUMBER OF   RECEIVED/
                                            CONTRACTS    (PAID)
                                            ---------   ---------
Outstanding at January 1, 1997............    3,865     $ 918,726
  Contracts written.......................      265        68,849
  Contracts sold..........................   (1,865)     (510,755)
  Contracts expired.......................   (1,298)     (273,605)
  Contracts exercised.....................     (967)     (203,215)
                                             ------     ---------
Outstanding at December 31, 1997..........       --     $      --
                                             ======     =========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $235,402,640).....  $304,222,913
Cash........................................................    20,870,296
Receivables
  Fund shares sold..........................................         6,851
  Dividends and interest....................................       342,139
Other assets................................................        80,819
                                                              ------------
  Total assets..............................................   325,523,018
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       235,434
  Fund shares repurchased...................................        52,046
  Management fee............................................       232,000
  12b-1 service and distribution fees.......................        20,923
  Other payables to related parties.........................       105,242
Accrued expenses............................................        43,667
                                                              ------------
  Total liabilities.........................................       689,312
                                                              ------------
NET ASSETS..................................................  $324,833,706
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($320,000,346/17,972,734 shares outstanding)..............  $      17.80
                                                              ============
Maximum offering price per share ($17.80 X 100/94.25)*......  $      18.89
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($4,432,893/250,129 shares outstanding).............  $      17.72
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($400,467/22,918 shares outstanding)................  $      17.47
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $251,155,806
  Undistributed net realized gain on investments and foreign
    currency transactions...................................     4,684,515
  Undistributed net investment income.......................       180,966
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    68,812,419
                                                              ------------
NET ASSETS..................................................  $324,833,706
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends.................................................               $ 3,645,490
  Interest..................................................                 1,316,355
                                                                           -----------
                                                                             4,961,845
                                                                           -----------
EXPENSES
  Management fee............................................  $2,794,304
  Transfer agent............................................     790,101
  Administrative services fee...............................     328,742
  Custodian fees............................................     111,511
  Blue Sky fees.............................................      27,845
  Auditing and accounting fees..............................      63,513
  Shareholder reports.......................................      21,601
  Fund accounting...........................................     104,714
  Trustees' fees............................................       7,212
  12b-1 service and distribution fees.......................     220,585
  Legal.....................................................      22,933
  Other.....................................................      77,737
                                                                           -----------
  Total expenses............................................                 4,570,798
                                                                           -----------
NET INVESTMENT INCOME.......................................                   391,047
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments and foreign currency transactions...........                35,190,261
    Options.................................................                (1,152,465)
    Forward foreign currency contracts......................                 2,164,946
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........                (1,186,211)
    Options.................................................                   472,707
    Forward foreign currency contracts......................                    70,156
                                                                           -----------
        Net gain on investment transactions.................                35,559,394
                                                                           -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............               $35,950,441
                                                                           ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    391,047   $    362,902
  Net realized gain (loss) on
    Investments and foreign currency transactions...........    37,355,207     31,145,326
    Options.................................................    (1,152,465)      (480,845)
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........    (1,186,211)    18,302,190
    Options.................................................       472,707       (472,707)
    Forward foreign currency contracts......................        70,156        167,966
                                                              ------------   ------------
        Net increase resulting from operations..............    35,950,441     49,024,832
                                                              ------------   ------------
Class A distributions
  From net investment income................................      (388,231)      (389,158)
  In excess of net investment income........................    (2,099,612)    (1,722,867)
  From net realized gain....................................   (29,374,568)   (28,336,336)
                                                              ------------   ------------
        Total distributions to Class A shareholders.........   (31,862,411)   (30,448,361)
                                                              ------------   ------------
Class B distributions
  From net investment income................................        (2,415)            --
  In excess of net investment income........................       (13,058)            --
  From net realized gain....................................      (391,020)      (346,890)
                                                              ------------   ------------
        Total distributions to Class B shareholders.........      (406,493)      (346,890)
                                                              ------------   ------------
Class C distributions
  From net investment income................................          (401)            --
  In excess of net investment income........................        (2,173)          (395)
  From net realized gain....................................       (36,669)        (8,094)
                                                              ------------   ------------
        Total distributions to Class C shareholders.........       (39,243)        (8,489)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................     1,470,182      6,870,702
  Class B...................................................       566,456      1,041,023
  Class C...................................................       307,343         91,198
                                                              ------------   ------------
        Net increase resulting from Fund share
        transactions........................................     2,343,981      8,002,923
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     5,986,275     26,224,015
NET ASSETS
  Beginning period..........................................   318,847,431    292,623,416
                                                              ------------   ------------
  END OF PERIOD.............................................  $324,833,706   $318,847,431
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    180,966   $     50,714
                                                              ============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                1997          1996          1995          1994          1993
SELECTED PER SHARE DATA                                       --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  17.76      $  16.75      $  13.91      $  15.14      $  14.98
                                                              --------      --------      --------      --------      --------
  Income (loss) from investment operations
  Net investment income.....................................       .02           .02(a)        .05(a)        .05(a)        .10(a)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      1.98          2.86          3.73          (.49)         1.74
                                                              --------      --------      --------      --------      --------
        Total from investment operations....................      2.00          2.88          3.78          (.44)         1.84
                                                              --------      --------      --------      --------      --------
  Less distributions
  From net investment income................................       .02           .02           .02           .05           .10
  In excess of net investment income........................       .13           .11            --            --            --
  From net realized gain....................................      1.81          1.74           .89           .74          1.58
  In excess of net realized gain............................        --            --           .03            --            --
                                                              --------      --------      --------      --------      --------
        Total distributions.................................      1.96          1.87           .94           .79          1.68
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  17.80      $  17.76      $  16.75      $  13.91      $  15.14
                                                              ========      ========      ========      ========      ========
Total return(%)(b)..........................................     11.69         17.22         27.33         (2.97)        12.29
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $320,000      $314,908      $289,954      $231,446      $268,533
Ratio of expenses to average net assets
  With expense reimbursement(%).............................        --          1.45          1.59          1.38          1.33
  Without expense reimbursement(%)..........................      1.38          1.45          1.60          1.49          1.43
Ratio of net investment income to average net assets(%).....       .13           .13(a)        .32(a)        .32(a)        .64(a)
Portfolio turnover rate(%)..................................        39            72            41            39            77(e)
Average commission rate(f)..................................  $  .0480      $  .0439           N/A           N/A           N/A

                                                                                                               FOR THE PERIOD
                                                                                                              OCTOBER 23, 1993
CLASS B                                                                   FOR THE YEAR ENDED                   (COMMENCEMENT)
                                                                             DECEMBER 31,                      TO DECEMBER 31,
                                                              ------------------------------------------      -----------------
                                                               1997        1996        1995        1994             1993
SELECTED PER SHARE DATA                                       ------      ------      ------      ------      -----------------
Net asset value, beginning of period........................  $17.69      $16.75      $13.91      $15.14          $  16.42
                                                              ------      ------      ------      ------          --------
  Income (loss) from investment operations
  Net investment loss.......................................    (.14)       (.13)(a)    (.08)(a)    (.04)(a)            --
  Net realized and unrealized gain (loss)
    on investment transactions..............................    1.96        2.81        3.71        (.54)              .37
                                                              ------      ------      ------      ------          --------
        Total from investment operations....................    1.82        2.68        3.63        (.58)              .37
                                                              ------      ------      ------      ------          --------
  Less distributions
  From net investment income................................      --          --          --          --               .07
  In excess of net investment income........................     .07          --          --          --                --
  From net realized gain....................................    1.72        1.74         .73         .52              1.58
  In excess of net realized gain............................      --          --         .06         .13                --
                                                              ------      ------      ------      ------          --------
        Total distributions.................................    1.79        1.74         .79         .65              1.65
                                                              ------      ------      ------      ------          --------
Net asset value, end of period..............................  $17.72      $17.69      $16.75      $13.91          $  15.14
                                                              ======      ======      ======      ======          ========
Total return(%).............................................   10.69(b)    16.02(b)    26.13(b)    (3.90)(b)          2.34(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $4,433      $3,850      $2,669      $1,399          $     65
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      --        2.37        2.55        2.34              2.31(d)
  Without expense reimbursement(%)..........................    2.30        2.37        2.56        2.45              2.44(d)
Ratio of net investment loss to average net assets(%).......    (.79)       (.79)(a)    (.64)(a)    (.64)(a)          (.33)(a)(d)
Portfolio turnover rate(%)..................................      39          72          41          39                77(e)
Average commission rate(f)..................................  $.0480      $.0439         N/A         N/A               N/A

                      (See Notes to Financial Statements)

                                                                               FOR THE PERIOD
                                                              FOR THE YEAR     APRIL 30, 1996
CLASS C                                                          ENDED         (COMMENCEMENT)
                                                              DECEMBER 31,     TO DECEMBER 31,
                                                              ------------    -----------------
                                                                  1997              1996
SELECTED PER SHARE DATA                                       ------------    -----------------
Net asset value, beginning of period........................     $17.59            $18.46
                                                                 ------            ------
  Loss from investment operations
  Net investment loss.......................................       (.07)             (.06)(a)
  Net realized and unrealized gain on investment
    transactions............................................       1.86              1.02
                                                                 ------            ------
        Total from investment operations....................       1.79               .96
                                                                 ------            ------
  Less distributions
  In excess of net investment income........................        .13               .09
  From net realized gain....................................       1.78              1.74
                                                                 ------            ------
        Total distributions.................................       1.91              1.83
                                                                 ------            ------
Net asset value, end of period..............................     $17.47            $17.59
                                                                 ======            ======
Total return(%).............................................      10.58(b)           5.20(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  400            $   90
Ratio of expenses to average net assets
  With expense reimbursement(%).............................         --              2.44(d)
  Without expense reimbursement(%)..........................       2.33              2.44(d)
Ratio of net investment loss
  to average net assets(%)..................................       (.82)             (.86)(a)(d)
Portfolio turnover rate(%)..................................         39                72
Average commission rate(f)..................................     $.0480            $.0439

(a)    Net investment income (loss) is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) The portfolio turnover rate excludes sales of portfolio securities made following the February 1, 1993 reorganization between the Fund and American Investors Growth Fund, Inc. to realign the Fund's portfolio and reflects an adjustment to the monthly average value of the portfolio securities owned by the Fund during the year ended December 31, 1993.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase put options on securities and stock indices. Exchange traded purchased options are valued at the last sale price or, in the absence of a sale, the last bid price.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $27,372,315 as capital gain dividends (of which, 68.43% is designated 20% rate gain) for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, investments in forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES
     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.
     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $16,522.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of shares issued after December 31, 1991. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value of Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $176,461, $42,336 and $1,788, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $780,605, $9,051 and $445, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   2,926,280   $ 55,575,299    1,496,693   $ 27,187,211
Issued on reinvestment of
 distributions...........   1,722,605     29,508,347    1,508,308     28,065,960
Repurchased..............  (4,406,743)   (83,613,464)  (2,657,170)   (48,382,469)
                           ----------   ------------   ----------   ------------
Net increase.............     242,142   $  1,470,182      419,831   $  6,870,702
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................      65,628   $  1,231,249      103,139   $  1,850,267
Issued on reinvestment of
 distributions...........      22,508        383,770       18,721        331,192
Repurchased..............     (55,634)    (1,048,563)     (63,589)    (1,140,436)
                           ----------   ------------   ----------   ------------
Net increase.............      32,502   $    566,456       58,271   $  1,041,023
                           ==========   ============   ==========   ============

                                                          FROM APRIL 30, 1996
                                  YEAR ENDED                (COMMENCEMENT)
                               DECEMBER 31, 1997         TO DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................      37,235   $    674,963        5,921   $    105,632
Issued on reinvestment of
 distributions...........       2,037         34,248          482          8,487
Repurchased..............     (21,478)      (401,868)      (1,279)       (22,921)
                           ----------   ------------   ----------   ------------
Net increase.............      17,794   $    307,343        5,124   $     91,198
                           ==========   ============   ==========   ============

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IGFX123197

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMERCIAL PAPER -- 34.12%    PRINCIPAL       VALUE
------------------------------------------------------
Abbott Laboratories, 5.70%,
  01/06/98..................  $  900,000   $   899,288
Associates Corp. of North
  America, 5.53%,
  01/06/98..................     850,000       849,347
Bellsouth Telecomm Inc.,
  5.62%, 02/04/98...........     750,000       746,019
General Electric Capital
  Corp., 5.71%, 01/15/98....     800,000       798,224
Kellogg Co., 5.60%,
  01/14/98..................     600,000       598,787
National Rural Utilities,
  5.50%, 01/08/98...........   1,000,000       998,931
Paccar Financial Corp.,
  5.70%, 01/09/98...........     900,000       898,860
Yale University, 5.70%,
  01/13/98..................     900,000       898,290
                                           -----------
TOTAL COMMERCIAL PAPER
  (Cost -- $6,687,746)......                 6,687,746
                                           -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 67.20%
----------------------------
Federal Home Loan Bank,
  4.90%, 01/07/98...........   2,400,000     2,398,040
Federal Home Loan Bank,
  5.59%, 01/08/98...........   1,000,000       998,913
Federal Home Loan Mortgage
  Corp., 5.72%, 01/28/98....   2,000,000     1,991,420
Federal National Mortgage
  Association, 5.65%,
  01/20/98..................  $1,000,000   $   997,018
Federal National Mortgage
  Association, 5.51%,
  01/21/98..................     500,000       498,469
Federal National Mortgage
  Association, 5.68%,
  01/23/98..................   3,300,000     3,288,545
Federal National Mortgage
  Association, 5.74%,
  01/26/98..................   2,000,000     1,992,028
Student Loan Marketing
  Association, 4.76%,
  08/02/99(a)...............   1,000,000     1,008,580
                                           -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost -- $13,173,013).....                13,173,013
                                           -----------
TOTAL INVESTMENTS -- 101.32%
  (Cost --$19,860,759)(b)...                19,860,759
                                           -----------
OTHER ASSETS, LESS
  LIABILITIES -- (1.32%)....                  (259,431)
                                           -----------
NET ASSETS -- 100%..........               $19,601,328
                                           ===========

(a) Floating rate note; reflects variable rate as of the latest reset date, December 31, 1997.

(b) Cost is the same for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (amortized cost -- $19,860,759).......  $19,860,759
Cash........................................................      118,820
Receivables
  Fund shares sold..........................................      103,524
  Manager for expense reimbursement.........................       17,463
Other assets................................................       15,725
                                                              -----------
  Total assets..............................................   20,116,291
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        1,002
  Fund shares repurchased...................................      487,668
  Management and advisory fees..............................        6,640
  Other payables to related parties.........................       11,617
Accrued expenses............................................        8,036
                                                              -----------
  Total liabilities.........................................      514,963
                                                              -----------
NET ASSETS..................................................  $19,601,328
                                                              ===========
CLASS A
Net asset value, offering price and redemption price per
  share ($15,384,629/15,384,629 shares outstanding).........  $      1.00
                                                              ===========
CLASS B
Net asset value, offering price and redemption price* per
  share ($3,811,703/3,811,703 shares outstanding)...........  $      1.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price* per
  share ($404,996/404,996 shares outstanding)...............  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $19,601,328
                                                              -----------
NET ASSETS..................................................  $19,601,328
                                                              ===========

* Subject to any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Interest..................................................            $1,146,314
                                                                        ----------
EXPENSES
  Management fee............................................  $83,294
  Transfer agent............................................   86,746
  Administrative services fee...............................   20,823
  Custodian fees............................................   13,651
  Blue Sky fees.............................................   29,094
  Auditing and accounting fees..............................   10,624
  Shareholder reports.......................................    5,818
  Fund accounting...........................................   26,342
  Trustees' fees............................................    7,212
  Legal.....................................................   20,430
  Other.....................................................   18,390
                                                                        ----------
                                                                           322,424
  Expenses reimbursed by manager............................              (144,403)
                                                                        ----------
    Net expenses............................................               178,021
                                                                        ----------
NET INVESTMENT INCOME AND INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................            $  968,293
                                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997          1996
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income and increase resulting from
    operations..............................................  $   968,293   $   894,987
                                                              -----------   -----------
        Net increase resulting from operation...............      968,293       894,987
                                                              -----------   -----------
Distributions to shareholders from net investment income
  Class A...................................................     (805,708)     (794,505)
  Class B...................................................     (148,800)      (95,901)
  Class C...................................................      (13,785)       (4,581)
                                                              -----------   -----------
        Total distributions to shareholders.................     (968,293)     (894,987)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (5,974,438)   (3,249,695)
  Class B...................................................      337,330     3,474,373
  Class C...................................................      331,385        73,611
                                                              -----------   -----------
    Net (decrease) increase resulting from Fund share
     transactions...........................................   (5,305,723)      298,289
                                                              -----------   -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (5,305,723)      298,289

NET ASSETS
  Beginning of period.......................................   24,907,051    24,608,762
                                                              -----------   -----------
  END OF PERIOD.............................................  $19,601,328   $24,907,051
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               1997           1996           1995           1994           1993
SELECTED PER SHARE DATA                                       -------        -------        -------        -------        -------
Net asset value, beginning of period........................  $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                              -------        -------        -------        -------        -------
  Income from investment operations
  Net investment income(a)..................................      .05            .04            .05            .04            .02
  Less distributions
  From net investment income................................     (.05)          (.04)          (.05)          (.04)          (.02)
                                                              -------        -------        -------        -------        -------
Net asset value, end of period..............................  $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                              =======        =======        =======        =======        =======
Total return(%).............................................     4.60           4.47           4.80           4.21           2.42

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $15,385        $21,359        $24,609        $26,827        $25,782
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      .88            .86            .85            .85            .85
  Without expense reimbursement(%)..........................     1.57           1.86           1.39           1.24           1.56
Ratio of net investment income to average net
  assets(%)(a)..............................................     4.60           4.47           4.91           3.29           2.22

CLASS B                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                               1997          1996
SELECTED PER SHARE DATA                                       ------        ------
Net asset value, beginning of period........................  $ 1.00        $ 1.00
                                                              ------        ------
  Income from investment operations
  Net investment income(a)..................................     .05           .05
  Less distributions
  From net investment income................................    (.05)         (.05)
                                                              ------        ------
Net asset value, end of period..............................  $ 1.00        $ 1.00
                                                              ======        ======
Total return(%).............................................    4.77          4.57

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,812        $3,474
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     .70           .77
  Without expense reimbursement(%)..........................    1.39          1.77
Ratio of net investment income to average net
  assets(%)(a)..............................................    4.77          4.57

                                                                FOR THE           FROM APRIL 30, 1996
CLASS C                                                        YEAR ENDED           (COMMENCEMENT)
                                                              DECEMBER 31,          TO DECEMBER 31,
                                                              ------------        -------------------
                                                                  1997                   1996
SELECTED PER SHARE DATA                                       ------------        -------------------
Net asset value, beginning of period........................     $1.00                   $1.00
                                                                 -----                   -----
  Income from investment operations
  Net investment income(a)..................................       .05                     .03
  Less distributions
  From net investment income................................      (.05)                   (.03)
                                                                 -----                   -----
Net asset value, end of period..............................     $1.00                   $1.00
                                                                 =====                   =====
Total return(%).............................................      4.78                    4.78(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $ 405                   $  74
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       .70                     .56(c)
  Without expense reimbursement(%)..........................      1.39                    1.56(c)
Ratio of net investment income to average net assets
  (%)(a)....................................................      4.78                    4.78
(a)    Net investment income is net of expenses reimbursed by
       manager.
(b)    Total return represents aggregate total return.
(c)    Annualized.

Note: The seven day yield as of December 31, 1997 was 4.86%. The thirty day yield as of December 31, 1997 was 4.74%.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Money Market Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions of net investment income are declared daily, and are paid monthly.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $77,685, $8,321 and $740, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                                       YEAR ENDED          YEAR ENDED
CLASS A                             DECEMBER 31, 1997   DECEMBER 31, 1996
-------                             -----------------   -----------------
Sold..............................     110,167,300          67,870,418
Issued on reinvestment of
 distributions....................         687,560             682,663
Repurchased.......................    (116,829,298)        (71,802,776)
                                      ------------        ------------
Net decrease......................      (5,974,438)         (3,249,695)
                                      ============        ============

                                                     FROM JANUARY 1, 1996
                                    YEAR ENDED         (COMMENCEMENT)TO
CLASS B                          DECEMBER 31, 1997    DECEMBER 31, 1996
-------                          -----------------   --------------------
Sold...........................      17,941,947            24,768,901
Issued on reinvestment of
 distributions.................         113,848                68,338
Repurchased....................     (17,718,465)          (21,362,866)
                                   ------------          ------------
Net increase...................         337,330             3,474,373
                                   ============          ============

                                                     FROM APRIL 30, 1996
                                    YEAR ENDED        (COMMENCEMENT) TO
CLASS C                          DECEMBER 31, 1997    DECEMBER 31, 1996
-------                          -----------------   --------------------
Sold...........................       4,042,327               668,573
Issued on reinvestment of
 distributions.................          10,606                 2,270
Repurchased....................      (3,721,548)             (597,232)
                                   ------------          ------------
Net increase...................         331,385                73,611
                                   ============          ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Money Market Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

                                                                    IVY FUNDS(R)

DECEMBER 31, 1997

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the share-holders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

     While US large-capitalization stocks once again turned in strong performance in 1997, the year proved to be quite challenging for technology investors, particularly in the smaller capitalization sector. For instance, the Russell 2000 Growth Index returned 12.95%, while the technology component of this index had a nominal gain of only 0.21%--substantially behind the S&P 500, which returned 34%.
     The year began on a cheerless note with investors generally shunning small-cap stocks in favor of larger, more liquid holdings and index funds enjoying enormous popularity. This was exacerbated in the technology sector by product-transition issues in the networking sector. Uncertainty surrounded industry stalwarts Cisco and 3Com, which dampened sentiment toward the entire sector. By late April, which marked the end of this phase, the technology sector had sold off significantly and as a result, the Fund had declined 23.66%.
     This set the stage for the second phase, during which the Fund came roaring back in a rally that continued into early October. From the April low to the October peak, the Fund appreciated 61.18%.
     Then the "Asian flu" reached our shores, and its impact on technology stocks was quite severe. As currencies plummeted throughout the Pacific Rim, growth rate projections for these economies were cut sharply and investors worried about the eventual impact on US technology companies. Although in some cases--semiconductor equipment suppliers, for instance--these concerns were well founded, the selling pressure was broad based and seemed indiscriminate. The upshot was that over the last twelve weeks of the year the Fund retreated 13.4% and ended the year up 6.53% for the twelve months ended December 31, 1997. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     In spite of all this volatility, which seems endemic to the technology sector, we are resolute in our conviction that technology will remain one of the great growth drivers in the world economy for many years. The software business, which represents the largest industry weighting in the Ivy Global Science & Technology Fund, provides a good example of what we find so compelling. Ever since the microprocessor was invented more than 25 years ago, the cost of computing power has been plummeting. This has caused a proliferation of desktop computers--over 300 million world wide--all of which need software to run. So this has grown into a huge business that's rife with growth opportunities. And it has several business and financial characteristics that are extremely attractive. For one thing, it can be highly profitable since all of the product cost is up-front in development. Once a company passes the break-even point, the incremental margins tend to be very high. And because essentially no plant or inventory investment is required, software companies can grow rapidly and at the same time generate huge amounts of cash. The most successful of these companies develop a program so popular that it evolves into an industry standard, gaining distribution, deep support, and highly trained users. Success breeds success, often leading to significant market share and profitability.
     We also expect strong earnings growth from other industry sectors that are well represented in the Fund. These include networking, telecommunication equipment and services, IT consulting, electronic commerce, pharmaceuticals, and biotechnology. We believe these are all very fertile areas for sustainable growth, and are optimistic that over the long term they should generate favorable investment results.

IVY MANAGEMENT, INC.

  BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.            Dechert Price & Rhoads                 Ivy Mackenzie              Ivy Management, Inc.
   Paul H. Broyhill                    Boston, MA                       Services Corp.                Boca Raton, FL
   Keith J. Carlson                                                     P.O. Box 3022                  DISTRIBUTOR
   Stanley Channick                     OFFICERS                  Boca Raton, FL 33431-0922           Ivy Mackenzie
Frank W. DeFriece, Jr.        Michael G. Landry, Chairman               1-800-777-6472              Distributors, Inc.
    Roy J. Glauber            Keith J. Carlson, President                                       Via Mizner Financial Plaza
  Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS             700 South Federal Highway
 Joseph G. Rosenthal               C. William Ferris,              Coopers & Lybrand L.L.P.        Boca Raton, FL 33432
  Richard Silverman                Secretary/Treasurer               Fort Lauderdale, FL
   J. Brendan Swan
                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                       Boston, MA





                                                            [LOGO IVY MACKENZIE]

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, Ivy Global Science & Technology Fund was up 6.5% as compared to the Chicago Board of Options Exchange Technology Index, which was up 8.2% for the same period. The Fund's underperformance is attributed to its greater exposure to small technology companies whereas the index is more heavily biased towards larger technology firms.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (7/96)
                            OF A $10,000 INVESTMENT

                                     CHART

------------------------------------------------------------------------------------
                                   IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                                        FOR PERIOD ENDING 12/31/97
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                                --        --       .66%      5.66%
                                                C:        C:        C:        C:
 1 Yr.                   --         .40%        --        --       4.71%     5.71%
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              44.50%    46.85%    44.42%    46.77%
                                                C:        C:        C:        C:
 Since Inception       41.59%      41.43%     46.91%    46.91%    46.83%    46.83%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Chicago Board of Options Exchange Technology Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS -- 96.05%           SHARES      VALUE
------------------------------------------------------
BIOTECHNOLOGY -- 6.05%
Aastrom Biosciences, Inc.*......  11,300   $    49,438
Agouron Pharmaceuticals,
  Inc.*.........................   2,900        85,188
Alkermes, Inc.*.................   4,600        91,425
ArQule, Inc.*...................   5,500       126,156
Biochem Pharma, Inc.*...........   5,500       114,813
Cell Therapeutics, Inc.*........   6,600       112,200
Ergo Science Corporation*.......   9,700       147,925
Geltex Pharmaceuticals, Inc.*...   4,400       116,600
Gene Logic Inc.*................  13,000       104,000
Guilford Pharmaceuticals,
  Inc.*.........................   3,000        60,375
Liposome Company Inc.*..........   3,700        17,113
Neurex Corporation*.............   7,500       104,063
PathoGenesis Corp.*.............   3,800       141,075
Pharmacyclics, Inc.*............   5,400       138,375
US Bioscience, Inc.*............  11,500       104,219
Vertex Pharmaceuticals Inc.*....   1,400        46,200
ViroPharma Inc.*................   4,500        79,310
                                           -----------
                                             1,638,475
                                           -----------
BUSINESS & FINANCIAL
  SERVICES -- 27.66%
ABR Infomation Services,
  Inc.*.........................   9,000       214,875
Applied Graphics Technologies,
  Inc.*.........................   4,800       255,600
CBT Group PLC ADR*..............   6,500       533,813
CHS Electronics, Inc.*..........  15,850       271,431
Cambridge Technology Partners,
  Inc.*.........................   5,900       245,588
Claremont Technology Group,
  Inc.*.........................   5,300        98,050
CompUSA, Inc.*..................   5,200       161,200
Cotelligent Group, Inc.*........   5,500       105,188
FactSet Research Systems
  Inc.*.........................   8,100       249,075
First Data Corp.................   8,500       248,625
Forrester Research, Inc.*.......   3,800        86,450
Gartner Group, Inc. -- Class
  A*............................   7,600       283,100
Inacom Corp.*...................   6,700       188,019
Ingram Micro Inc. -- Class A*...  10,100       294,163
Inspire Insurance Solutions,
  Inc.*.........................  17,200       359,050
Intelligroup, Inc.*.............   8,400       160,650
International Network
  Services*.....................  11,900       275,188
International Telecommunication
  Data Systems, Inc.*...........  10,500       336,000
LHS Group, Inc.*................   2,500       149,375
Lason Holdings, Inc.*...........   9,700       258,260
Lightbridge, Inc.*..............  14,900       283,100
Meta Group, Inc.*...............   6,200       136,400
PMT Services, Inc.*.............  19,300       267,788
Profit Recovery Group
  International, Inc. (The)*....  15,100       268,025
QuickResponse Services Inc.*....   6,800       251,600
RWD Technologies, Inc.*.........  11,000       198,000
Sapient Corporation*............   1,900       116,375
Saville Systems Ireland ADR*....   9,000       373,500
SportsLine USA, Inc*............  10,700       115,025
Superior Consultant Holdings
  Corporation*..................   6,800       204,000
Sykes Enterprises, Inc.*(a).....  11,800       230,100
Whittman-Hart, Inc.*............   8,000       274,000
                                           -----------
                                             7,491,613
                                           -----------
COMPUTER SOFTWARE -- 20.19%
Advantage Learning Systems,
  Inc.*.........................   7,800       166,725
Aspect Development, Inc.*.......   6,300       327,600
Best Software, Inc.*............   8,600        79,550
Cadence Design Systems, Inc.*...   7,800       191,100
Checkfree Corporation*..........   7,600       205,200
Citrix Systems, Inc.*...........   2,300       174,800
Computer Learning Centers
  Inc.*.........................   2,000       122,500
Concord Communications, Inc.*...   8,800       182,600
CyberMedia, Inc.*...............   6,500        97,906
Deltek Systems, Inc.*...........  16,500       260,906
Dendrite International, Inc.*...   5,600       108,500
Great Plains Software, Inc.*....   4,500   $   122,625
HNC Software Inc.*..............   3,900       167,700
H.T.E., Inc.*...................  17,600       365,200
J.D. Edwards & Company*.........   4,400       129,800
JDA Software Group, Inc.*.......   4,500       157,500
Memco Software Ltd.*............  10,000       202,500
Microsoft Corporation*..........   1,200       155,100
Network Associates, Inc.*.......   3,600       190,350
New Era of Networks, Inc.*......  15,400       173,250
Optika Imaging Systems, Inc.*...  15,800        54,313
Pegasystems Inc*................   6,300       127,181
Peoplesoft, Inc.*...............   5,000       195,000
Peregrine Systems, Inc.*........  15,000       200,625
Rogue Wave Software*............  14,400       159,300
Security Dynamics Technologies,
  Inc.*.........................   4,900       175,175
Sterling Commerce, Inc*.........   6,200       238,313
Tecnomatix Technologies Ltd*....   4,000       135,000
Transactions Systems Architects,
  Inc.*.........................   5,800       220,400
Veritas Software Corp.*.........   2,650       135,150
Visio Corporation*..............   6,400       245,600
                                           -----------
                                             5,467,469
                                           -----------
HEALTHCARE -- 4.71%
Cyberonics, Inc.*...............   7,500       114,375
Cytyc Corporation*..............   4,100       101,986
EPIX Medical, Inc.*.............  10,000       130,000
HBO & Company...................   5,020       240,960
MedQuist Inc.*..................   5,200       180,700
Serologicals Corporation*.......  14,850       386,100
Ventana Medical Systems,
  Inc.*.........................   8,000       122,000
                                           -----------
                                             1,276,121
                                           -----------
MISCELLANEOUS TECHNOLOGY --8.26%
Discreet Logic, Inc.*...........  12,400       272,025
Encad, Inc.*....................   6,200       170,500
FARO Technologies, Inc.*........  11,000       127,875
Gemstar International Group
  Ltd.*.........................  10,300       251,062
ONTRACK Data International,
  Inc.*.........................  10,900       271,819
Pegasus Systems, Inc.*..........   9,000       133,875
RadiSys Corporation*............   5,200       193,700
Registry, Inc (The)*............   3,360       154,140
SBS Technologies, Inc.*.........   4,500       122,063
SCM Microsystems, Inc*..........   2,100        50,400
SMART Modular Technologies,
  Inc*..........................   6,400       147,200
Synopsys, Inc.*.................   4,500       160,875
Thermedics Detection Inc*.......  11,000       112,750
Viisage Technology, Inc.*.......  11,600        67,425
                                           -----------
                                             2,235,709
                                           -----------
NETWORK & TELECOMMUNICATION
  EQUIPMENT -- 14.59%
Adaptec, Inc.*..................   4,400       163,350
Advanced Fibre
  Communications*...............   7,000       203,875
American Power Conversion
  Corp.*........................  11,800       278,775
CIENA Corporation*..............   4,000       244,500
Cisco Systems, Inc.*............  14,100       786,075
Corsair Communications, Inc.*...   9,200       149,500
DSP Communications, Inc.*.......   9,100       109,200
Gilat Satellite Networks Ltd*...   5,000       143,125
Innova Corporation*.............  10,700       163,175
Network Appliance, Inc.*........  12,400       440,200
NICE-Systems Ltd. -- Sponsored
  ADR*..........................   7,000       294,000
Orckit Communications Ltd.*.....   6,700       124,788
P-COM, Inc*.....................   8,400       144,900
Pairgain Technologies, Inc.*....   4,700        91,063
Sawtek Inc.*....................   4,700       123,961
Tellabs, Inc*...................   9,300       491,737
                                           -----------
                                             3,952,224
                                           -----------

DECEMBER 31, 1997

------------------------------------------------------
COMMON STOCKS                     SHARES      VALUE
PHARMACEUTICALS -- 3.96%
Anesta Corp.*...................   7,600   $   124,450
ChiRex Inc.*....................  11,300       199,163
Dura Pharmaceuticals, Inc.*.....   5,600       256,900
Nastech Pharmaceutical Co.*.....   5,500        71,500
Penederm Inc.*..................  12,000       120,000
Sepracor, Inc.*.................   4,600       184,288
Sonus Pharmaceuticals, Inc.*....   3,500       115,937
                                           -----------
                                             1,072,238
                                           -----------
SEMICONDUCTORS &
  EQUIPMENT -- 8.66%
ANADIGICS, Inc.*................   3,000        90,375
ASM Lithography Holding
  NV*(a)........................   3,800       256,500
Advanced Energy Industries,
  Inc.*.........................   6,000        89,625
Analog Devices*.................   4,766       131,959
Benchmarq Microelectronics,
  Inc.*.........................   5,000        68,125
CFM Technologies, Inc.*.........   7,600       116,850
Cerprobe Corporation*...........  17,200       298,850
Etec Systems, Inc.*.............   3,900       181,350
Galileo Technology Ltd*.........   4,800       138,600
Intel Corp......................   5,100       358,275
Maxim Integrated Products,
  Inc.*.........................   6,000       207,000
Micrel, Inc.*...................   3,400        95,200
PRI Automation, Inc.*...........   3,200        92,400
Photronics, Inc*................   6,000       145,500
Sipex Corporation*..............   2,500        75,625
                                           -----------
                                             2,346,234
                                           -----------

TELECOMMUNICATION
  SERVICES -- 1.97%
Nextel Communications, Inc.*....   7,600   $   197,600
Transaction Network Services,
  Inc.*.........................   5,500        94,876
WorldCom, Inc*..................   8,000       242,000
                                           -----------
                                               534,476
                                           -----------
TOTAL COMMON STOCKS
  (Cost -- $21,848,318)(b)......            26,014,559
OTHER ASSETS, LESS
  LIABILITIES -- 3.95%..........             1,069,592
                                           -----------
NET ASSETS -- 100%..............           $27,084,151
                                           ===========
ADR -- American Depository Receipt
NV  -- Non-voting
* Non-income producing security.
(a) Foreign security.
(b) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation.......   $ 5,503,282
    Gross unrealized depreciation.......    (1,337,041)
                                           -----------
        Net unrealized appreciation.....   $ 4,166,241
                                           ===========
Purchases and sales of securities other than
short-term obligations aggregated $23,387,387 and
$11,225,356, respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $21,848,318)......  $26,014,559
Cash........................................................    1,088,523
Receivables
  Fund shares sold..........................................      173,176
  Dividends and interest....................................          270
Deferred organization expenses..............................       42,495
Other assets................................................       14,334
                                                              -----------
  Total assets..............................................   27,333,357
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................      193,148
  Management fee............................................       22,556
  12b-1 service and distribution fees.......................       15,772
  Other payables to related parties.........................       10,638
Accrued expenses............................................        7,092
                                                              -----------
  Total liabilities.........................................      249,206
                                                              -----------
NET ASSETS..................................................  $27,084,151
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($12,159,480/695,979 shares outstanding)..................  $     17.47
                                                              ===========
Maximum offering price per share ($17.47 X 100/94.25)*......  $     18.54
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,577,073/493,855 shares outstanding).............  $     17.37
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
share ($6,347,598/364,799 shares outstanding)...............  $     17.40
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $23,778,648
  Accumulated net realized loss on investments..............     (860,738)
  Net unrealized appreciation on investments................    4,166,241
                                                              -----------
NET ASSETS..................................................  $27,084,151
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends.................................................             $    2,014
  Interest..................................................                 44,778
                                                                         ----------
                                                                             46,792
                                                                         ----------
EXPENSES
  Management fee............................................  $229,616
  Transfer agent............................................    45,539
  Administrative services fee...............................    22,962
  Custodian fees............................................    10,292
  Blue Sky fees.............................................    22,848
  Auditing and accounting fees..............................    15,000
  Shareholder reports.......................................     2,961
  Amortization of organization expenses.....................    12,009
  Fund accounting...........................................    36,454
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   145,282
  Legal.....................................................    18,881
  Other.....................................................     8,454
                                                                         ----------
  Total expenses............................................                577,510
                                                                         ----------
NET INVESTMENT LOSS.........................................               (530,718)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss.........................................               (847,104)
  Net unrealized appreciation during the period.............              3,158,134
                                                                         ----------
    Net gain on investment transactions.....................              2,311,030
                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $1,780,312
                                                                         ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD JULY 22, 1996 (COMMENCEMENT) TO DECEMBER 31, 1996

                                                                               FOR THE PERIOD
                                                               FOR THE YEAR       JULY 22,
                                                                  ENDED        (COMMENCEMENT)
                                                               DECEMBER 31,    TO DECEMBER 31,
                                                              --------------   ---------------
                                                                   1997             1996
                                                              --------------   ---------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................   $  (530,718)      $   (50,867)
  Net realized (loss) gain on investments...................      (847,104)           61,918
  Net unrealized appreciation during the period on
    investments.............................................     3,158,134         1,008,107
                                                               -----------       -----------
        Net increase resulting from operations..............     1,780,312         1,019,158
                                                               -----------       -----------
Class A distributions
  From net realized gain....................................            --           (17,214)
  In excess of net realized gain............................          (212)               --
                                                               -----------       -----------
        Total distributions to Class A shareholders.........          (212)          (17,214)
                                                               -----------       -----------
Class B distributions
  From net realized gain....................................            --            (3,926)
  In excess of net realized gain............................          (165)               --
                                                               -----------       -----------
        Total distributions to Class B shareholders.........          (165)           (3,926)
                                                               -----------       -----------
Class C distributions
  From net realized gain....................................            --            (3,066)
  In excess of net realized gain............................          (102)               --
                                                               -----------       -----------
        Total distributions to Class C shareholders.........          (102)           (3,066)
                                                               -----------       -----------
Fund share transactions (Note 4)
  Class A...................................................     2,928,480         7,567,192
  Class B...................................................     4,780,042         3,263,292
  Class C...................................................     3,740,708         2,029,658
  Class I...................................................            --                (6)
                                                               -----------       -----------
    Net increase resulting from Fund share transactions.....    11,449,230        12,860,136
                                                               -----------       -----------
TOTAL INCREASE IN NET ASSETS................................    13,229,063        13,855,088
NET ASSETS
  Beginning of period.......................................    13,855,088                --
                                                               -----------       -----------
  END OF PERIOD.............................................   $27,084,151       $13,855,088
                                                               ===========       ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                              FOR THE PERIOD
                                                                FOR THE        JULY 22, 1996
CLASS A                                                        YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              ------------    ---------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------    ---------------
Net asset value, beginning of period........................    $ 16.40           $10.00
                                                                -------           ------
  Income (loss) from investment operations
  Net investment loss.......................................       (.31)            (.06)(a)
  Net realized and unrealized gain on investments...........       1.38             6.49
                                                                -------           ------
    Total from investment operations........................       1.07             6.43
                                                                -------           ------
  Less distributions
  From net realized gain....................................         --              .03
                                                                -------           ------
    Total distributions.....................................         --              .03
                                                                -------           ------
Net asset value, end of period..............................    $ 17.47           $16.40
                                                                =======           ======
Total return(%).............................................       6.53(b)         64.34(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $12,159           $8,324
Ratio of expenses to average net assets
  With expense reimbursement(%).............................         --             2.19(d)
  Without expense reimbursement(%)..........................       2.11             2.90(d)
Ratio of net investment loss to average net assets(%).......      (1.91)           (2.18)(a)(d)
Portfolio turnover rate(%)..................................         54               23
Average commission rate(e)..................................    $ .0600           $.0600

                                                                              FOR THE PERIOD
                                                                FOR THE        JULY 22, 1996
CLASS B                                                        YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              ------------    ---------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------    ---------------
Net asset value, beginning of period........................     $16.44           $10.00
                                                                 ------           ------
  Income (loss) from investment operations
  Net investment loss.......................................       (.32)            (.06)(a)
  Net realized and unrealized gain on investments...........       1.25             6.52
                                                                 ------           ------
    Total from investment operations........................        .93             6.46
                                                                 ------           ------
  Less distributions
  From net realized gain....................................         --              .02
                                                                 ------           ------
    Total distributions.....................................         --              .02
                                                                 ------           ------
Net asset value, end of period..............................     $17.37           $16.44
                                                                 ======           ======
Total return(%).............................................       5.66(b)         64.59(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $8,577           $3,425
Ratio of expenses to average net assets
  With expense reimbursement(%).............................         --             2.99(d)
  Without expense reimbursement(%)..........................       2.92             3.70(d)
Ratio of net investment loss to average net assets(%).......      (2.72)           (2.98)(a)(d)
Portfolio turnover rate(%)..................................         54               23
Average commission rate(e)..................................     $.0600           $.0600

                      (See Notes to Financial Statements)

                                                                              FOR THE PERIOD
                                                                FOR THE        JULY 22, 1996
CLASS C                                                        YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              ------------    ---------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------    ---------------
Net asset value, beginning of period........................     $16.46           $10.00
                                                                 ------           ------
  Income (loss) from investment operations
  Net investment loss.......................................       (.42)            (.05)(a)
  Net realized and unrealized gain on investments...........       1.36             6.53
                                                                 ------           ------
    Total from investment operations........................        .94             6.48
                                                                 ------           ------
  Less distributions
  From net realized gain....................................         --              .02
                                                                 ------           ------
    Total distributions.....................................         --              .02
                                                                 ------           ------
Net asset value, end of period..............................     $17.40           $16.46
                                                                 ======           ======
Total return(%).............................................       5.71(b)         64.84(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $6,348           $2,106
Ratio of expenses to average net assets
  With expense reimbursement(%).............................         --             2.95(d)
  Without expense reimbursement(%)..........................       2.85             3.66(d)
Ratio of net investment loss to average net assets (%)......      (2.65)           (2.94)(a)(d)
Portfolio turnover rate(%)..................................         54               23
Average commission rate(e)..................................     $.0600           $.0600

(a) Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Science & Technology Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $373,000 as of December 31, 1997, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2005.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Funds's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and dis-tributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $32,035.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $28,111, $63,671, and $53,500 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $20,812, $15,344, $9,383, and $0 for Class A, Class B, Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                                                              JULY 22, 1996
                                                              (COMMENCEMENT)
                                        YEAR ENDED           TO DECEMBER 31,
                                    DECEMBER 31, 1997              1996
                                  ----------------------   --------------------
CLASS A                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................   466,094   $ 7,484,210   513,259   $7,659,940
Issued on reinvestment of
 distributions..................        20           329       995       16,325
Repurchased.....................  (277,596)   (4,556,059)   (6,793)    (109,073)
                                  --------   -----------   -------   ----------
Net increase....................   188,518   $ 2,928,480   507,461   $7,567,192
                                  ========   ===========   =======   ==========

                                                              JULY 22, 1996
                                                              (COMMENCEMENT)
                                        YEAR ENDED           TO DECEMBER 31,
                                    DECEMBER 31, 1997              1996
                                  ----------------------   --------------------
CLASS B                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................   377,437   $ 6,237,513   228,288   $3,587,953
Issued on reinvestment of
 distributions..................        15           252       228        3,741
Repurchased.....................   (91,906)   (1,457,723)  (20,207)    (328,402)
                                  --------   -----------   -------   ----------
Net increase....................   285,546   $ 4,780,042   208,309   $3,263,292
                                  ========   ===========   =======   ==========

                                                              JULY 22, 1996
                                                              (COMMENCEMENT)
                                        YEAR ENDED           TO DECEMBER 31,
                                    DECEMBER 31, 1997              1996
                                  ----------------------   --------------------
CLASS C                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................   284,174   $ 4,497,638   128,623   $2,040,762
Issued on reinvestment of
 distributions..................        10           170       178        2,937
Repurchased.....................   (47,327)     (757,100)     (859)     (14,041)
                                  --------   -----------   -------   ----------
Net increase....................   236,857   $ 3,740,708   127,942   $2,029,658
                                  ========   ===========   =======   ==========

                                                              JULY 22, 1996
                                                              (COMMENCEMENT)
                                        YEAR ENDED           TO DECEMBER 31,
                                    DECEMBER 31, 1997              1996
                                  ----------------------   --------------------
CLASS I                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................        --   $        --         1   $       10
Repurchased.....................        --            --        (1)         (16)
                                  --------   -----------   -------   ----------
Net decrease....................        --   $        --        --   $       (6)
                                  ========   ===========   =======   ==========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Science & Technology Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations for the year then ended, and the statement of changes in net assets for the year then ended and the period from July 22, 1996 (commencement) to December 31, 1996 and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period July 22, 1996 (commencement) to December 31, 1996 and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IGST123197

DECEMBER 31, 1997                                                      IVY FUNDS


IVY DEVELOPING NATIONS FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432


MARKET COMMENTARY:

         The collapse in emerging markets in the second half of 1997 contributed to what proved to be the worst year for emerging market investors since the asset class gained popularity in the mid-1980s. The Morgan Stanley Capital International Emerging Markets Free Index was down 11.6% for the twelve months ended December 31, 1997, down over 27% from its twelve-month high.
         Some say 1997's poor performance by emerging markets, on the heels of disappointing returns in both 1995 and 1996, was a death knell for emerging market investing. We disagree. Developing markets account for about 80% of both the world's population and its natural resources. And, while turmoil in Asia should hamper growth in emerging economies in 1998, International
Monetary Fund estimates for GDP growth in 1998 still top 5% for developing
Asia and 3.5% for Latin America--both substantially higher than the developed world.
         It is interesting to note that against this backdrop of pessimism among equity investors, our research indicates that emerging markets are currently experiencing an unprecedented level of merger and acquisition (M&A) activity. There was more M&A activity in 1997 than in the two previous years combined. And, most of '97's activity occurred in the second half of the year, despite mounting panic in financial markets around the developing world. This surge in activity by companies based in mature economies implies that many multinationals view the current crisis of confidence in emerging markets as an opportunity. So do we. And, we continue to believe that the best opportunities are to be found in Asia.
         The Ivy Developing Nations Fund (formerly known as the Ivy New Century
Fund), which is weighted on the basis of GDP and our long-term view of markets, continues to have over 50% invested along the Pacific Rim. Although dramatic sell-offs in Asia negatively impacted the Fund's performance over the course of 1997, as the markets declined we continued to rebalance the Fund to maintain our weighting of Asian stocks. For the twelve months ended December 31, 1997, the Fund was down 27.4% (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         According to our research, turmoil in Asia created some of the most compelling valuations in the world. The region, which has averaged a 60% multiple premium to South America for the last ten years, is currently trading at a substantial discount. We believe that these markets are in for a period of dramatic outperformance, given the significantly undervalued currencies and low market levels. While it is impossible to say when a rebound will occur, once the rally begins, prices are likely to rebound quite sharply. We remain firm in our conviction that the Fund's Asian exposure will make a strong contribution to investment returns over the long term.
         The Fund's 25% exposure to South America proved beneficial in 1997. Economies in the region showed remarkable strength, reflecting the benefits of a decade of free market reforms and corporate restructuring. Regional GDP growth reached 5.5%, its highest level in 20 years. Although growth prospects for 1998 have been somewhat dampened by the Asian crisis, we believe economic fundamentals remain largely intact and continue to move in the right direction. And, valuations in the region are considerably more attractive after a sell-off in the fourth quarter.
         We remain somewhat cautious on prospects for Central Europe, which represents about 6% of the Fund's assets. To date, markets in the region have responded to developments at the macro level rather than company fundamentals. We believe that going forward, developments at the corporate level are likely to gain increasing importance, particularly as heightened risk aversion had led many investors to become more discriminating.



IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY DEVELOPING NATIONS FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy Developing Nations Fund was down 27.4%. This compared to the Morgan Stanley Capital International Emerging Markets "Free" Index, which was down 11.6% for the same period. The underperformance of the Fund is attributed to its overweighting in Asia at 58% as compared to the index which has a 38% allocation to Asia.

                       PERFORMANCE COMPARISON OF THE FUND
                      SINCE INCEPTION (11/94) OF A $10,000
                                   INVESTMENT

                                     CHART

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Nations Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Emerging Markets "Free" index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

-----------------------------------------------------------------------------------
                                       IVY DEVELOPING NATIONS FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                            (31.54)%  (27.93)%  (31.60)%  (27.99)%
                                               C:        C:        C:        C:
 1 Yr.                (31.60)%   (31.66)%   (29.01)%  (28.01)%  (29.07)%  (28.07)%
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                            (10.33)%   (9.47)%  (12.01)%  (11.15)%
                                               C:        C:        C:        C:
 Since Inception      (10.48)%   (12.19)%   (17.00)%  (17.00)%  (17.11)%  (17.11)%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 99.18%    SHARES        VALUE
------------------------------------------------------
AFRICA -- 6.78%
---------------------------
SOUTH AFRICA -- 6.78%
Anglo American Corporation
  S.A......................      17,400   $    702,242
Rembrandt Group Ltd........      84,800        618,615
                                          ------------
                                             1,320,857
                                          ------------
ASIA/PACIFIC -- 57.82%
---------------------------
CHINA -- 1.09%
Guangdong Kelon Electrical
  Holdings -- H Shrs.......      45,000         46,172
Huaneng Power
  International, Inc.
  ADR*.....................       1,200         27,825
Inner Mongolia Erdos
  Cashmere Products Co.
  'B'......................      64,000         21,760
Qingling Motors Company
  Ltd......................      67,000         32,859
Shanghai Diesel Engine Co.
  Ltd. 'B'*................      81,200         10,231
Shanghai Post &
  Telecommunications
  Equipment 'B'............      55,900         14,646
Tingyi (Cayman Islands)
  Holding Co...............     128,000         16,685
Zhenhai Refining and
  Chemical Co. Limited.....     100,000         41,622
                                          ------------
                                               211,800
                                          ------------
HONG KONG -- 15.42%
C.P. Pokphand..............     400,000         62,982
Citic Pacific..............      44,000        174,904
Esprit Asia Holdings Ltd...     400,000        130,352
Gold Peak Industries.......     456,000        253,063
Gold Peak Industries
  Warrants*................      91,200          8,592
Guangdong Investments......     227,000        150,879
Guangdong Investments
  Warrants*................      30,200          4,132
Guangdong Tannery Ltd......       9,600          1,103
HSBC Holdings..............      10,241        252,448
Jardine Matheson Holdings
  Ltd......................      13,500         68,850
Jardine Strategic..........     109,062        287,924
Jardine Strategic
  Warrants*................         562             22
Li & Fung..................     450,000        630,141
National Mutual Asia Ltd...     428,000        425,334
Peregrine Investment
  Holdings Ltd.............     121,000         85,890
Peregrine Investment
  Holdings Ltd.
  Warrants*................      14,900             19
Techtronic Industries
  Company..................     644,000        149,608
Union Bank of Hong Kong
  Ltd......................     113,600        139,283
Wharf Holdings Ltd.........      82,000        179,911
                                          ------------
                                             3,005,437
                                          ------------
INDONESIA -- 1.45%
PT Astra International
  Inc......................      58,000         15,041
PT Bank Bali -- Foreign
  Registered...............      90,000         11,056
PT Bank Dagang
  Nasional -- Foreign
  Registered...............     301,876         19,228
PT Bank Dagang Nasional
  Warrants*................      43,126            400
PT Citatah -- Foreign
  Registered*..............      65,000          8,576
PT Hanjaya Mandala
  Sampoerna................      72,500         54,756
PT Matahari Putra Prima
  TBK......................     438,000         35,870
PT Mulia Industrindo.......     239,900         27,287
PT Telekomunikasi
  Indonesia................     189,000        100,608
PT Tempo Scan Pacific......      46,000          3,558
PT Semen Gresik............      12,000          7,043
                                          ------------
                                               283,423
                                          ------------
ISRAEL -- 2.27%
Koor Industries
  Ltd. -- Sponsored ADR....      20,200   $    443,138
                                          ------------

EQUITY SECURITIES              SHARES        VALUE
------------------------------------------------------
MALAYSIA -- 8.73%
Arab Malaysian Corporation
  Berhad...................      70,000         20,682
Arab Malaysian Finance
  Foreign..................     138,000         27,654
Berjaya Sports Toto
  Berhad...................      55,000        140,596
Edaran Otomobil Nasional
  Berhad...................      42,000         85,783
Genting Berhad.............     116,000        290,567
Hicom Holdings Berhad......     180,000        103,587
KFC Holdings (Malaysia)
  Berhad...................      97,000        157,000
Land & General Berhad......     197,000         36,441
Lion Land Berhad...........     300,000         44,703
London & Pacific Insurance
  Company Berhad...........      45,200         47,843
Malayan Banking Berhad.....      29,000         84,190
Malaysia British Assurance
  Berhad...................      53,000         32,679
Perusahaan Otomobil
  Nasional Berhad..........      88,000         85,912
Public Bank Berhad.........     139,200         43,272
Public Bank Berhad
  Rights*..................      23,200          1,252
Public Bank
  Berhad -- Foreign........     102,000         35,115
Public Bank Berhad
  Rights --
  Foreign* (a).............      17,000            874
RHB Capital Berhad.........     122,400         59,119
RHB Sakura Merchant Bankers
  Berhad*..................       2,620            882
Resorts World Berhad.......      91,000        153,133
Sime UEP Properties
  Berhad...................     160,000         85,501
Sungei Way Holdings
  Berhad...................     200,000         64,742
Technology Resources
  Industries Berhad........     119,000         70,317
Tenaga Nasional Berhad.....      14,000         29,853
                                          ------------
                                             1,701,697
                                          ------------
PHILIPPINES -- 3.25%
Alaska Milk Corporation*...   1,418,000         55,442
Asian Terminals, Inc.......     677,500         42,451
Bacnotan Cement
  Corporation..............     180,000          8,481
Belle Corporation*.........     607,000         23,733
Belle Corporation
  Warrants*................      61,400             96
Benpres Holdings Corp.
  GDR*.....................      15,000         41,625
C & P Homes, Inc...........     810,500         47,941
La Tondena Distillers
  Inc......................     140,000         64,914
Metropolitan Bank & Trust
  Company..................       9,774         66,754
Mondragon International
  Philippines, Inc.*.......   1,512,600         26,917
Philippine National
  Bank*....................      74,237        165,596
SM Prime Holdings, Inc.....     339,000         50,979
Southeast Asia Cement
  Holdings, Inc.*..........     992,000         13,177
Universal Robina
  Corporation..............     201,000         24,937
                                          ------------
                                               633,043
                                          ------------
RUSSIA -- 4.05%
LUKoil Holding Sponsored
  ADR......................       6,500        598,000
Mosenergo Sponsored ADR
  144A.....................       5,200        192,400
                                          ------------
                                               790,400
                                          ------------
SINGAPORE -- 8.67%
Clipsal Industries
  Limited..................     131,000        167,680
DBS Land Limited...........     176,000        269,493
Development Bank of
  Singapore -- Foreign
  Registered...............      34,000        290,574
Elec & Eltek International
  Co. Ltd..................      25,300        115,874
Fraser & Neave Ltd. ORD....      90,000        389,925
Singapore Airlines
  Ltd. -- Foreign
  Registered...............      70,000        456,990
                                          ------------
                                             1,690,536
                                          ------------

DECEMBER 31, 1997

------------------------------------------------------
EQUITY SECURITIES              SHARES        VALUE
SOUTH KOREA -- 4.92%
Hana Bank..................       1,770   $      9,848
Hyundai Motor Company Ltd.
  GDR......................       8,362         13,588
Hyundai Motor Company Ltd.
  GDR 144A.................         500            813
Keum Kang Development Ind.
  Company..................       3,800         11,210
Korea Electric Power
  Corp.....................      12,000        111,154
Korea Electric Power Corp.
  Sponsored ADR............      12,400        124,775
Pohang Iron & Steel Co.
  Ltd......................       5,000        140,818
Pohang Iron & Steel Co.
  Ltd. ADR.................      11,800        205,763
Samsung Electronics........       8,758        198,417
Samsung Electronics Co.
  GDR......................          31            500
Samsung Electronics Co. GDR
  144A Registered..........       2,662         17,303
Samsung Fire & Marine
  Insurance................         520         59,825
Shinhan Bank...............      11,270         50,201
Ssangyong Oil Refining Co.
  Ltd......................       3,600         15,229
                                          ------------
                                               959,444
                                          ------------
TAIWAN -- 4.44%
Acer Incorporation*........      60,000         91,836
Compeq Manufacturing Co*...      29,400        169,198
Far Eastern Department
  Stores Ltd...............     166,763        176,631
President Enterprises*.....     129,600        154,328
Systex Corporation*........      74,412        126,423
Yung Shin Pharmaceuticals
  Industries Co............      71,500        146,646
                                          ------------
                                               865,062
                                          ------------
THAILAND -- 3.53%
Asia Credit Company PLC....      10,000          2,129
Asia Credit Company
  PLC -- Foreign
  Registered...............      57,100         12,156
Bangkok Bank Public Company
  Ltd......................      20,000         35,723
Bangkok Bank Public Company
  Ltd -- Foreign
  Registered...............      51,000        127,107
Bank of Ayudhya
  Ltd -- Foreign
  Registered...............     183,450         74,297
Dhana Siam Finance &
  Securities Public Company
  Limited --
  Foreign Registered.......     193,000         36,878
Krung Thai Thanakit PLC --
  Foreign Registered.......      24,000          4,337
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered...............     437,200          9,080
Siam Cement Public Co. Ltd.
  (The) -- Foreign
  Registered...............       9,300         73,398
Siam Makro Public Company
  Limited -- Foreign
  Registered...............     123,800        147,844
Thai Airways Int'l. Public
  Co., Ltd. -- Foreign
  Registered...............     121,300        134,782
Thai Telephone &
  Communication Public Co.
  Ltd. -- Foreign
  Registered*..............     370,000         30,738
                                          ------------
                                               688,469
                                          ------------
VIETNAM -- 0.00%
Beta Vietnam Fund
  Warrants*................         370   $        463
                                          ------------
EUROPE -- 7.13%
---------------------------
CZECH REPUBLIC -- 0.77%
Restitucni Invest Fund.....       1,200         31,287
SPT Telekom a.s.*..........         200         21,343
Skoda Plzen a.s.*..........       2,000         35,302
Zivnobanka -- Investicni
  Fond.....................       5,300         61,602
                                          ------------
                                               149,534
                                          ------------
HUNGARY -- 1.31%
Pick Szeged Rt.............       3,200        255,412
                                          ------------
POLAND -- 0.16%
Bank Rozwoju Eksportu
  S.A......................       1,550         32,100
                                          ------------
PORTUGAL -- 3.58%
Colep -- Cia. Portuguesa de
  Embalagens*..............       9,500        134,353
Companhia de Seguros
  Mundial Confianca
  S.A.*....................       8,000        145,775
Investec-Consultoria
  Internacional S.A.*......       2,100         62,254
Lusomundo SGPS S.A.........       5,800         53,632
Lusomundo SGPS S.A.
  Preferred Shares.........         800          7,332
Portugal Telecom S.A.
  ADR......................       4,200        197,400
Sonae Industria e
  Investimentos............       2,400         97,178
                                          ------------
                                               697,924
                                          ------------
TURKEY -- 1.31%
Cimentas A.S...............     224,690         24,680
Otokar Otobus Karoseri*....   1,137,500        130,435
Turkiye Garanti Bankasi
  A.S......................   2,041,675        101,039
                                          ------------
                                               256,154
                                          ------------
NORTH AMERICA -- 0.58%
---------------------------
MEXICO -- 0.58%
Grupo Posadas
  S.A. -- 'A'*.............      83,785         57,161
Telefonos de Mexico S.A.
  ADR Class L..............       1,000         56,063
                                          ------------
                                               113,224
                                          ------------
SOUTH AND CENTRAL
AMERICA -- 26.87%
---------------------------
ARGENTINA -- 4.94%
Bansud S.A.*...............      15,200        156,589
Cia Naviera Perez
  Compancciones 'B'........      32,252        230,321
Disco S.A. ADR*............       3,100        139,308
Inversiones y
  Representaciones S.A.
  (IRSA)...................      52,000        193,475
YPF S.A. Sponsored ADR.....       7,100        242,731
                                          ------------
                                               962,424
                                          ------------

DECEMBER 31, 1997

------------------------------------------------------
EQUITY SECURITIES              SHARES        VALUE
BRAZIL -- 13.03%
Banco Bradesco S.A.
  Preferred................   8,400,000   $     82,794
Banco Bradesco S.A.
  Preferred (Rights)*
  (a)......................     359,143          1,287
Centrais Electricas
  Brasileiras S.A.
  (Electrobras)............   5,000,000        248,651
Centrais Electricas
  Brasileiras S.A.
 (Electrobras) -- Preferred
  B........................   4,380,000        223,706
Centrais Electricas de
  Santa Catarina S.A.
  (CELESC).................      25,000         31,137
Companhia Energetica de
  Minas Gerais (CEMIG).....     800,000         34,759
Companhia Energetica de Sao
  Paulo (CESP).............     900,000         54,031
Companhia Paranaense de
  Energia (Copel)..........   2,200,000         24,641
Companhia Paulista de Forca
  e Luz (CPFL).............     270,000         35,564
Companhia Paulista de Forca
  e Luz Preferred (CPFL)...       1,568            162
Companhia Siderurgica de
  Tubarao..................   9,900,000        140,159
Companhia Vale do Rio Doce
  Preferred Shares (Non
  Tradeable* 5,000)........       7,000        140,813
Electricidade de Sao Paulo
  S.A. (Eletropaulo)*......     250,000         47,042
Elevadores Atlas S.A.
  144A.....................       9,200        111,288
Gerdau S.A Preferred*......   6,300,000         79,031
Itaubanco..................     266,000        143,008
Marcopolo S.A. -- B........     400,000         47,311
Petroleo Brasileiro S.A.
  (Petrobras)..............     910,000        212,819
Tam Transport Aereos.......   7,300,000        425,172
Telecomunicacoes
  Brasileiras S.A.
  (Telebras) ADR...........       3,300        384,244
Unibanco-Units.............   1,050,000         71,504
                                          ------------
                                             2,539,123
                                          ------------
CHILE -- 3.99%
Antofagasta Holdings PLC...      24,463        132,830
Chilgener S.A. Sponsored
  ADR......................       3,590         87,955
Embotelladora Andina S.A.
  Sponsored ADR (Class
  A).......................       3,400         70,763
Embotelladora Andina S.A.
  Sponsored ADR (Class
  B).......................       3,400         66,088
Empresa Nacional
  Electricidad S.A.........       4,900         86,669
Laboratorio Chile S.A.
  ADR......................       4,000         89,000
Quimica Minera Chile S.A.
  Sponsored ADR............       2,400        105,600
Vina Concha y Toro S.A.
  ADR......................       5,500        138,874
                                          ------------
                                               777,779
                                          ------------
COLOMBIA -- 2.23%
Banco Ganadero S.A. ADR....       4,700   $    205,625
Banco Industrial Colombiano
  ADR......................      16,400        229,600
                                          ------------
                                               435,225
                                          ------------
PERU -- 2.68%
CPT Telefonica del Peru
  S.A. -- 'B'..............     162,000        361,919
Credicorp Ltd..............       8,868        159,624
                                          ------------
                                               521,543
                                          ------------
TOTAL EQUITY SECURITIES
  (Cost -- $28,542,759)....                 19,334,211
CORPORATE BONDS -- 0.70%      PRINCIPAL
---------------------------  ----------
Inversiones y
  Representaciones S.A.
  "Parcks" 144A Floating
  Rate, 4.50%, 07/04/03....  $   60,000         65,400
Piltel International
  Holding Corp.
  (Convertible), 1.75%,
  07/17/06.................     100,000         70,500
                                          ------------
TOTAL CORPORATE BONDS
  (Cost -- $158,562).......                    135,900
                                          ------------
TOTAL INVESTMENTS -- 99.88%
  (Cost --$28,701,321)(Cost
  on Federal income tax
  basis -- $28,726,695)....                 19,470,111
OTHER ASSETS, LESS
  LIABILITIES -- 0.12%.....                     22,246
                                          ------------
NET ASSETS -- 100%.........               $ 19,492,357
                                          ============
ADR -- American Depository
  Receipt
GDR -- Global Depository
  Receipt
ORD -- Ordinary
 *  Non-income producing security.
(a) Securities valued in good faith by the Valuation
    Committee of the Board of Trustees.

OTHER INFORMATION:

At December 31, 1997, net unrealized depreciation
based on cost for Federal income tax purposes is as
follows:
    Gross unrealized appreciation......   $  2,383,805
    Gross unrealized depreciation......    (11,640,389)
                                          ------------
        Net unrealized depreciation....   $ (9,256,584)
                                          ============
Purchases and sales of securities other than
short-term obligations aggregated $22,507,909 and
$11,063,651 respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $28,701,321)......  $19,470,111
Cash........................................................       96,088
Cash denominated in foreign currencies (cost -- $68,119)....       51,976
Receivables
  Investments sold..........................................      376,163
  Fund shares sold..........................................       24,520
  Dividends and interest....................................       45,929
  Manager for expense reimbursement.........................       22,860
Deferred organization expenses..............................       18,056
Other assets................................................       14,422
                                                              -----------
  Total assets..............................................   20,120,125
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................       24,625
  Fund shares repurchased...................................      535,236
  Management fee............................................       17,648
  12b-1 service and distribution fees.......................       12,602
  Other payables to related parties.........................       11,999
Accrued expenses............................................       25,658
                                                              -----------
  Total liabilities.........................................      627,768
                                                              -----------
NET ASSETS..................................................  $19,492,357
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($8,583,617/1,259,334 shares outstanding).................  $      6.82
                                                              ===========
Maximum offering price per share ($6.82 X 100/94.25)*.......  $      7.24
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,488,350/1,254,655 shares outstanding)...........  $      6.77
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,420,390/356,270 shares outstanding).............  $      6.79
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $29,366,738
  Accumulated net realized loss on investments..............     (585,978)
  Accumulated net investment loss...........................      (39,542)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (9,248,861)
                                                              -----------
NET ASSETS..................................................  $19,492,357
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $53,798 foreign taxes withheld..........             $    621,986
  Interest..................................................                   23,459
                                                                         ------------
                                                                              645,445
                                                                         ------------
EXPENSES
  Management fee............................................  $284,290
  Transfer agent............................................    67,307
  Administrative services fee...............................    28,429
  Custodian fees............................................   106,909
  Blue Sky fees.............................................    26,190
  Auditing and accounting fees..............................    14,284
  Shareholder reports.......................................     5,019
  Amortization of organization expenses.....................     9,873
  Fund accounting...........................................    37,378
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   176,868
  Legal.....................................................    20,260
  Other.....................................................     8,245
                                                                         ------------
                                                                              792,264
  Expenses reimbursed by manager............................                  (22,860)
  Fees paid indirectly......................................                  (38,141)
                                                                         ------------
    Net expenses............................................                  731,263
                                                                         ------------
NET INVESTMENT LOSS.........................................                  (85,818)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                  814,367
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........              (10,222,275)
                                                                         ------------
    Net loss on investment transactions.....................               (9,407,908)
                                                                         ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $ (9,493,726)
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997          1996
                                                              ------------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $    (85,818)  $   (54,000)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       814,367       (46,120)
  Net unrealized (depreciation) appreciation during the
    period on investments and foreign currency
    transactions............................................   (10,222,275)      948,226
                                                              ------------   -----------
        Net (decrease) increase resulting from operations...    (9,493,726)      848,106
                                                              ------------   -----------
Class A distributions
  In excess of net investment income........................       (14,575)         (984)
  From net realized gain....................................      (382,865)           --
  In excess of net realized gain............................      (222,371)           --
                                                              ------------   -----------
        Total distributions to Class A shareholders.........      (619,811)         (984)
                                                              ------------   -----------
Class B distributions
  In excess of net investment income........................       (10,338)         (623)
  From net realized gain....................................      (339,775)           --
  In excess of net realized gain............................      (197,344)           --
                                                              ------------   -----------
        Total distributions to Class B shareholders.........      (547,457)         (623)
                                                              ------------   -----------
Class C distributions
  In excess of net investment income........................        (2,619)         (186)
  From net realized gain....................................       (91,727)           --
  In excess of net realized gain............................       (53,275)           --
                                                              ------------   -----------
        Total distributions to Class C shareholders.........      (147,621)         (186)
                                                              ------------   -----------
Fund share transactions (Note 4)
  Class A...................................................     3,513,031     5,914,397
  Class B...................................................     6,879,152     5,096,850
  Class C...................................................     1,861,647     1,808,893
                                                              ------------   -----------
    Net increase resulting from Fund share transactions.....    12,253,830    12,820,140
                                                              ------------   -----------
TOTAL INCREASE IN NET ASSETS................................     1,445,215    13,666,453
NET ASSETS
  Beginning period..........................................    18,047,142     4,380,689
                                                              ------------   -----------
  END OF PERIOD.............................................  $ 19,492,357   $18,047,142
                                                              ============   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                      FOR THE PERIOD
                                                                                                     NOVEMBER 1, 1994
CLASS A                                                                                               (COMMENCEMENT)
                                                                FOR THE YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                              -----------------------------------    ----------------
                                                               1997           1996          1995           1994
SELECTED PER SHARE DATA                                       -------        ------        ------    ----------------
Net asset value, beginning of period........................  $ 10.12        $ 9.05        $ 8.64         $ 10.00
                                                              -------        ------        ------         -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .01          (.02)          .01              --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.80)         1.09           .54           (1.36)
                                                              -------        ------        ------         -------
    Total from investment operations........................    (2.79)         1.07           .55           (1.36)
                                                              -------        ------        ------         -------
  Less distributions
  From net investment income................................       --            --           .01              --
  In excess of net investment income........................      .01            --            --              --
  From net realized gain....................................      .30            --           .10              --
  In excess of net realized gain............................      .20            --           .03              --
                                                              -------        ------        ------         -------
    Total distributions.....................................      .51            --           .14              --
                                                              -------        ------        ------         -------
Net asset value, end of period..............................  $  6.82        $10.12        $ 9.05         $  8.64
                                                              =======        ======        ======         =======
Total return(%).............................................   (27.42)(b)     11.83(b)       6.40(b)       (13.50)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 8,584        $9,925        $3,435         $   611
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     2.31          2.45          2.55            2.20 (d)
  Without expense reimbursement(%)..........................     2.39          2.82          7.18           20.74 (d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .09          (.23)          .24             .52 (d)
Portfolio turnover rate(%)..................................       42            27            14              --
Average commission rate(f)..................................  $ .0020        $.0018           N/A             N/A

                                                                                                     FOR THE PERIOD
                                                                                                    NOVEMBER 1, 1994
CLASS B                                                                                              (COMMENCEMENT)
                                                               FOR THE YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                              ----------------------------------    ----------------
                                                               1997           1996         1995           1994
SELECTED PER SHARE DATA                                       -------        ------        -----    ----------------
Net asset value, beginning of period........................  $ 10.04        $ 9.05        $8.64         $ 10.00
                                                              -------        ------        -----         -------
  Income (loss) from investment operations
  Net investment loss(a)....................................     (.06)         (.06)        (.02)             --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.76)         1.05          .51           (1.36)
                                                              -------        ------        -----         -------
    Total from investment operations........................    (2.82)          .99          .49           (1.36)
                                                              -------        ------        -----         -------
  Less distributions
  In excess of net investment income........................      .01            --           --              --
  From net realized gain....................................      .28            --          .08              --
  In excess of net realized gain............................      .16            --           --              --
                                                              -------        ------        -----         -------
    Total distributions.....................................      .45            --          .08              --
                                                              -------        ------        -----         -------
Net asset value, end of period..............................  $  6.77        $10.04        $9.05         $  8.64
                                                              =======        ======        =====         =======
Total return(%).............................................   (27.93)(b)     10.95(b)      5.62(b)       (13.60)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 8,488        $6,269        $ 945         $   121
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     3.09          3.20         3.30            2.95 (d)
  Without expense reimbursement(%)..........................     3.17          3.57         7.93           21.49 (d)
Ratio of net investment loss to average net assets(%)(a)....     (.69)         (.98)        (.51)           (.23)(d)
Portfolio turnover rate(%)..................................       42            27           14              --
Average commission rate(f)..................................  $ .0020        $.0018          N/A             N/A

                      (See Notes to Financial Statements)

                                                                              FOR THE PERIOD
                                                                FOR THE        APRIL 30 1996
CLASS C                                                        YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              ------------    ---------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------    ---------------
Net asset value, beginning of period........................    $ 10.06           $ 9.89
                                                                -------           ------
  Income (loss) from investment operations
  Net investment loss(a)....................................       (.07)            (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      (2.76)             .19
                                                                -------           ------
    Total from investment operations........................      (2.83)             .17
                                                                -------           ------
  Less distributions
  In excess of net investment income........................        .01               --
  From net realized gain....................................        .27               --
  In excess of net realized gain............................        .16               --
                                                                -------           ------
    Total distributions.....................................        .44               --
                                                                -------           ------
Net asset value, end of period..............................    $  6.79           $10.06
                                                                =======           ======
Total return(%).............................................     (28.01)(b)         1.73(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $ 2,420           $1,854
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................       3.12             3.16(d)
  Without expense reimbursement(%)..........................       3.20             3.53(d)
Ratio of net investment loss to average net assets(%)(a)....       (.72)            (.94)(d)
Portfolio turnover rate(%)..................................         42               27
Average commission rate(f)..................................    $ .0020           $.0018

(a)    Net investment income (loss) is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy New Century Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 securities valued in good faith by the Valuation Committee of the Board amounted to $2,161 (.01% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $674,467. These dividends were subject to foreign withholding tax in the amount of $53,798. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $914,056 as capital gain dividends (of which, 93.45% is designated 20% rate gain) for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year, custody fees were reduced by $38,141 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $13,412.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $35,807, $108,471 and $32,590, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $31,250, $27,047, and $9,010, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   869,379   $ 9,079,143    770,476   $ 7,578,070
Issued on reinvestment of
 distributions................    60,778       399,920         --            --
Repurchased...................  (651,905)   (5,966,032)  (169,014)   (1,663,673)
                                --------   -----------   --------   -----------
Net increase..................   278,252   $ 3,513,031    601,462   $ 5,914,397
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   938,685   $ 9,742,013    605,573   $ 5,942,047
Issued on reinvestment of
 distributions................    41,091       268,328         39           388
Repurchased...................  (349,402)   (3,131,189)   (85,800)     (845,585)
                                --------   -----------   --------   -----------
Net increase..................   630,374   $ 6,879,152    519,812   $ 5,096,850
                                ========   ===========   ========   ===========

                                                          FROM APRIL 30, 1996
                                      YEAR ENDED             (COMMENCEMENT)
                                  DECEMBER 31, 1997       TO DECEMBER 31, 1996
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   277,166   $ 2,892,984    186,226   $ 1,829,278
Issued on reinvestment of
 distributions................    14,440        94,723         14           142
Repurchased...................  (119,522)   (1,126,060)    (2,054)      (20,527)
                                --------   -----------   --------   -----------
Net increase..................   172,084   $ 1,861,647    184,186   $ 1,808,893
                                ========   ===========   ========   ===========

5. SUBSEQUENT EVENTS

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

     Effective January 20, 1998, Ivy New Century Fund changed its name to Ivy Developing Nations Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of Ivy Developing Nations Fund, formerly
Ivy New Century Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IDNF123197

DECEMBER 31, 1997                                                     IVY FUNDS

IVY INTERNATIONAL FUND II


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

MARKET COMMENTARY:

         The goal of Ivy International Fund II is to provide investors with a diversified portfolio of large-capitalization foreign stocks from three major regions of the world: Europe, Asia and South America. In selecting investments for the Fund, we utilize a strict value discipline that focuses on quantitative factors such as the long-term earnings capacity of a company, its replacement value, and its ability to generate cash flow, among others. We also pay close attention to the quality of management and its level of commitment to increasing shareholder value. As of year-end, the Ivy International Fund II was invested in 138 companies from 29 countries around the world. From the Fund's inception on May 13, 1997 through December 31, 1997 the Ivy International Fund II was down 10.3%. (For the Fund's total return with sales charge, and performance commentary please refer to the following page.)
         Europe performed well in 1997 as the cyclical recovery gained momentum and as the benefits of corporate restructuring began to be reflected in higher profitability. We believe these two trends should continue in 1998, aided by even lower interest rates. Many companies are in the midst of aggressive restructuring programs aimed at increasing profitability and shareholder value. And retailers and automobile manufacturers, which are industries in which the Fund is invested, should benefit from the upturn in consumer confidence we are now beginning to see.
         In addition, we believe that as Europe prepares for European Monetary Union, merger activity is likely to be heightened--providing room for more earnings gains as industries consolidate. The Ivy International Fund II is invested in a number of financial services companies, which should not only benefit from declining interest rates, but should also achieve greater economies of scale through consolidation. We expect European companies to provide significant earnings growth in the coming year, despite slower growth in Asia. Approximately 65% of the Fund is invested in Europe.
         In the second half of 1997, Asia experienced a region-wide sell-off in both currency and stock markets. Many stocks in the region have fallen 80 to 90% in US dollar terms. According to our research, bargains are now widespread across the region, particularly in countries like Hong Kong, Singapore and Malaysia. Although we cannot say when, we expect currencies in Southeast Asia to stabilize at higher levels and stock prices to rebound from extremely oversold levels. We are maintaining the Fund's 25% weighting in the region and believe that stock prices will begin to move far in advance of an economic recovery. The turmoil in Asia has also put significant pressure on the share prices of natural resource companies world wide. Although Asia's woes should impact demand for commodities, many high-quality companies are now trading at extremely low valuations creating attractive investment opportunities. We have invested in companies like BHP in Australia, Billiton in the United Kingdom and CVRD in Brazil, in anticipation of a recovery from oversold levels.
         We believe that international diversification is important for investors. With stock market returns in the US in excess of 30% per year for the past three years, there has been little incentive for investors to go elsewhere. But it is important to keep in mind that trees don't grow to the sky and bull markets don't run forever. Investors with an internationally diversified portfolio should be well rewarded when the US market takes a breather.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY INTERNATIONAL FUND II PERFORMANCE COMMENTARY
From the first full month of its operation (June, 1997) through December 31, 1997 the Ivy International Fund II was down 10.3% compared to the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index which was down 3.4% for the same period. The difference in performance is attributed primarily to the Fund's allocation to emerging markets.
                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (5/97) OF A $10,000
                                   INVESTMENT

                                     CHART

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund II will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. The Lipper Average International Index represents the performance of the average international fund as measured by Lipper Analytical Services, Inc.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B, Class C and Class I shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

----------------------------------------------------------------------------------------
                                              IVY INTERNATIONAL FUND II
                                             FOR PERIOD ENDING 12/31/97
                              Class A*-with sales charge
                                                            Class B** & C***
                               Average Annual
                                Total Return           Average Annual Total Return
                             -----------------------------------------------------------
                                w/        w/o            w/                  w/o
                              Reimb.    Reimb.         Reimb.              Reimb.
                             -----------------------------------------------------------
                                                    w/     w/o CDSC     w/
                                                   CDSC                CDSC    w/o CDSC
----------------------------------------------------------------------------------------
                                                    B:        B:        B:        B:
                                                 (15.25)%  (10.79)%  (15.26)%  (10.80)%
                                                    C:        C:        C:        C:
 Since Inception             (15.45)%  (15.46)%  (11.79)%  (10.79)%  (11.80)%  (10.80)%
----------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

      EQUITY SECURITIES -- 95.82%         SHARES        VALUE
---------------------------------------
AFRICA -- 2.25%
---------------------------------------
SOUTH AFRICA -- 2.25%
Anglo American Corporation of South
  Africa Ltd...........................     15,400   $    621,525
Nampak Limited.........................    100,948        302,863
Rembrandt Group Ltd....................     68,484        499,590
South African Breweries Ltd............     30,841        760,512
                                                     ------------
                                                        2,184,490
                                                     ------------
ASIA/PACIFIC -- 24.69%
---------------------------------------
AUSTRALIA -- 4.27%
Australia & New Zealand Banking Group
  Ltd..................................    103,700        685,133
Broken Hill Proprietary Company
  Limited..............................     49,200        456,813
National Australia Bank Ltd............     51,600        720,493
Pacific Dunlop Limited.................    457,520        968,840
Telstra Corporation Limited*...........    124,000        261,773
Westpac Banking Corp. Ltd..............    164,000      1,048,907
                                                     ------------
                                                        4,141,959
                                                     ------------
HONG KONG -- 4.91%
Cheung Kong Holdings Ltd...............     80,000        523,988
Guangdong Investments..................  1,202,000        798,927
HSBC Holdings..........................     43,600      1,074,769
Jardine Strategic Holdings Ltd.........    336,000        887,040
New World Development Company Ltd......     84,000        290,542
Peregrine Investment Holdings Limited..    370,000        262,639
Swire Pacific Ltd......................     82,000        449,778
Tsingtao Brewery Co. Ltd Series H*.....    592,000        138,292
Wheelock & Company, Ltd................    285,000        332,881
                                                     ------------
                                                        4,758,856
                                                     ------------
INDONESIA -- 0.37%
PT Astra International.................    275,000         71,317
PT Telekomunikasi Indonesia............    300,000        159,695
Semen Gresik...........................    212,500        124,719
                                                     ------------
                                                          355,731
                                                     ------------
JAPAN -- 4.75%
Canon Inc..............................     36,000        841,710
Fuji Photo Film ORD....................     26,000        999,838
Matsushita Electric Industrial Co......     58,000        852,016
Sharp Corp.............................    134,000        925,481
Sony Corp..............................     11,000        981,379
                                                     ------------
                                                        4,600,424
                                                     ------------
MALAYSIA -- 2.25%
Arab Malaysian Corporation.............    225,000         66,476
Berjaya Sports Toto Bhd................     82,000        209,615
Genting Berhad.........................    139,000        348,182
Land & General Berhad..................    230,000         42,544
Perusahaan Otomobil Nasional Berhad....    184,000        179,634
RHB Capital Berhad.....................    263,000        127,028
RHB Sakura Merchant Bankers Berhad*....      2,050            690
Sime UEP Properties Berhad.............    187,000         99,929
Telekom Malaysia Bhd...................    375,000      1,107,938
                                                     ------------
                                                        2,182,036
                                                     ------------
NEW ZEALAND -- 2.36%
Fletcher Challenge Building............    197,123        402,900
Fletcher Challenge Energy..............     85,488        299,323
Fletcher Challenge Forestry............    320,042        265,742
Fletcher Challenge Paper...............     60,540         79,094

---------------------------------------
           EQUITY SECURITIES              SHARES        VALUE
Telecom Corp. of New Zealand Ltd.......    170,000   $    824,238
Tourism Holdings Limited...............    601,089        411,849
                                                     ------------
                                                        2,283,146
                                                     ------------
PHILIPPINES -- 0.43%
Benpres Holdings Corporation GDR*......    109,900        304,973
Metro Pacific Corporation..............  3,826,410        107,411
                                                     ------------
                                                          412,384
                                                     ------------
SINGAPORE -- 5.09%
Clipsal Industries Ltd.................    377,000        482,560
DBS Land Limited.......................    205,000        313,899
Development Bank of Singapore Limited..     98,000        837,537
Elec & Eltek International Co. Ltd.....    132,300        605,934
Fraser & Neave Ltd Ordinary............    185,000        801,513
Jardine Matheson Holdings Ltd..........    119,600        609,960
Singapore Airlines Ltd.................    196,000      1,279,572
                                                     ------------
                                                        4,930,975
                                                     ------------
THAILAND -- 0.26%
Asia Credit Company PLC -- Foreign
  Registered...........................     48,300         10,282
Bankok Bank Public Company
  Limited -- Foreign Registered........     91,600        228,293
Dhana Siam Finance & Secs. Public Co.
  Ltd -- Foreign Registered............      6,800          1,299
Krung Thai Bank Public Company
  Limited -- Foreign Registered........      8,300          1,724
Krung Thai Thanakit PLC -- Foreign
  Registered...........................      3,600            650
Nava Finance and Securities Public
  Company Limited -- Foreign
  Registered...........................      7,300          1,061
Robinson Department Store Public
  Company Limited -- Foreign
  Registered...........................    630,800         13,101
                                                     ------------
                                                          256,410
                                                     ------------
EUROPE -- 61.85%
---------------------------------------
DENMARK -- 1.20%
BG Bank A/S............................      6,200        417,425
Den Danske Bank........................      3,000        400,017
Unidanmark A/S.........................      4,700        345,265
                                                     ------------
                                                        1,162,707
                                                     ------------
FINLAND -- 1.91%
Enso OY -- R Shares....................     63,474        491,894
Rauma OY...............................     43,200        674,320
UPM -- Kymmene Corp....................     34,179        684,147
                                                     ------------
                                                        1,850,361
                                                     ------------
FRANCE -- 12.35%
Banque Nationale de Paris..............     15,300        813,594
Compagnie Financiere de Paribas........     13,800      1,199,728
Elf Aquitaine S.A......................      5,904        686,984
Galeries Lafayette.....................      2,600      1,434,873
Groupe Danone..........................      6,600      1,179,382
Pernod-Ricard..........................     18,100      1,065,084
Peugeot Citroen........................      9,020      1,138,021
Schneider S.A..........................     18,709      1,016,330
Societe Generale.......................      7,200        981,405
Societe Generale d'Entreprises SA*.....     21,000        544,560
Suez Lyonnaise des Eaux................      9,264      1,025,593
Total S.A. ADR.........................     16,000        888,000
                                                     ------------
                                                       11,973,554
                                                     ------------

DECEMBER 31, 1997

      EQUITY SECURITIES -- 95.82%         SHARES        VALUE
-----------------------------------------------------------------
GERMANY -- 3.54%
Daimler-Benz AG........................     10,000   $    706,323
Deutsche Lufthansa AG..................     20,400        383,484
Merck KGaA.............................     29,380        988,569
Volkswagen AG..........................      2,418      1,351,519
                                                     ------------
                                                        3,429,895
                                                     ------------
IRELAND -- 1.09%
Bank of Ireland........................     68,626      1,053,518
                                                     ------------
ITALY -- 3.02%
Banco Popolare di Milano...............    167,000      1,048,475
Fiat S.p.A.............................    417,200      1,214,083
Gucci Group............................     16,600        668,184
                                                     ------------
                                                        2,930,742
                                                     ------------
NETHERLANDS -- 6.99%
ABN Amro Bank..........................     33,685        656,344
Akzo Nobel NV..........................      5,401        931,415
Fortis Amev NV.........................     30,645      1,336,317
Hunter Douglas NV......................     24,000        840,557
ING Groep NV...........................     28,800      1,213,244
Philips Electronics NV.................     18,158      1,089,179
Unilever NV ADR........................     11,400        711,788
                                                     ------------
                                                        6,778,844
                                                     ------------
NORWAY -- 0.91%
Norsk Hydro Sponsored ADR..............     17,300        882,300
                                                     ------------
PORTUGAL -- 1.73%
Lusomundo-SGPS S.A. Preferred Shares...     55,021        504,287
Portugal Telecom S.A. ADR..............     24,900      1,170,300
                                                     ------------
                                                        1,674,587
                                                     ------------
SPAIN -- 2.88%
Endesa S.A -- Sponsored ADR............     25,000        454,688
Repsol SA -- Sponsored ADR.............      9,500        404,344
Telefonica de Espana S.A. ADR..........     21,200      1,930,525
                                                     ------------
                                                        2,789,557
                                                     ------------
SWEDEN -- 7.07%
AssiDoman AB...........................     46,749      1,184,285
Astra AB "B" Shares....................     58,868        990,486
Electrolux AB..........................     14,000        972,227
S.K.F. AB Series "B"...................     59,100      1,258,816
Stora Kopparbergs Bergslags Aktiebolag
  (STORA)..............................     46,673        579,415
Trelleborg AB "B" Free Shares..........     54,600        688,146
Volvo AB B Shares......................     43,983      1,180,735
                                                     ------------
                                                        6,854,110
                                                     ------------
SWITZERLAND -- 4.34%
Holderbank Financiere Glaris AG........      1,527      1,247,940
Nestle AG Registered...................        998      1,497,803
SMH AG Bearer..........................      2,640      1,458,873
                                                     ------------
                                                        4,204,616
                                                     ------------
UNITED KINGDOM -- 14.82%
Bank of Scotland.......................    105,346        955,083
Barclays PLC...........................     41,506      1,102,948
Barclays PLC ADR.......................        500         54,594
Billiton Plc...........................    407,200      1,040,186
Cadbury Schweppes plc..................    128,135      1,275,542
Corporate Services Group Plc...........    218,000        767,612
Diageo plc.............................     66,601        612,034
Gallaher Group Plc.....................    212,000      1,126,704
Hanson PLC ADR.........................     17,700        408,206
Imperial Chemical Industries plc.......     85,060      1,315,603
National Westminster Bank PLC..........     66,662      1,107,277
Next Plc...............................     41,000        466,833
Rio Tinto plc..........................     38,200        443,437
Safeway plc............................    230,000      1,305,625

           EQUITY SECURITIES              SHARES        VALUE
-----------------------------------------------------------------
Shell Transport & Trading Co...........    159,040   $  1,155,337
Tate & Lyle PLC........................    106,000        875,550
Waste Management International
  plc* -- Sponsored ADR................     56,800        355,000
                                                     ------------
                                                       14,367,571
                                                     ------------
LATIN AMERICA -- 6.41%
---------------------------------------
ARGENTINA -- 1.83%
Renault Argentina S.A..................     34,080         47,721
Telecom Argentina S.A. Sponsored ADR...     12,000        429,000
Telefonica De Argentina S.A............     12,600        469,350
YPF S.A. Sponsored ADR.................     24,000        820,500
                                                     ------------
                                                        1,766,571
                                                     ------------
BRAZIL -- 2.85%
Companhia Vale do Rio Doce Preferred...     43,000        864,993
Telecomunicacoes Brasileiras S.A. ADR
  (Telebras)...........................     16,300      1,897,931
                                                     ------------
                                                        2,762,924
                                                     ------------
CHILE -- 1.73%
A.F.P Provida S.A. Sponsored ADR.......     22,000        375,375
Cia de Telecomunicaciones de Chile S.A.
  Sponsored ADR........................     18,200        543,725
Empresa Nacional de Electricidad S.A...     11,900        210,481
Santa Isabel S.A. ADR..................     11,300        197,750
Vina Concha y Toro S.A. ADR............     14,000        353,501
                                                     ------------
                                                        1,680,832
                                                     ------------
NORTH AMERICA -- 0.62%
---------------------------------------
CANADA -- 0.44%
Inco Limited...........................     25,000        424,522
                                                     ------------
MEXICO -- 0.18%
Sanluis Corporacion S.A. de C.V........     12,130         98,553
Tubos de Acero de Mexico S.A. --
  Sponsored ADR*.......................      3,300         71,364
                                                     ------------
                                                          169,917
                                                     ------------
TOTAL EQUITY SECURITIES
  (Cost -- $105,929,036)(a)............                92,863,539
OTHER ASSETS, LESS
  LIABILITIES -- 4.18%.................                 4,064,294
                                                     ------------
NET ASSETS -- 100%.....................              $ 96,927,833
                                                     ============
ADR  --  American Depository Receipt
GDR  --  Global Depository Receipt
NV   --  Non-voting
ORD  --  Ordinary
 * Non-Income producing security.
(a) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $  3,850,158
    Gross unrealized depreciation....................    (13,065,496)
                                                        ------------
          Net unrealized depreciation................   $(13,065,496)
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $111,179,768 and $5,621,253, respectively, for the period ended December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $105,929,036).....  $ 92,863,539
Cash........................................................     3,062,898
Cash denominated in foreign currencies (cost -- $86,375)....        87,487
Receivables
  Fund shares sold..........................................       836,792
  Dividends and interest....................................       219,276
  Manager for expense reimbursement.........................        47,141
Deferred organization expense...............................        56,625
Other assets................................................        12,522
                                                              ------------
    Total assets............................................    97,186,280
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................        36,269
  Management fee............................................        80,376
  12b-1 service and distribution fees.......................        74,568
  Other payables to related parties.........................        35,756
Accrued expenses............................................        31,478
                                                              ------------
    Total liabilities.......................................       258,447
                                                              ------------
NET ASSETS..................................................  $ 96,927,833
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($16,201,975/1,804,530 shares outstanding)................  $       8.98
                                                              ============
Maximum offering price per share ($8.98 X 100/94.25)*.......  $       9.53
                                                              ============
CLASS B
Net asset value, offering price, and redemption price** per
  share ($53,652,358/6,005,239 shares outstanding)..........  $       8.93
                                                              ============
CLASS C
Net asset value, offering price, and redemption price*** per
  share ($27,073,500/3,030,614 shares outstanding)..........  $       8.93
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $109,702,792
  Undistributed net realized gain on investments............       294,799
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (13,069,758)
                                                              ------------
NET ASSETS..................................................  $ 96,927,833
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum contingent deferred sales charge of 5%.
*** Subject to a maximum contingent deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 13, 1997 (COMMENCEMENT) TO DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $74,934 foreign taxes withheld..........             $    641,492
  Interest..................................................                  118,335
                                                                         ------------
                                                                              759,827
                                                                         ------------
EXPENSES
  Management fee............................................  $413,862
  Transfer agent............................................    84,604
  Administrative services fee...............................    41,386
  Custodian fees............................................   122,988
  Blue Sky fees.............................................     5,140
  Auditing and accounting fees..............................     4,317
  Shareholder reports.......................................     1,413
  Amortization of organization expenses.....................     6,924
  Fund accounting...........................................    41,178
  Trustees' fees............................................     4,235
  12b-1 service and distribution fees.......................   358,530
  Legal.....................................................    14,242
  Other.....................................................     3,684
                                                                         ------------
                                                                            1,102,503
  Expenses reimbursed by manager............................                 (123,177)
                                                                         ------------
    Net expenses............................................                  979,326
                                                                         ------------
NET INVESTMENT LOSS.........................................                 (219,499)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on
    Investments and foreign currency transactions...........                  375,549
    Forward foreign currency contracts......................                  131,826
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........              (13,069,758)
                                                                         ------------
    Net loss on investment transactions.....................              (12,562,383)
                                                                         ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $(12,781,882)
                                                                         ============

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 13, 1997 (COMMENCEMENT) TO DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (219,499)
  Net realized gain on investments and foreign currency
    transactions............................................       507,375
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........   (13,069,758)
                                                              ------------
    Net decrease resulting from operations..................   (12,781,882)
                                                              ------------
Fund share transactions (Note 4)
  Class A...................................................    18,898,090
  Class B...................................................    60,033,750
  Class C...................................................    30,777,875
  Class I...................................................            --
                                                              ------------
    Net increase resulting from Fund share transactions.....   109,709,715
                                                              ------------
NET ASSETS AT END OF PERIOD.................................  $ 96,927,833
                                                              ============

FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD MAY 13, 1997
                                                                       (COMMENCEMENT)
                                                                    TO DECEMBER 31, 1997
                                                                -----------------------------
                                                                CLASS A    CLASS B    CLASS C
SELECTED PER SHARE DATA*                                        -------    -------    -------
Net asset value, beginning of period........................    $10.01     $10.01     $ 10.01
                                                                -------    -------    -------
  Income (loss) from investment operations
  Net investment loss(a)....................................        --       (.02)       (.02)
  Net realized and unrealized loss on investment
    transactions............................................     (1.03)     (1.06)      (1.06)
                                                                -------    -------    -------
    Total from investment operations........................     (1.03)     (1.08)      (1.08)
                                                                -------    -------    -------
Net asset value, end of period..............................    $ 8.98     $ 8.93     $  8.93
                                                                =======    =======    =======
Total return(%)(b)..........................................    (10.29)    (10.79)     (10.79)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $16,202    $53,652    $27,074
Ratio of expenses to average net assets(%)
  With expense reimbursement(%).............................      1.80       2.63        2.63
  Without expense reimbursement(%)..........................      2.11       2.94        2.94
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................       .12       (.71)       (.71)
Portfolio turnover rate(%)..................................        10         10          10
Average commission rate(c)..................................    $.0250     $.0250     $ .0250

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 *  Based on average shares outstanding.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund II (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $716,426. These dividends were subject to withholding tax in the amount of $74,934. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible organization expense. As a result, Net investment income
(loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. From May 13, 1997 (commencement) to December 31, 1997, the net amount of underwriting discount retained by IMDI was $64,357.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $18,443, $218,274 and $121,813, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $14,768, $44,580, $25,256, and $0, for Class A, Class B, Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions from May 13, 1997 (commencement) to December 31, 1997, for Class A, Class B, Class C and Class I were as follows:

CLASS A                                               SHARES        AMOUNT
-------                                             ----------   ------------
Sold..............................................   3,012,394   $ 30,130,174
Repurchased.......................................  (1,207,864)   (11,232,084)
                                                    ----------   ------------
Net increase......................................   1,804,530   $ 18,898,090
                                                    ==========   ============

CLASS B                                               SHARES        AMOUNT
-------                                             ----------   ------------
Sold..............................................   6,385,899   $ 63,560,068
Repurchased.......................................    (380,660)    (3,526,318)
                                                    ----------   ------------
Net increase......................................   6,005,239   $ 60,033,750
                                                    ==========   ============

CLASS C                                               SHARES        AMOUNT
-------                                             ----------   ------------
Sold..............................................   3,698,302   $ 36,867,171
Repurchased.......................................    (667,688)    (6,089,296)
                                                    ----------   ------------
Net increase......................................   3,030,614   $ 30,777,875
                                                    ==========   ============

CLASS I                                               SHARES        AMOUNT
-------                                             ----------   ------------
Sold..............................................           1   $         10
Repurchased.......................................          (1)           (10)
                                                    ----------   ------------
Net increase......................................          --             --
                                                    ==========   ============

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund II (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 13, 1997 (commencement) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the period May 13, 1997 (commencement) to December 31, 1997, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IIF2123197

                                                                       IVY FUNDS
DECEMBER 31, 1997

IVY PAN-EUROPE FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the share-holders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

     Three main themes are underway in Europe: corporate restructuring, a strengthening economy and European Monetary Union (EMU). According to our research, corporate restructuring is in its early days in Europe. Weak economic activity and strong currencies during the 1990s have pressured profits and caused companies to look for other ways to return to profitability. European companies have begun to aggressively restructure through headcount reduction, assets sales, acquisitions and productivity investments.
       The second part of the European story is the cyclical recovery that now appears to be firmly in place. The recovery has been led by exports that started to soar two years ago; consumer spending is also gaining momentum. For example, one of the best indicators of rising consumer spending is auto registrations--which grew by 4.5% in 1997. And we expect auto sales to experience reasonably comparable growth this year.
     Finally, the birth of the Eurozone in 1999 obliges countries that want to participate to force their economies to converge. This has contributed to lower interests rates, reduced budget deficits and keeping inflation under strict control. Another aspect of EMU is the consolidation of various industrial sectors in Europe like banks, insurance, paper, defense and aerospace. The underlying industrial logic for consolidation has been held back until recently primarily by political and regulatory constraints. The single market and EMU are creating a "merged" European economy. For most industries, the appropriate denominator of scale is regional or even global, rather than national.
     Due to the strengthening of the US dollar in 1997. Europe (including the UK) was up by 20% while the US market gained 34%. Since its inception on May
13, 1997 through December 31, 1997, the Ivy Pan-Europe Fund was up 6.5%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     For 1998, we believe the outlook for Europe remains positive. According to our research, it is the area of the world most insulated from the Asian crisis. Economic fundamentals are strong and even if a slowdown in exports occurs, consumer spending is likely to more than offset it. For example, goods exported to Asia and Japan represent around 1.7% of the European GDP, while it accounts for 2.2% in the US and 3.3% in Japan. Our research indicates that GDP in Europe is now expected to grow by 2.7%, while it was anticipated to grow by 3.0% before the crisis. In 1996, Europe's GDP grew by 2.4%. This demonstrates how vigorous the recovery is. Earnings should progress significantly and we do not expect any major changes in exchange rates in 1998. The introduction of EMU next year will continue to force governments to lower interest rates, which will continue to keep European currencies fairly low against the US dollar mainly. We believe that together these factors create a favorable environment for European equity markets.

IVY MANAGEMENT, INC.

  BOARD OF TRUSTEES                 LEGAL COUNSEL                       TRANSFER AGENT                    MANAGER
John S. Anderegg, Jr.           Dechert Price & Rhoads                  Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill                   Boston, MA                        Services Corp.                 Boca Raton, FL
   Keith J. Carlson                                                     P.O. Box 3022
   Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922             DISTRIBUTORS
Frank W. DeFriece, Jr.       Michael G. Landry, Chairman                1-800-777-6472                 Ivy Mackenzie
    Roy J. Glauber           Keith J. Carlson, President                                             Distributor, Inc.
  Michael G. Landry       James W. Broadfoot, Vice President               AUDITORS              Via Mizner Financial Plaza
 Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.      700 South Federal Highway
  Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL            Boca Raton, FL 33432
   J. Brendan Swan
                                      CUSTODIAN
                            Brown Brothers Harriman & Co.
                                      Boston, MA


                                                            [LOGO IVY MACKENZIE]

IVY PAN-EUROPE FUND PERFORMANCE COMMENTARY
From its first full month of operation, (June, 1997) through December 31, 1997 the Ivy Pan-Europe Fund was up 6.5% as compared to the Morgan Stanley Capital International Europe Index which was up 13.7% for the same period. The difference in performance is attributed primarily the number of medium-and smaller-size companies in the Fund; these sectors underperformed larger-cap stocks. In addition, the overweighting of multinational stocks with ties to Asia held back the Fund's performance.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (5/97) OF A $10,000
                                   INVESTMENT

                                     CHART

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of Ivy Pan-Europe Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morgan Stanley Capital International Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

----------------------------------------------------------------------------------------
                                                 IVY PAN-EUROPE FUND
                                             FOR PERIOD ENDING 12/31/97
                              Class A*-with sales charge
                                                                Class B**
                               Average Annual
                                Total Return           Average Annual Total Return
                             -----------------------------------------------------------
                                w/        w/o            w/                  w/o
                              Reimb.    Reimb.         Reimb.              Reimb.
                             -----------------------------------------------------------
                                                    w/        w/o       w/        w/o
                                                   CDSC      CDSC      CDSC      CDSC
----------------------------------------------------------------------------------------
                                                    B:        B:        B:        B:
 Since Inception              (.53)%    (9.50)%    .26%      5.26%    (3.56)%    1.27%
----------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.

Total returns were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 77.76%                      SHARES          VALUE
---------------------------------------------------------------------------
AUSTRIA -- 0.49%
Creditanstalt-Bankverein.....................           50   $        2,798
Julius Meinl International AG................           12              361
                                                             --------------
                                                                      3,159
                                                             --------------
BELGIUM -- 0.59%
Solvay S.A...................................           60            3,773
                                                             --------------
CZECH REPUBLIC -- 0.37%
SPT Telekom a.s*.............................           22            2,348
                                                             --------------
DENMARK -- 2.94%
Unidanmark A/S...............................          258           18,953
                                                             --------------
FINLAND -- 3.33%
Enso OY -- R Shares..........................          371            2,875
Pohjola Insurance Group B....................          436           16,174
UPM -- Kymmene Corp..........................          123            2,462
                                                             --------------
                                                                     21,511
                                                             --------------
FRANCE -- 14.59%
Assurances Banque Populaire..................           29            3,182
Assurances Banque Populaire
 Certificates*(b)............................            6               34
Banque Nationale de Paris....................          337           17,920
Bongrain S.A.................................            8            3,378
Bouygues.....................................          146           16,551
Elf Gabon....................................            7            1,143
Eurotunnel S.A.*.............................        1,300            1,253
France Telecom S.A*..........................            9              326
Groupe Danone................................           96           17,155
Scor.........................................          316           15,117
Societe Generale.............................          110           14,994
Societe Generale d'Enterprise (SGE)*.........           64            1,660
Usinor Sacilor...............................           96            1,387
                                                             --------------
                                                                     94,100
                                                             --------------
GERMANY -- 3.62%
BMW AG.......................................            3            2,244
Daimler-Benz AG..............................           39            2,755
Dyckerhoff AG................................           19            5,368
Leica Camera AG..............................          221            3,749
Merck KGaA...................................          242            8,143
Volkswagen AG................................            2            1,118
                                                             --------------
                                                                     23,377
                                                             --------------
HUNGARY -- 0.23%
BorsodChem GDR 144A..........................           41            1,478
                                                             --------------
ITALY -- 4.57%
Fiat S.p.A...................................        3,791           11,032
Gucci Group NV...............................          150            6,037
Safilo S.p.A.................................          477           12,410
                                                             --------------
                                                                     29,479
                                                             --------------
NETHERLANDS -- 6.17%
Akzo Nobel NV................................           41            7,071
Fortis Amev NV...............................           58            2,529
Hagemeyer NV.................................           63            2,632
Hoogovens NV.................................           62            2,542
ING Groep NV.................................           56            2,359
Nedlloyd Groep NV............................          365            8,282
Philips Electronics NV.......................          240           14,396
                                                             --------------
                                                                     39,811
                                                             --------------
NORWAY -- 2.25%
Bergesen.....................................          276            6,440
Saga Petroleum ASA-B Shares..................          240            3,646
Saga Petroleum Series A Free.................          256            4,410
                                                             --------------
                                                                     14,496
                                                             --------------
PORTUGAL -- 1.86%
Cimpor Cimentos..............................           67            1,758
Portugal Telecom S.A.........................          120            5,574
Portugal Telecom S.A. ADR....................          100            4,700
                                                             --------------
                                                                     12,032
                                                             --------------
RUSSIA -- 0.43%
LUKoil Holding Co. -- Sponsored ADR..........           30            2,760
                                                             --------------
SPAIN -- 3.13%
Corp. Financiera Reunida, S.A. (COFIR)*......        1,647   $        8,807
Grupo Anaya S.A..............................          108            1,984
Telefonica de Espana.........................          170            4,852
Telefonica de Espana S.A. ADR................           50            4,553
                                                             --------------
                                                                     20,196
                                                             --------------
SWEDEN -- 8.88%
ABB AB -- B Shares...........................          926           10,912
AssiDoman AB.................................           55            1,393
Astra AB "B" Shares..........................          101            1,700
Electrolux AB................................          204           14,167
Granges AB*..................................           12              188
S.K.F. AB Series "B".........................          590           12,567
Sandvik AB -- "B" Shares.....................          264            7,553
Stora Kopparbergs Bergslags Aktiebolag
 (STORA).....................................          100            1,241
Volvo AB B Shares............................          284            7,624
                                                             --------------
                                                                     57,345
                                                             --------------
SWITZERLAND -- 8.85%
Edipresse S.A................................           19            5,523
Fotolabo S.A.................................            8            1,783
Georg Fischer AG Bearer......................            6            8,227
Holderbank Financiere Glaris AG..............            6            4,904
Jelmoli Holding AG Bearer....................            5            4,319
Nestle AG Registered.........................           14           21,011
Pargesa Holding S.A..........................            2            2,468
Sulzer AG Registered.........................           14            8,888
                                                             --------------
                                                                     57,123
                                                             --------------
UNITED KINGDOM -- 15.46%
Albert Fisher Group PLC......................        5,310            3,189
Barclays PLC.................................          342            9,088
British Steel plc............................        1,505            3,263
Cadbury Schweppes PLC........................          475            4,728
Corporate Services Group PLC.................        1,760            6,197
Gallaher Group PLC...........................        3,873           20,584
HSBC Holdings plc............................          107            2,766
Hanson PLC Sponsored ADR.....................          150            3,459
Hazelwood Foods PLC..........................        1,115            3,018
Imperial Chemical Industries PLC.............          551            8,522
Jarvis Hotels PLC............................          609            1,518
National Westminster Bank PLC................          240            3,986
Next PLC.....................................          310            3,530
PizzaExpress PLC.............................          376            4,640
Shell Transport & Trading Co.................        1,407           10,221
Standard Chartered PLC.......................          193            2,207
Tate and Lyle PLC............................          480            3,965
Waterford Wedgwood PLC.......................        1,967            2,589
Willis Corroon Group PLC.....................          958            2,342
                                                             --------------
                                                                     99,812
                                                             --------------
TOTAL EQUITY SECURITIES
 (Cost -- $518,335)(a).......................                       501,753
OTHER ASSETS, LESS LIABILITIES -- 22.24%.....                       143,478
                                                             --------------
NET ASSETS -- 100%...........................                $      645,231
                                                             ==============

ADR  --  American Depository Receipt
NV   --  Non-voting
 *  Non-Income producing security.
(a) Cost is the same for Federal income tax purposes.
(b) Security valued in good faith by the Valuation Committee of the
    Board of Trustees.

OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $     22,274
    Gross unrealized depreciation....................        (38,856)
                                                        ------------
        Net unrealized depreciation..................   $    (16,582)
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $528,753 and $12,350, respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $518,335).........  $501,753
Cash........................................................   123,649
Receivables
  Fund shares sold..........................................     6,516
  Dividends and interest....................................       734
  Manager for expense reimbursement.........................    18,269
Deferred organization expenses..............................    57,983
Other assets................................................     9,126
                                                              --------
  Total assets..............................................   718,030
                                                              --------
LIABILITIES
Payables
  Management fee............................................       523
  12b-1 service and distribution fees.......................       177
  Other payables to related parties.........................    60,205
Accrued expenses............................................    11,894
                                                              --------
  Total liabilities.........................................    72,799
                                                              --------
NET ASSETS..................................................  $645,231
                                                              ========
CLASS A
Net asset value and redemption price per share
  ($575,250/54,486 shares outstanding)......................  $  10.56
                                                              ========
Maximum offering price per share ($10.56 X 100/94.25)*......  $  11.20
                                                              ========
CLASS B
Net asset value, offering price and redemption price** per
  share ($69,981/6,637 shares outstanding)..................  $  10.54
                                                              ========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $661,790
  Undistributed net realized gain on investments............        31
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (16,590)
                                                              --------
NET ASSETS..................................................  $645,231
                                                              ========

 * On sales of more than $50,000 the offering price is reduced.
** Subject to a maximum contingent deferred sales charge of 5%.

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 13, 1997 (COMMENCEMENT) TO DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $263 foreign taxes withheld.............            $      3,085
  Interest..................................................                     285
                                                                        ------------
                                                                               3,370
                                                                        ------------
EXPENSES
  Management fee............................................  $ 1,974
  Transfer agent............................................      416
  Administrative services fee...............................      198
  Custodian fees............................................   19,980
  Blue Sky fees.............................................      588
  Auditing and accounting fees..............................    3,853
  Shareholder reports.......................................       41
  Fund accounting...........................................   11,543
  Trustees' fees............................................    4,235
  12b-1 service and distribution fees.......................      561
  Legal.....................................................   11,948
  Other.....................................................      596
                                                                        ------------
                                                                              55,933
  Expenses reimbursed by manager............................                 (51,522)
                                                                        ------------
    Net expenses............................................                   4,411
                                                                        ------------
NET INVESTMENT LOSS.........................................                  (1,041)
                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                   1,919
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........                 (16,590)
                                                                        ------------
    Net loss on investment transactions.....................                 (14,671)
                                                                        ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $    (15,712)
                                                                        ============

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 13, 1997 (COMMENCEMENT) TO DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (1,041)
  Net realized gain on investments and foreign currency
    transactions............................................     1,919
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........   (16,590)
                                                              --------
    Net decrease resulting from operations..................   (15,712)
                                                              --------
Distributions to shareholders from net realized gain
  Class A...................................................      (805)
  Class B...................................................       (42)
                                                              --------
    Total distributions to shareholders.....................      (847)
                                                              --------
Fund share transactions (Note 4)
  Class A...................................................   589,270
  Class B...................................................    72,520
  Class C...................................................        --
                                                              --------
    Net increase resulting from Fund share transactions.....   661,790
                                                              --------
NET ASSETS AT END OF PERIOD.................................  $645,231
                                                              ========

FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                                  MAY 13, 1997
                                                               (COMMENCEMENT) TO
                                                               DECEMBER 31, 1997
                                                              --------------------
                                                              CLASS A      CLASS B
SELECTED PER SHARE DATA                                       -------      -------
Net asset value, beginning of period........................  $10.02       $10.02
                                                              ------       ------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.02)        (.03)
  Net realized and unrealized gain on investment
    transactions............................................     .58          .56
                                                              ------       ------
    Total from investment operations........................     .56          .53
                                                              ------       ------
  Less distributions
  From net realized gain....................................     .02          .01
                                                              ------       ------
    Total distributions.....................................     .02          .01
                                                              ------       ------
Net asset value, end of period..............................  $10.56       $10.54
                                                              ======       ======
Total return(%)(b)..........................................    5.54         5.26
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  575       $   70
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)..........................    2.20         3.29
  Without expense reimbursement(%)(c).......................   28.41        29.50
Ratio of net investment loss to average net
  assets(%)(a)(c)...........................................    (.48)       (1.58)
Portfolio turnover rate(%)..................................       5            5
Average commission rate(d)..................................  $.0300       $.0300

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized.
(d) This amount may vary from period to period and fund to fund depend on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Pan-Europe Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 the security valued in good faith by the Valuation Committee of the Board amounted to $34 and has been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $3,348. These dividends were subject to foreign withholding tax in the amount of $263. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and will be amortized on a straight-line basis for a period not to exceed five years.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities. As a result, Net investment income (loss) and Net realized gain
(loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. From May 13, 1997 (commencement) to December 31, 1997, the net amount of underwriting discount retained by IMDI was $418.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $471, $90 and $0, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $375, $41 and $0, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions from May 13, 1997 (commencement) to December 31, 1997, for Class A, Class B and Class C were as follows:

CLASS A                                                   SHARES     AMOUNT
-------                                                   -------   ---------
Sold....................................................   81,901   $ 893,474
Issued on reinvestment of distributions.................       77         804
Repurchased.............................................  (27,492)   (305,008)
                                                          -------   ---------
Net increase............................................   54,486   $ 589,270
                                                          =======   =========

CLASS B                                                   SHARES     AMOUNT
-------                                                   -------   ---------
Sold....................................................    6,634   $  72,488
Issued on reinvestment of distributions.................        4          42
Repurchased.............................................       (1)        (10)
                                                          -------   ---------
Net increase............................................    6,637   $  72,520
                                                          =======   =========

CLASS C                                                   SHARES     AMOUNT
-------                                                   -------   ---------
Sold....................................................        1   $      10
Repurchased.............................................       (1)        (10)
                                                          -------   ---------
Net increase............................................       --   $      --
                                                          =======   =========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Pan-Europe Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 13, 1997 (commencement) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the period May 13, 1997 (commencement) to December 31, 1997, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IPEF123197

DECEMBER 31, 1997                                                   IVY FUNDS

IVY CHINA REGION FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         Stock markets in the China region were very volatile in 1997. The first half of the year was dominated by the anticipation of the handover of Hong Kong to China on July 1, and by the death of China's President, Deng Xiaopeng. During this period, stock markets throughout the China region performed well, led by red-chips which were up 88%. Other benchmarks were also up: H-shares were up 4%, the Taiwan market was up 30% and Hong Kong's Hang Seng Index returned 13%. Then came July, which was a turning point for many markets in Asia as the impact of Thailand's devaluation began to spread to other countries. The markets of the China region, however, continued to perform well as investors breathed a sigh of relief that the handover was accomplished smoothly. In the ensuing two months, the red-chips earned another 17% and the H-shares added an additional 70%. But by September the turmoil in Southeast Asia had become pervasive throughout Asia and China region stocks--unable to escape the panic in the financial markets-- quickly reversed direction. From September to year-end, the sell-off was severe--red-chips and H-shares lost nearly 60% of their value and the Hang
Seng fell by 35%. As a result, for the twelve months ended December 31, 1997, the Ivy China Region Fund was down 21.9%. This compares favorably, however, to the average China fund as tracked by Lipper Analytical Services, which was down 23.6%, and the Hang Seng Index, which ended 1997 down 32.5%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         While currencies in the China region have remained firm against the US dollar, throughout Asia interest rates have risen dramatically--first as central banks vigorously defended their currencies, and then as investors began to demand increasingly high returns to compensate for greater uncertainty. The real impact on Hong Kong's interest rate sensitive market has been widespread--with property developers, retailers and financial institutions all feeling the brunt of lower real estate prices. Also, speculation that Hong Kong authorities, unwilling to suffer the pain of higher rates, would unpeg the Hong Kong dollar, added still another level of perceived risk.
         Our research indicates that the currencies in the China region, specifically the Hong Kong dollar and the Chinese renminbi, are not fundamentally overvalued. First, China still offers the best combination of low-cost, highly skilled workers in Asia, making it attractive to multinational companies looking to establish an Asian manufacturing base. Second, the combined foreign reserves of Hong Kong and China total more than $200 billion. Third, China's trade account is in a strong surplus position, and a devaluation would cause friction with the US (a critical export destination) over trade imbalances. And finally, a devaluation would negatively impact China's ability to attract foreign direct investment, which is crucial to the country's long-term development.
         Stock market valuations in the China region are near record low levels. According to our research, common yardsticks such as price-to-earnings and price-to-book value indicate that there are many bargains to be found at this juncture. Panic selling in response to the Asian crisis has been indiscriminate. Our research points to many high-quality companies with solid balance sheets that are trading at prices well below levels suggested by fundamental analysis. We believe that once currency and stock markets in Asia stabilize, foreign and local investors will return. At the turning point--when sentiment reverses from extreme pessimism--stock prices could rise very sharply. Precisely timing this move is nearly impossible; we believe that the best approach is to continue to buy high-quality, undervalued companies on weakness, hold low cash positions, and be positioned in fundamentally strong companies that should participate in the next stage of economic growth in the China region.

IVY MANAGEMENT, INC.


  BOARD OF TRUSTEES                 LEGAL COUNSEL                        TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.           Dechert Price & Rhoads                   Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill                   Boston, MA                         Services Corp.                 Boca Raton, FL
   Keith J. Carlson                                                      P.O. Box 3022
   Stanley Channick                    OFFICERS                    Boca Raton, FL 33431-0922             DISTRIBUTOR
Frank W. DeFriece, Jr.       Michael G. Landry, Chairman                 1-800-777-6472                 Ivy Mackenzie
    Roy J. Glauber           Keith J. Carlson, President                                              Distributors, Inc.
  Michael G. Landry       James W. Broadfoot, Vice President                AUDITORS              Via Mizner Financial Plaza
 Joseph G. Rosenthal              C. William Ferris,                Coopers & Lybrand L.L.P.      700 South Federal Highway
  Richard Silverman               Secretary/Treasurer                 Fort Lauderdale, FL            Boca Raton, FL 33432
   J. Brendan Swan

                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                      Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY CHINA REGION FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy China Region Fund was down 21.9%. The Fund's two most relevant benchmarks, the Lipper China Fund Average and the Hang Seng Index were down 23.6% and 32.5% respectively. The similarity in performance of the Lipper average as compared to the Fund reflects the resemblance of investments by the funds within the category to the Ivy China Region Fund. The outperformance of the Fund as compared to the Hang Seng Index is attributed to the Fund's diversification in China and Taiwan, as well as Hong Kong, whereas the index is comprised of Hong Kong-only stocks.

                      PERFORMANCE COMPARISONS OF THE FUND
                            SINCE INCEPTION (10/93)
                            OF A $10,000 INVESTMENT

                                    (GRAPH)

-----------------------------------------------------------------------------------
                                          IVY CHINA REGION FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
                                            (26.44)%  (22.57)%  (26.60)%  (22.73)%
                                               C:        C:        C:        C:
 1 Yr.                (26.43)%   (26.56)%   (23.46)%  (22.46)%  (23.63)%  (22.63)%
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                             (5.52)%   (5.06)%   (5.86)%   (5.40)%
                                               C:        C:        C:        C:
 Since Inception       (5.69)%    (6.05)%    (9.38)%   (9.38)%   (9.51)%   (9.51)%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy China Region Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Lipper China Fund Average and the Hang Seng Index are unmanaged indices of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 99.38%    SHARES         VALUE
------------------------------------------------------
AMERICAS -- 0.46%
---------------------------
UNITED STATES -- 0.46%
Amway Asia Pacific Ltd.....        5,000   $    97,500
                                           -----------
ASIA/PACIFIC -- 98.92%
---------------------------
CHINA -- 14.95%
Anhui Expressway Co.
  Ltd......................      686,000       115,097
China Southern Airlines
  Company Limited*.........      834,000       215,274
China Southern Glass
  Co. -- Class B...........      342,137        96,262
Guangdong Kelon Elec
  Holding..................      266,000       272,926
Inner Mongolia Erdos
  Cashmere Products
  Co. -- Class B...........      681,000       231,540
Qinling Motors Company
  Ltd......................    1,100,000       539,475
Shanghai China
  International Travel
  Service Co.,
  Ltd. -- Class B..........      215,000        73,100
Shanghai Dazhong Taxi
  Company --
  Class B*.................      639,000       477,972
Shanghai Diesel Engine Co.
  Ltd. --
  Class B..................      648,000        81,648
Shanghai Industrial Sewing
  Machine Co. Ltd. -- Class
  B*.......................      250,000        22,000
Shanghai Narcissus Electric
  Appliances Industrial
  Company Ltd. -- Class
  B*.......................      467,500        44,880
Shanghai Post & Telecom
  Eq. -- Class B...........      510,900       133,856
Shanghai Shangling Electric
  Appliances Co.
  Ltd. -- Class B*.........      312,000        64,272
Shanghai Worldbest Co.,
  Ltd......................      240,000       121,440
Shenzhen Konka Electronics
  Group Limited -- Class
  B........................      260,000       280,527
Zhenhai Refining and
  Chemical Company
  Limited..................      900,000       374,600
                                           -----------
                                             3,144,869
                                           -----------
HONG KONG -- 68.66%
Asia Satellite Telecom
  ADR......................        4,000        67,250
CDL Hotels International
  Limited..................      840,000       254,767
Chen Hsong Holdings........      850,000       257,800
Cheung Kong Holdings Ltd...      123,000       805,632
Cheung Kong Infrastructure
  Holdings.................       96,000       271,338
China Resources Enterprise
  Limited..................      128,000       285,793
China Travel International
  Investment Hong Kong
  Ltd......................      864,400       273,323
Citic Pacific Ltd..........      161,000       639,988
Esprit Asia Holdings Ltd...      696,000       226,812
Founder Hong Kong Ltd......      348,000       215,584
Giordano Holdings Ltd......      776,000       267,905
Gold Peak Industries.......      923,000       512,231
Gold Peak Industries
  Warrants 2000*...........      184,600        17,392
Guangdong Investments......      799,000       531,067
Guangdong Investments
  Warrants*................       79,900        10,931
Guangdong Tannery Ltd......       39,950         4,589
Guangzhou Investment
  Company Ltd..............      910,000       189,087
HSBC Holdings..............       36,867       908,796
Hang Seng Bank.............       13,900       134,098
Henderson Land Development
  Company Ltd..............       52,000       244,958
Hong Kong & China Gas
  Company Ltd..............      223,200       432,097
Hong Kong Land Holdings
  Ltd......................      152,000       291,840
Hong Kong
  Telecommunications
  Limited..................      189,600       390,296
Jardine International Motor
  Holdings Co..............      136,000        73,720
Jardine Strategic Holdings
  Ltd......................      200,250       528,660
Jardine Strategic Holdings
  Warrants*................       13,250           530
Johnson Electric Holdings
  Ltd......................      144,400       415,592
Kumagai Gumi (Hong Kong)
  Ltd......................      360,000       274,126
Lamex Holdings.............      650,000   $    83,890
Li & Fung..................      615,800       862,313
Manhattan Card Company
  Ltd......................      868,000       305,268
Melco International
  Development Ltd..........       15,900         3,796
National Mutual Asia Ltd...      440,000       437,259
New World Development
  Company Ltd..............       80,535       278,558
New World Infrastructure
  Ltd.*....................          133           300
Ng Fung Hong Limited.......      324,000       340,799
Peregrine Investment
  Holdings Limited.........      262,000       185,977
Peregrine Investment
  Holdings Limited
  Warrants*................       26,200            34
Realty Development 'A'.....       13,000        35,234
Semi-Tech (Global).........      312,000        51,139
Semi-Tech (Global) Warrants
  1998*....................        7,800           282
Shanghai Industrial
  Holdings Limited.........       63,000       234,168
Shangri-La Asia Ltd........      280,000       236,698
Sime Darby (Hong Kong).....      182,000        89,259
Siu-Fung Ceramics Holdings,
  Ltd.*(a).................    1,110,327        45,856
Sun Hung Kai Properties
  Ltd......................       42,800       298,286
Swire Pacific Ltd. Class
  A........................       59,500       326,363
Techtronic Industries Co...    1,888,000       438,601
Tingyi (Cayman Island)
  Holding Co...............    1,810,000       235,937
Tsingtao Brewery Co. Ltd.
  Series H*................      600,000       140,160
Union Bank of Hong Kong
  Ltd......................      366,833       449,767
Wharf Holdings Ltd.........      210,000       460,748
Wo Kee Hong Holdings Ltd.
  Warrants*................      112,400           261
Yue Yuen Industrial
  Holdings.................      179,200       379,295
                                           -----------
                                            14,446,450
                                           -----------
MALAYSIA -- 0.09%
Leader Universal
  Holdings -- Class A......       61,666        19,011
                                           -----------
SINGAPORE -- 2.62%
Clipsal Industries
  Limited..................      175,000       224,000
Elec & Eltek International
  Co. Ltd..................       71,500       327,470
                                           -----------
                                               551,470
                                           -----------
SOUTH KOREA -- 1.91%
Daewoo Corporation.........          400         1,086
Hyundai Motor Co, Ltd......        5,510        60,791
Keum Kang Development Ind.
  Company..................        8,800        25,959
Korea Electric Power
  Corporation..............       10,300        95,407
L.G. Electronics...........        8,000        60,887
Pohang Iron & Steel Co.
  Ltd......................        2,000        56,327
Samsung Electronics Co.
  GDR......................          640         4,160
Samsung Electronics Co. GDR
  144A Registered*.........          300         4,838
Samsung Electronics Co. New
  Common...................        2,446        55,415
Samsung Heavy
  Industries*..............          509         1,129
Shinhan Bank...............        8,000        35,635
                                           -----------
                                               401,634
                                           -----------
TAIWAN -- 10.30%
Acer Incorporation*........      163,750       250,635
Compeq Manufacturing Co*...       56,000       322,282
Far Eastern Department
  Stores Ltd...............      490,704       519,740
President Enterprises*.....      244,800       291,509
Systex Corporation*........      188,530       320,305
Yung Shin Pharmaceuticals
  Industries Co............      225,400       462,295
                                           -----------
                                             2,166,766
                                           -----------
THAILAND -- 0.18%
Bank of Ayudhya -- Foreign
  Registered...............       68,750        27,843
Krung Thai Bank Public
  Company
  Limited -- Foreign
  Registered...............       50,000        10,384
                                           -----------
                                                38,227
                                           -----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1997

EQUITY SECURITIES              SHARES         VALUE
------------------------------------------------------
VIETNAM -- 0.21%
The Vietnam Fund Limited...        7,800   $    44,850
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $25,608,272)....                 20,910,777
                                           -----------
CONVERTIBLE CORPORATE
BONDS -- 0.80%                 PRINCIPAL
---------------------------  -----------
Piltel International
  Holding Corp., 1.75%,
  07/17/06
  (Cost -- $240,000).......  $   240,000       169,200
                                           -----------
TOTAL INVESTMENTS --100.18%
  (Cost -- $25,848,272)
  (Cost on Federal income
  tax
  basis -- $25,909,334)....                 21,079,977
OTHER ASSETS, LESS
  LIABILITIES -- (0.18%)...                    (37,961)
                                           -----------
NET ASSETS -- 100%.........                $21,042,016
                                           ===========
ADR -- American Depository
  Receipt
GDR -- Global Depository
  Receipt
 *  Non-income producing security.
(a) Securities valued in good faith by the Valuation
    Committee of the Board of Trustees.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation
based on cost for Federal income tax purposes is as
follows:
    Gross unrealized appreciation.......   $ 2,948,487
    Gross unrealized depreciation.......    (7,777,844)
                                           -----------
        Net unrealized depreciation.....   $(4,829,357)
                                           ===========
Purchases and sales of securities other than
short-term obligations aggregated $8,129,926 and
$4,995,351, respectively, for the period ended
December 31, 1997.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $25,848,272)......  $21,079,977
Cash........................................................       74,323
Cash denominated in foreign currencies (cost -- $54,272)....       53,385
Receivables
  Investments sold..........................................       46,678
  Fund shares sold..........................................        5,415
  Dividends and interest....................................       30,484
  Manager for expense reimbursement.........................        5,100
Other assets................................................       20,865
                                                              -----------
    Total assets............................................   21,316,227
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................      214,684
  Management fee............................................       18,613
  12b-1 service and distribution fees.......................       11,370
  Other payables to related parties.........................       14,435
Accrued expenses............................................       15,109
                                                              -----------
  Total liabilities.........................................      274,211
                                                              -----------
NET ASSETS..................................................  $21,042,016
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($12,020,138/1,495,420 shares outstanding)................  $      8.04
                                                              ===========
Maximum offering price per share ($8.04 x 100/94.25)*.......  $      8.53
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,892,718/991,262 shares outstanding).............  $      7.96
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($1,129,160/142,140 shares outstanding).............  $      7.94
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $28,301,600
  Accumulated net realized loss on investments..............   (2,487,121)
  Accumulated net investment loss...........................       (3,240)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (4,769,223)
                                                              -----------
NET ASSETS..................................................  $21,042,016
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $11,754 foreign taxes withheld..........             $   692,047
                                                                         -----------
EXPENSES
  Management fee............................................  $277,601
  Transfer agent............................................   100,600
  Administrative services fee...............................    27,760
  Custodian fees............................................    83,331
  Blue Sky fees.............................................    29,278
  Auditing and accounting fees..............................    14,277
  Shareholder reports.......................................     6,515
  Fund accounting...........................................    37,169
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   151,820
  Legal.....................................................    22,904
  Other.....................................................    18,262
                                                                         -----------
                                                                             776,729
  Expenses reimbursed by manager............................  ........       (18,377)
  Fees paid indirectly......................................  ........       (65,117)
                                                                         -----------
    Net expenses............................................  ........       693,235
                                                                         -----------
NET INVESTMENT LOSS.........................................  ........        (1,188)
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................                (897,380)
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........              (6,275,142)
                                                                         -----------
    Net loss on investment transactions.....................              (7,172,522)
                                                                         -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $(7,173,710)
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997           1996
                                                              -----------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $    (1,188)  $     10,485
  Net realized loss on investments and foreign currency
    transactions............................................     (897,380)    (1,001,126)
  Net unrealized (depreciation) appreciation during the
    period on investments and foreign currency
    transactions............................................   (6,275,142)     5,263,221
                                                              -----------   ------------
    Net (decrease) increase resulting from operations.......   (7,173,710)     4,272,580
                                                              -----------   ------------
Class A distributions
  From net investment income................................           --        (46,722)
  In excess of net investment income........................           --        (30,983)
                                                              -----------   ------------
    Total distributions to Class A shareholders.............           --        (77,705)
                                                              -----------   ------------
Class C distributions
  From net investment income................................           --         (3,703)
                                                              -----------   ------------
    Total distributions to Class C shareholders.............           --         (3,703)
                                                              -----------   ------------
Fund share transactions (Note 5)
  Class A...................................................    1,133,531       (231,044)
  Class B...................................................    1,383,129        597,206
  Class C...................................................      965,525        416,039
                                                              -----------   ------------
    Net increase resulting from Fund share transactions.....    3,482,185        782,201
                                                              -----------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (3,691,525)     4,973,373
NET ASSETS
  Beginning of period.......................................   24,733,541     19,760,168
                                                              -----------   ------------
  END OF PERIOD.............................................  $21,042,016   $ 24,733,541
                                                              ===========   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                                FOR THE PERIOD
                                                                                                               OCTOBER 23, 1993
CLASS A                                                                                                         (COMMENCEMENT)
                                                                     FOR THE YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              ----------------------------------------------   ----------------
                                                               1997         1996         1995         1994           1993
SELECTED PER SHARE DATA                                       -------      -------      -------      -------   ----------------
Net asset value, beginning of period........................  $ 10.30      $  8.58      $  8.61      $ 11.55       $ 10.00
                                                              -------      -------      -------      -------       -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .02(b)       .03          .14          .05          (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.28)(b)     1.74         (.01)       (2.91)         1.57
                                                              -------      -------      -------      -------       -------
    Total from investment operations........................    (2.26)        1.77          .13        (2.86)         1.56
                                                              -------      -------      -------      -------       -------
  Less distributions
  From net investment income................................       --          .03          .14          .05            --
  In excess of net investment income........................       --          .02           --          .03            --
  In excess of net realized gain............................       --           --          .02           --            --
  From capital paid-in......................................       --           --           --           --           .01
                                                              -------      -------      -------      -------       -------
    Total distributions.....................................       --          .05          .16          .08           .01
                                                              -------      -------      -------      -------       -------
Net asset value, end of period..............................  $  8.04      $ 10.30      $  8.58      $  8.61       $ 11.55
                                                              =======      =======      =======      =======       =======
Total return(%).............................................   (21.94)(c)    20.50(c)      1.59(c)    (24.88)(c)     15.65(g)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $12,020      $15,290      $12,855      $13,180       $ 8,371
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................     2.44         2.20         2.20         2.20          1.98(e)
  Without expense reimbursement(%)..........................     2.51         2.48         2.73         2.76          2.45(e)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .28          .32         1.61          .55          (.91)(e)
Portfolio turnover rate(%)..................................       20           22           25            4            --
Average commission rate(f)..................................  $ .0050      $ .0050          N/A          N/A           N/A

                                                                                                                FOR THE PERIOD
                                                                                                               OCTOBER 23, 1993
CLASS B                                                                                                         (COMMENCEMENT)
                                                                     FOR THE YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              ----------------------------------------------   ----------------
                                                               1997         1996         1995         1994           1993
SELECTED PER SHARE DATA                                       -------      -------      -------      -------   ----------------
Net asset value, beginning of period........................  $ 10.28      $  8.58      $  8.61      $ 11.55       $ 10.00
                                                              -------      -------      -------      -------       -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................     (.04)(b)     (.04)         .08         (.02)         (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.28)(b)     1.74         (.02)       (2.92)         1.57
                                                              -------      -------      -------      -------       -------
    Total from investment operations........................    (2.32)        1.70          .06        (2.94)         1.55
                                                              -------      -------      -------      -------       -------
  Less distributions
  From net investment income................................       --           --          .08           --            --
  In excess of net realized gain............................       --           --          .01           --            --
                                                              -------      -------      -------      -------       -------
    Total distributions.....................................       --           --          .09           --            --
                                                              -------      -------      -------      -------       -------
Net asset value, end of period..............................  $  7.96      $ 10.28      $  8.58      $  8.61       $ 11.55
                                                              =======      =======      =======      =======       =======
Total return(%).............................................   (22.57)(c)    19.67(c)       .83(c)    (25.45)(c)     15.50(g)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 7,893      $ 8,995      $ 6,905      $ 7,336       $ 3,565
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................     3.17         2.95         2.95         2.95          2.74(e)
  Without expense reimbursement(%)..........................     3.24         3.23         3.48         3.51          3.20(e)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................     (.45)        (.43)         .86         (.20)        (1.66)(e)
Portfolio turnover rate(%)..................................       20           22           25            4            --
Average commission rate(f)..................................  $ .0050      $ .0050          N/A          N/A           N/A

                      (See Notes to Financial Statements)

                                                                                       FOR THE PERIOD
                                                                    FOR THE            APRIL 30, 1996
CLASS C                                                            YEAR ENDED          (COMMENCEMENT)
                                                                  DECEMBER 31,        TO DECEMBER 31,
                                                                ----------------      ----------------
                                                                      1997                  1996
SELECTED PER SHARE DATA                                         ----------------      ----------------
Net asset value, beginning of period........................         $10.24                $ 9.44
                                                                     ------                ------
  Income (loss) from investment operations
  Net investment loss(a)....................................           (.03)(b)                --
  Net realized and unrealized gain (loss) on investment
    transactions............................................          (2.27)(b)               .89
                                                                     ------                ------
    Total from investment operations........................          (2.30)                  .89
                                                                     ------                ------
  Less distributions
  In excess of net investment income........................             --                   .09
                                                                     ------                ------
    Total distributions.....................................             --                   .09
                                                                     ------                ------
Net asset value, end of period..............................         $ 7.94                $10.24
                                                                     ======                ======
Total return(%).............................................         (22.46)(c)              9.39(g)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $1,129                $  449
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................           3.05                  2.71(e)
  Without expense reimbursement(%)..........................           3.12                  2.99(e)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................           (.33)                 (.19)(e)
Portfolio turnover rate(%)..................................             20                    22
Average commission rate(f)..................................         $.0050                $.0050

(a)     Net investment income (loss) is net of expenses reimbursed by manager.
(b)     Based on average shares outstanding
(c)     Total return does not reflect a sales charge.
(d) Beginning in 1995, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(e)     Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(g) Total return represents aggregate total return and does not reflect a sales charge.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy China Region Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 securities valued in good faith by the Valuation Committee of the Board amounted to $45,856 (.20% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $702,046. These dividends were subject to foreign withholding tax in the amount of $11,754. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $1,916,000 as of December 31, 1997, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003, $1,033,000 in 2004 and $416,000 in 2005.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period, custody fees were reduced by $65,117 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $16,806.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $41,926, $99,827 and $10,067, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $62,895, $35,343 and $2,362, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   2,028,607   $ 21,422,934    1,537,034   $ 14,512,385
Issued on reinvestment of
 distributions...........          --             --        6,616         68,426
Repurchased..............  (2,017,783)   (20,289,403)  (1,556,713)   (14,811,855)
                           ----------   ------------   ----------   ------------
Net increase.............      10,824   $  1,133,531      (13,063)  $   (231,044)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,013,613   $ 10,381,225      998,886   $  9,546,623
Repurchased..............    (897,479)    (8,998,096)    (928,212)    (8,949,417)
                           ----------   ------------   ----------   ------------
Net increase.............     116,134   $  1,383,129       70,674   $    597,206
                           ==========   ============   ==========   ============

                                                          FROM APRIL 30, 1996
                                  YEAR ENDED                (COMMENCEMENT)
                               DECEMBER 31, 1997         TO DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     234,668   $  2,360,065       50,214   $    474,632
Issued on reinvestment of
 distributions...........          --             --          324          3,314
Repurchased..............    (136,401)    (1,394,540)      (6,665)       (61,907)
                           ----------   ------------   ----------   ------------
Net increase.............      98,267   $    965,525       43,873   $    416,039
                           ==========   ============   ==========   ============

6. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy China Region Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02ICRF123197

DECEMBER 31, 1997                                                     IVY FUNDS


IVY GROWTH WITH INCOME FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432


MARKET COMMENTARY:

         In 1997, the US stock market recorded its third consecutive year of double-digit gains; the S&P 500 returned 34% and the Dow Jones Industrial Average returned 26%. The increases in the indices continued to be driven by large-company stocks: the median large-capitalization stock gained 29%, the median mid-cap stock gained 21% and the median-small cap stock gained about 16%. Furthermore, more than 40% of the gains in the S&P 500 in 1997 came from the top 25 performers, almost all of which were mega-cap stocks--the largest of the large. Against this backdrop, for the twelve months ended December 31, 1997, the Ivy Growth with Income Fund returned 21.6%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.) The Fund is invested primarily in a blend of large- and mid-cap stocks, and also has a portion of its assets in a mix of cash and real estate investment trusts (REITs).
         The economic focus has been on the difficulties in Asia and the possible consequences they will have on the US economy. According to our research, as consumption and expansion in the Asian countries slow down and as imports become cheaper--owing to the steep decline of several Asian currencies--the recent turmoil in Asia is likely to contribute to lackluster revenue growth in the US. Paradoxically, however, the Asian turmoil may boost US equity prices in the short term if investors are attracted to the US market's safe haven status and the deflationary effects the turmoil may have in keeping a lid on interest rates. Nevertheless, we continue to be concerned with valuation levels of many US companies, given that the S&P 500 is at the high end of its historical valuation range by almost every measure.
         Within this environment, we have maintained a position in both cash and REITs and stand ready to invest the cash as attractive investments surface or in the event the market experiences a broad decline. REITs remain attractive given that their performance is correlated less with the general market than are many other sectors and that they combine good dividend yields with decent earnings growth and reasonable price-to-cash earnings ratios.
         In managing the Fund, we continue to employ a value approach in which holdings generally have price-to-earnings ratios which, according to our research, are relatively low when compared to the companies' long-term earnings growth rates. Within this style, our focus has been on finding well-managed companies, with solid franchises, good long-term prospects and selling at attractive prices. In the current environment, this usually means that we are purchasing stock of companies that are experiencing short-term disappointments and are out of favor. Most stocks appear at least fully valued these days, but companies that disappoint Wall Street, even if they are of high quality, can drop to attractive levels when investors focus too much on the short-term.
         The principle goal of the Ivy Growth with Income Fund is to provide long-term capital growth while controlling risk. We also strive to minimize the taxable capital gains our shareholders will have to report by keeping turnover as low as possible. The relatively conservative nature of the Fund and its aversion to paying taxes should be attractive to investors wishing to participate in the equity market while avoiding the added volatility and tax implications of more aggressive funds.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GROWTH WITH INCOME FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy Growth with Income Fund was up 21.6% as compared to the S&P 500 and Dow Jones Industrial Average, which were up 34.2% and 26.8%, respectively, for the same period. The difference in the Fund's performance relative to the two benchmarks is attributed to the Fund's investment in mid-cap stocks (whose performance is in line with the performance of the Fund) and the Fund's allocation to REITs (which on average were up 17% in 1997). The two indices follow large-cap orientation. Additionally, as our research indicates that many quality companies are overvalued, we have held cash in the Fund to take advantage of opportunities that may present themselves in periods of market weakness.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/84) OF A $10,000
                                   INVESTMENT

                                     CHART

------------------------------------------------------------------------------------
                                       IVY GROWTH WITH INCOME FUND
                                        FOR PERIOD ENDING 12/31/97
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                                --        --      15.74%    20.74%
                                                C:        C:        C:        C:
 1 Yr.                   --        14.58%       --        --      19.70%    20.70%
------------------------------------------------------------------------------------
 5 Yr.                   --        14.22%       --        --        --        --
------------------------------------------------------------------------------------
10 Yr.                 14.61%      14.59%       --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                                --        --      13.96%    14.25%
                                                C:        C:        C:        C:
 Since Inception       15.46%      15.45%       --        --      20.00%    20.00%
------------------------------------------------------------------------------------

   *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
    Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
 ***Class C performance figures are calculated with and without the applicable
    Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

All charts and tables reflect past results and assume reinvestment of dividends and capital gains distributions. Future results will, of course, be different. The investment return and principal value of the Ivy Growth with Income Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Lipper Average Growth with Income index and the S&P 500 are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS -- 77.00%      SHARES       VALUE
--------------------------------------------------
BASIC INDUSTRIES -- 6.22%
Crown Cork & Seal Company,
 Inc.......................   52,000   $ 2,606,500
Du Pont (E.I.) De Numours &
 Company...................   14,000       840,875
Ferro Corporation..........   21,000       510,563
Harsco Corporation.........   38,000     1,638,750
Union Carbide Corporation
 Holding Company...........    6,000       257,625
                                       -----------
                                         5,854,313
                                       -----------
CAPITAL GOODS -- 7.52%
AGCO Corporation...........   52,000     1,521,000
American Standard
 Companies, Inc.*..........   17,200       658,975
Fluor Corporation..........    6,500       242,938
Foster Wheeler
 Corporation...............   14,000       378,875
General Electric Company...   14,000     1,027,250
Johnson Controls, Inc......   13,000       620,750
Kaydon Corporation.........   19,000       619,875
Tecumseh Products
 Company...................    8,300       404,625
Tenneco Inc.*..............   14,000       553,000
Tyco International Ltd.....   23,392     1,054,102
                                       -----------
                                         7,081,390
                                       -----------
COMMERCIAL SERVICES --8.59%
Banta Corp.................   54,500     1,471,500
Electronic Data Systems
 New.......................   77,000     3,383,188
First Data Corp............   72,500     2,120,625
Harte-Hanks
 Communications............   30,000     1,113,750
                                       -----------
                                         8,089,063
                                       -----------
CONSUMER
 NON-DURABLES -- 7.35%
Hasbro, Inc................   10,500       330,750
Mattel, Inc................   37,500     1,396,875
Nine West Group, Inc.*.....   76,000     1,971,250
PepsiCo, Inc...............   30,000     1,093,125
Scholastic Corporation*....   17,500       656,250
Tupperware Corporation.....   17,200       479,450
Warnaco Group, Inc.........   31,600       991,450
                                       -----------
                                         6,919,150
                                       -----------
CONSUMER SERVICES -- 9.32%
Brunswick Corporation......   12,000       363,750
Carnival Corporation Class
 A.........................   29,000     1,605,875
Federated Department
 Stores, Inc.*.............   13,000       559,813
J.C. Penney Co., Inc.......   15,481       933,698
Lowe's Companies, Inc......   17,000       810,688
McDonald's Corporation.....   38,000     1,814,500
Royal Caribbean Cruises
 Ltd.......................   16,000       853,000
Sears, Roebuck & Co........   14,000       633,500
Sun International Hotels
 Ltd.*.....................   15,000       564,375
Sunglass Hut International,
 Inc.*.....................   33,000       208,313
Tricon Global Restaurants,
 Inc.*.....................   14,800       430,123
                                       -----------
                                         8,777,635
                                       -----------
ENERGY -- 5.25%
Dresser Industries, Inc....   17,000       712,938
Enron Corporation..........   29,000     1,205,312
Helmerich & Payne, Inc.....   10,500       712,688
Noble Drilling
 Corporation*..............   27,000       826,875
Nuevo Energy Company*......   16,800       684,600
Schlumberger, Ltd..........   10,000       805,000
                                       -----------
                                         4,947,413
                                       -----------
FINANCIAL SERVICES --16.86%
AMBAC, Inc.................   23,200     1,067,200
Aegon NV(a)................    6,573       589,105
Bankers Trust New York
 Corp......................    5,000       562,188
Exel Limited...............   23,000     1,457,625
Federal National Mortgage
 Association...............   33,000     1,883,063
First Chicago NBD
 Corporation...............   10,000       835,000
First Union Corporation....   18,000       922,500
Freddie Mac................   45,000     1,887,187
J.P. Morgan & Company
 Inc.......................    6,500       733,687
NationsBank Corporation....   17,400     1,058,138
Norwest Corporation........   17,800       687,525
Penncorp Financial Group,
 Inc.......................   17,000       606,688
Providian Corporation......   24,000     1,084,500
Terra Nova (Bermuda)
 Holdings Ltd(a)...........   32,000       840,000
Travelers, Inc.............   30,840     1,661,503
                                       -----------
                                        15,875,909
                                       -----------
HEALTHCARE -- 6.94%
Allegiance Corporation.....   18,000   $   637,875
Boston Scientific
 Corporation*..............   10,000       458,750
Columbia/HCA Healthcare
 Corp......................   33,000       977,625
Elan Corp. PLC -- Sponsored
 ADR*(a)...................   31,000     1,586,813
Medpartners, Inc.*.........   41,500       928,563
Pharmacia & Upjohn, Inc....   16,000       586,000
US Surgical Corp...........   46,500     1,363,030
                                       -----------
                                         6,538,656
                                       -----------
TECHNOLOGY -- 7.60%
Bell & Howell Company*.....   49,000     1,185,188
Cabletron Systems, Inc.*...   20,000       300,000
Cisco Systems, Inc.*.......   13,500       752,625
Hewlett-Packard Company....   14,500       906,250
Intel Corp.................   18,000     1,264,500
International Business
 Machines Corporation......    9,500       993,344
KLA Instruments
 Corporation*..............    8,000       309,000
Microsoft Corporation*.....    8,000     1,034,000
Oracle Corporation*........   18,450       411,666
                                       -----------
                                         7,156,573
                                       -----------
UTILITIES -- 1.35%
Citizens Utilities Company
 Class B*..................  132,354     1,273,910
                                       -----------
TOTAL COMMON STOCKS
 (Cost -- $56,628,670).....             72,514,012
                                       -----------
REAL ESTATE INVESTMENT
TRUSTS (REITS) -- 9.37%
---------------------------
Amli Residential Properties
 Trust.....................   25,000       556,250
Apartment Investment &
 Management Co.............   32,000     1,176,000
Arden Realty Group, Inc....   22,000       676,500
Boykin Lodging Company.....   18,000       475,875
Developers Diversified
 Realty Corporation........   14,000       535,500
Duke Realty Investments,
 Inc.......................   49,000     1,188,250
Equity Residential
 Properties Trust..........   12,000       606,750
First Industrial Realty
 Trust, Inc................   22,000       794,750
Spieker Properties, Inc....   24,000     1,029,000
Storage Trust Realty.......   33,000       868,312
Storage USA, Inc...........   16,000       639,000
Sunstone Hotel Investors,
 Inc.......................   16,000       276,000
                                       -----------
TOTAL REITS
 (Cost -- $6,333,652)......              8,822,187
                                       -----------
TOTAL INVESTMENTS -- 86.37%
 (Cost -- $62,962,322)
 (Cost on Federal income
 tax
 basis -- $62,911,474).....             81,336,199
OTHER ASSETS, LESS
 LIABILITIES -- 13.63%.....             12,832,500
                                       -----------
NET ASSETS -- 100%.........            $94,168,699
                                       ===========
ADR -- American Depository
 Receipt
NV  -- Non-voting
 * Non-income producing
 security
(a) Foreign security
OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation
based on cost for Federal income tax purposes is
as follows:
   Gross unrealized appreciation....   $20,935,466
   Gross unrealized depreciation....    (2,510,741)
                                       -----------
       Net unrealized
 appreciation.......................   $18,424,725
                                       ===========
Purchases and sales of securities (other than
short-term obligations) aggregated $26,927,898 and
$35,975,249, respectively, for the period ended
December 31, 1997.
Transactions in written call options during the
year ended December 31, 1997 were:

                                                       NUMBER     PREMIUMS
                                                         OF       RECEIVED/
                                                      CONTRACTS    (PAID)
                                                      ---------   ---------
Outstanding at January 1, 1997......................    1,490     $ 352,241
Contracts written...................................      135        36,790
Contracts closed....................................   (1,625)     (389,031)
                                                       ------     ---------
Outstanding at December 31, 1997....................       --     $      --
                                                       ======     =========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $62,962,322)......  $81,336,199
Cash........................................................   12,786,469
Receivables
  Fund shares sold..........................................       99,575
  Dividends and interest....................................       91,978
Other assets................................................       36,213
                                                              -----------
  Total assets..............................................   94,350,434
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................       21,985
  Fund shares repurchased...................................       25,315
  Management fee............................................       57,372
  12b-1 service and distribution fees.......................       33,006
  Other payables to related parties.........................       35,272
Accrued expenses............................................        8,785
                                                              -----------
  Total liabilities.........................................      181,735
                                                              -----------
NET ASSETS..................................................  $94,168,699
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($69,742,296/5,538,514 shares outstanding)................  $     12.59
                                                              ===========
Maximum offering price per share ($12.59 X 100/94.25)*......  $     13.36
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($20,070,803/1,601,100 shares outstanding)..........  $     12.54
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($4,355,600/350,084 shares outstanding).............  $     12.44
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $81,240,103
  Accumulated net realized loss on investments..............   (5,483,970)
  Undistributed net investment income.......................       38,689
  Net unrealized appreciation on investments................   18,373,877
                                                              -----------
NET ASSETS..................................................  $94,168,699
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends.................................................             $ 1,477,430
  Interest..................................................                 332,929
                                                                         -----------
                                                                           1,810,359
                                                                         -----------
EXPENSES
  Management fee............................................  $624,013
  Transfer agent............................................   217,740
  Administrative services fee...............................    83,202
  Custodian fees............................................     9,888
  Blue Sky fees.............................................    28,220
  Auditing and accounting fees..............................    16,774
  Shareholder reports.......................................     9,377
  Fund accounting...........................................    92,373
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   308,189
  Legal.....................................................    19,411
  Other.....................................................    29,515
                                                                         -----------
  Total expenses............................................               1,445,914
                                                                         -----------
NET INVESTMENT INCOME.......................................                 364,445
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments.............................................              10,191,136
    Options.................................................                (553,068)
  Net unrealized appreciation during the period on
    Investments.............................................               6,207,015
    Options.................................................                 223,772
                                                                         -----------
      Net gain on investment transactions...................              16,068,855
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $16,433,300
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997          1996
                                                              -----------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   364,445   $   409,831
  Net realized gain (loss) on
    Investments.............................................   10,191,136    12,587,897
    Options.................................................     (553,068)     (136,689)
  Net unrealized appreciation (depreciation) during the
    period on
    Investments.............................................    6,207,015     1,131,380
    Options.................................................      223,772      (223,772)
                                                              -----------   -----------
      Net increase resulting from operations................   16,433,300    13,768,647
                                                              -----------   -----------
Class A distributions
  From net investment income................................     (181,666)     (409,831)
  In excess of net investment income........................           --      (170,374)
  From net realized gain....................................   (5,979,580)   (8,490,622)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........   (6,161,246)   (9,070,827)
                                                              -----------   -----------
Class B distributions
  From net investment income................................      (46,840)           --
  In excess of net investment income........................           --       (84,427)
  From net realized gain....................................   (1,644,525)   (1,738,301)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........   (1,691,365)   (1,822,728)
                                                              -----------   -----------
Class C distributions
  From net investment income................................       (1,929)           --
  In excess of net investment income........................           --           (39)
  From net realized gain....................................     (380,885)       (3,730)
                                                              -----------   -----------
    Total distributions to Class C shareholders.............     (382,814)       (3,769)
                                                              -----------   -----------
Class D distributions
  From net investment income................................         (915)           --
  In excess of net investment income........................           --        (7,039)
  From net realized gain....................................       (1,831)     (103,094)
                                                              -----------   -----------
      Total distributions to Class D shareholders...........       (2,746)     (110,133)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................     (482,774)    1,711,001
  Class B...................................................    5,280,128     4,351,868
  Class C...................................................    4,566,407        29,562
  Class D...................................................     (931,565)     (476,754)
                                                              -----------   -----------
      Net increase resulting from Fund share transactions...    8,432,196     5,615,677
                                                              -----------   -----------
TOTAL INCREASE IN NET ASSETS................................   16,627,325     8,376,867
NET ASSETS
  Beginning of period.......................................   77,541,374    69,164,507
                                                              -----------   -----------
  END OF PERIOD.............................................  $94,168,699   $77,541,374
                                                              ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    38,689   $    48,589
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1997       1996       1995       1994       1993
SELECTED PER SHARE DATA                                       -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 11.38    $ 10.98    $  9.08    $  9.70    $  9.21
                                                              -------    -------    -------    -------    -------
  Income (loss) from investment operations
  Net investment income.....................................      .08        .08        .11        .17        .08
  Net realized and unrealized gain (loss) on investment
    transactions............................................     2.37       2.16       2.13       (.36)      1.30
                                                              -------    -------    -------    -------    -------
    Total from investment operations........................     2.45       2.24       2.24       (.19)      1.38
                                                              -------    -------    -------    -------    -------
  Less distributions
  From net investment income................................      .03        .08        .08        .17        .06
  In excess of net investment income........................       --        .03         --        .01         --
  From net realized gain....................................     1.21       1.73        .26        .25        .83
                                                              -------    -------    -------    -------    -------
    Total distributions.....................................     1.24       1.84        .34        .43        .89
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 12.59    $ 11.38    $ 10.98    $  9.08    $  9.70
                                                              =======    =======    =======    =======    =======
Total return(%)(a)..........................................    21.57      20.46      24.93      (2.03)     15.07
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $69,742    $63,219    $59,054    $26,017    $22,669
Ratio of expenses to average net assets(%)..................     1.59       1.81       1.96       1.84       2.14
Ratio of net investment income to average net assets(%).....      .58        .68       1.06       1.83        .88
Portfolio turnover rate(%)..................................       36        138         81         36         85
Average commission rate(d)..................................  $ .0800    $ .0580        N/A        N/A        N/A

                                                                                                              FOR THE PERIOD
                                                                                                             OCTOBER 23, 1993
CLASS B                                                                                                       (COMMENCEMENT)
                                                                    FOR THE YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              --------------------------------------------   -----------------
                                                               1997         1996         1995        1994          1993
SELECTED PER SHARE DATA                                       -------      -------      ------      ------   -----------------
Net asset value, beginning of period........................  $ 11.36      $ 10.98      $ 9.08      $ 9.70        $10.43
                                                              -------      -------      ------      ------        ------
  Income (loss) from investment operations
  Net investment income (loss)..............................     (.02)        (.01)        .03         .09            --
  Net realized and unrealized gain (loss) on investment
    transactions............................................     2.37         2.15        2.13        (.36)          .05
                                                              -------      -------      ------      ------        ------
    Total from investment operations........................     2.35         2.14        2.16        (.27)          .05
                                                              -------      -------      ------      ------        ------
  Less distributions
  From net investment income................................      .03           --         .01         .09           .01
  In excess of net investment income........................       --          .08          --         .01            --
  From net realized gain....................................     1.14         1.68         .25         .25           .77
                                                              -------      -------      ------      ------        ------
    Total distributions.....................................     1.17         1.76         .26         .35           .78
                                                              -------      -------      ------      ------        ------
Net asset value, end of period..............................  $ 12.54      $ 11.36      $10.98      $ 9.08        $ 9.70
                                                              =======      =======      ======      ======        ======
Total return(%).............................................    20.74(a)     19.59(a)    23.94(a)    (2.88)(a)         .61(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $20,071(a)   $13,473      $8,868      $5,849        $  888
Ratio of expenses to average net assets(%)..................     2.31         2.55        2.75        2.70          3.09(c)
Ratio of net investment income (loss) to average net
  assets(%).................................................      (13)        (.06)        .27         .97          (.07)(c)
Portfolio turnover rate(%)..................................       36          138          81          36            85
Average commission rate(d)..................................  $ .0800      $ .0580         N/A         N/A           N/A

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                 FOR THE PERIOD
                                                                  FOR THE        APRIL 30, 1996
CLASS C                                                          YEAR ENDED      (COMMENCEMENT)
                                                                DECEMBER 31,     TO DECEMBER 31,
                                                                ------------    -----------------
                                                                    1997              1996
SELECTED PER SHARE DATA                                         ------------    -----------------
Net asset value, beginning of period........................       $11.37            $11.73
                                                                   ------            ------
  Income from investment operations
  Net investment loss.......................................         (.01)             (.08)
  Net realized and unrealized gain on investment
    transactions............................................         2.35              1.53
                                                                   ------            ------
    Total from investment operations........................         2.34              1.45
                                                                   ------            ------
  Less distributions
  In excess of net investment income........................           --               .08
  From net realized gain....................................         1.27              1.73
                                                                   ------            ------
    Total distributions.....................................         1.27              1.81
                                                                   ------            ------
Net asset value, end of period..............................       $12.44            $11.37
                                                                   ======            ======
Total return(%).............................................        20.70(a)          12.37(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $4,356            $   28
Ratio of expenses to average net assets(%)..................         2.23              3.02(c)
Ratio of net investment loss to average net assets(%).......         (.05)             (.53)(c)
Portfolio turnover rate(%)..................................           36               138
Average commission rate(d)..................................       $.0800            $.0580

                                                        FOR PERIOD FROM                                           FOR THE PERIOD
                                                      FOR THE PERIOD FROM                                        AUGUST 16, 1993
CLASS D(E)                                             JANUARY 1, 1997 TO             FOR THE YEAR ENDED          (COMMENCEMENT)
                                                           AUGUST 16,                    DECEMBER 31,            TO DECEMBER 31,
                                                      --------------------      ------------------------------   ----------------
                                                              1997               1996        1995        1994          1993
SELECTED PER SHARE DATA                               --------------------      ------      ------      ------   ----------------
Net asset value, beginning of period................         $11.39             $10.98      $ 9.08      $ 9.70        $ 9.83
                                                             ------             ------      ------      ------        ------
  Income (loss) from investment operations
  Net investment income (loss)......................           (.01)              (.02)        .03         .09            --
  Net realized and unrealized gain (loss) on
    investment transactions.........................           1.88               2.14        2.13        (.36)          .73
                                                             ------             ------      ------      ------        ------
    Total from investment operations................           1.87               2.12        2.16        (.27)          .73
                                                             ------             ------      ------      ------        ------
  Less distributions
  From net investment income........................            .02                 --         .01         .09           .06
  In excess of net investment income................             --                .08          --         .01            --
  From net realized gain............................            .04               1.63         .25         .25           .80
                                                             ------             ------      ------      ------        ------
    Total distributions.............................            .06               1.71         .26         .35           .86
                                                             ------             ------      ------      ------        ------
Net asset value, end of period......................         $13.20             $11.39      $10.98      $ 9.08        $ 9.70
                                                             ======             ======      ======      ======        ======
Total return(%).....................................          16.37(b)           19.41(a)    23.94(a)    (2.88)(a)        7.59(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............         $   --             $  821      $1,242      $3,004        $5,185
Ratio of expenses to average net assets(%)..........           2.41(c)            2.63        2.75        2.70          3.09(c)
Ratio of net investment income (loss) to average net
  assets(%).........................................           (.11)(c)           (.14)        .27         .97          (.07)(c)
Portfolio turnover rate(%)..........................             36                138          81          36            85
Average commission rate(d)..........................         $.0800             $.0580         N/A         N/A           N/A

(a)    Total return does not reflect a sales charge.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)    Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(e) On August 16, 1997, all Class D shares outstanding were converted to Class A shares so that the value of a Class D shareholder's account immediately after conversion was the same value as the shareholder's account before the conversion.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth with Income Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized; 638,129 Class D shares were authorized in connection with the acquisition of Mackenzie Growth & Income Fund on August 16, 1993. All outstanding Class D shares were converted to Class A shares on August 16, 1997. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase put options on securities and stock indices. Exchange traded purchased options are valued at the last sale price or, in the absence of a sale, the last bid price.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,842,762 (of which 39.75% is designated as 20% rate gain) as capital gain dividends for its taxable year ended December 31, 1997.

     The Fund has a net tax basis capital loss carryforward of approximately $5,652,000 as of December 31, 1997, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryforward was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1,

1995. The carryforward expires $3,616,000 in 1999 and $2,036,000 in 2003.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily. Distributions are paid quarterly (or at redemption, if earlier). An additional distribution in December will include any remaining undistributed net investment income and net realized capital gain, if any.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, foreign forward currency contracts, distributions received from pass-through entities (such as REITs), and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $11,042.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of shares issued after December 31, 1991. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $141,009, $160,873, and $6,307 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $184,146, $32,815, and $779 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS
     Fund share transactions for Class A, Class B, Class C and Class D were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     863,122   $ 11,052,530      771,160   $  8,920,002
Issued on reinvestment of
 distributions...........     433,425      5,287,143      673,234      7,657,806
Repurchased..............  (1,371,170)   (17,581,243)  (1,266,282)   (14,866,807)
Issued in connection with
 the conversion of Class
 D shares*...............      57,311        758,796           --             --
                           ----------   ------------   ----------   ------------
Net increase (decrease)..     (17,312)  $   (482,774)     178,112   $  1,711,001
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     526,577   $  6,713,382      554,493   $  6,504,150
Issued on reinvestment of
 distributions...........     130,880      1,588,622      160,600      1,737,755
Repurchased..............    (242,195)    (3,021,876)    (337,018)    (3,890,037)
                           ----------   ------------   ----------   ------------
Net increase.............     415,262   $  5,280,128      378,075   $  4,351,868
                           ==========   ============   ==========   ============

                                                          FROM APRIL 30, 1996
                                  YEAR ENDED                (COMMENCEMENT)
                               DECEMBER 31, 1997         TO DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     323,372   $  4,278,774        3,952   $     46,287
Issued on reinvestment of
 distributions...........      29,916        359,941          335          3,810
Repurchased..............      (5,696)       (72,308)      (1,796)       (20,535)
                           ----------   ------------   ----------   ------------
Net increase.............     347,592   $  4,566,407        2,491   $     29,562
                           ==========   ============   ==========   ============

                             FROM JANUARY 1, 1997             YEAR ENDED
                              TO AUGUST 16, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS D*                     SHARES        AMOUNT        SHARES        AMOUNT
--------                   ----------   ------------   ----------   ------------
Issued on reinvestment of
 distributions...........         175   $      2,101        9,114   $    103,727
Exchanged upon conversion
 to Class A shares.......     (57,485)      (758,796)          --             --
Repurchased..............     (14,737)      (174,870)     (50,213)      (580,481)
                           ----------   ------------   ----------   ------------
Net decrease.............     (72,047)  $   (931,565)     (41,099)  $   (476,754)
                           ==========   ============   ==========   ============

* On August 16, 1997 all outstanding Class D shares were converted to Class A shares.

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth with Income Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IGIF123197

DECEMBER 31, 1997                                              IVY FUNDS


IVY CANADA FUND

ANNUAL REPORT

     This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432



MARKET COMMENTARY:

     Concerns about world economic growth took a heavy toll on resource-related stocks during the fourth quarter of 1997. The speed of decline in commodity prices and related stocks, and the commonality among all sectors is unprecedented in recent history--especially given the record highs in the broader Canadian stock market index. We believe either the resource and commodity markets are correctly forecasting a major world economic slowdown for the coming year, in which case world stocks may enter a full-fledged bear market in 1998, or this decline will be regarded as an overreaction to a slowing of world economic activity.
     In past business cycles, as economic growth continued into the fourth and fifth years capacity constraints drew down inventories and prices began to rise. Throughout the first half of 1997, this was the observable path. Inventories of metals like zinc and aluminum were on a steep decline, and prices were rising. Newsprint and paper were similar. Real estate and labor prices were pushing higher. The US Federal Reserve Board and the Bank of Canada confirmed these developments by raising interest rates. Then came Asia. If the turmoil in Asia is addressed before it can hop over the oceans, a recession will have been avoided and we believe many resource sectors should rebound strongly.
     According to our research, at current levels, many companies are trading at very attractive absolute and relative valuation levels, based on price-to-cash flow, price-to-net asset value, and price-to-underlying earning power. This is true even of the gold sector, where the Ivy Canada Fund's holdings in Normandy Mining Ltd. and Acacia Resources have locked in gold prices of $525 and $425 respectively for the next four to five years, and trade at less than five times annual cash flow and at significant discounts to net asset value. We believe these companies can grow earnings for the next several years no matter how low the price of gold drifts.
     The Ivy Canada Fund has continued its focus on resources and export-oriented companies. There has been an unprecedented divergence between these sectors and the financial/domestic sectors. As a result, for the twelve months ended December 31, 1997 the Ivy Canada Fund was down 23.7% compared to the Toronto Stock Exchange 300, which was up 10.2% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     The Fund has felt the full brunt of its resources orientation primarily due to the large decline in gold shares. At this point we feel the resource sector offers significant recovery potential and better relative long-term investment opportunities than other sectors of the Canadian economy. Therefore, we will continue with this focus, perhaps adding some non-Canadian resource companies for additional diversification. The Fund has broad geographic diversification by the underlying assets of individual companies, and has maintained a balance between large- and intermediate-size companies.

     Intuitively we believe that buying when things are on sale is the right approach for long-term gains. Our research tells us that low share prices, low commodity prices, low valuations and low sentiment should benefit the Ivy Canada Fund in the longer term.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY CANADA FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Canada Fund was down 23.7%. For the same period the Toronto Stock Exchange 300 (TSE) was up 10.2%. The difference in performance is attributed to the Fund's concentration in the natural resources and basic industries sectors, which were negatively impacted by the turmoil in Asia and concerns for slower world economic growth. The TSE reflects the broader Canadian economy and particularly the financial/banking industry.
                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/87)
                            OF A $10,000 INVESTMENT

                                     CHART

---------------------------------------------------------------------------------
                                            IVY CANADA FUND
                                      FOR PERIOD ENDING 12/31/97
                       Class A*-with sales charge         Class B** & C***
                        Average Annual
                         Total Return           Average Annual Total Return
                      -----------------------------------------------------------
                                   w/o         w/Reimb.           w/o Reimb.
                      w/Reimb.   Reimb.
                      -----------------------------------------------------------
                                             w/        w/o       w/        w/o
                                            CDSC      CDSC      CDSC      CDSC
                                          ---------------------------------------
                                             B:        B:        B:        B:
                                             --        --     (27.83)%  (24.03)%
                                             C:        C:        C:        C:
 1 Yr.                   --     (28.14)%     --        --     (24.95)%  (23.95)%
---------------------------------------------------------------------------------
 5 Yr.                  5.48%     5.41%      --        --        --        --
---------------------------------------------------------------------------------
10 Yr.                  .30%     (.01)%      --        --        --        --
---------------------------------------------------------------------------------
                                             B:        B:        B:        B:
                                           (4.47)%   (3.72)%   (4.59)%   (3.81)%
                                             C:        C:        C:        C:
 Since Inception        .38%      .00%       --        --     (11.84)%  (11.84)%
---------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Canada Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Toronto Stock Exchange 300 is an unmanaged index of Canadian stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 100.56%     SHARES       VALUE
------------------------------------------------------
CONSUMER PRODUCTS -- 2.77%
Semi-Tech Corporation*........   300,000   $   218,026
Speedy Muffler King, Inc.*....    50,000        69,880
                                           -----------
                                               287,906
                                           -----------
DIAMONDS -- 10.35%
Aber Resources, Ltd.*.........    40,000       422,077
Rex Diamond Mining Corp.*.....   120,000        77,986
SouthernEra Resources Ltd.*...    57,500       574,591
                                           -----------
                                             1,074,654
                                           -----------
FOOD/AGRICULTURE -- 1.60%
Potash Corporation of
  Saskatchewan Inc............     2,000       166,385
                                           -----------
GOLD & PRECIOUS
  MINERALS -- 23.75%
Acacia Resources Ltd.*........   500,000       456,096
Geomaque Explorations Ltd.*...   100,000       177,496
Goldcorp Inc. Class A*........    15,000        59,224
Golden Knight Resources,
  Inc.*.......................   100,000       236,195
Meridian Gold, Inc.*..........   140,000       391,330
Normandy Mining Ltd...........   400,000       388,333
Orvana Minerals
  Corporation*................   325,000       442,866
Vengold Inc.*.................   286,600       260,360
William Resources, Inc........   225,000        55,031
                                           -----------
                                             2,466,931
                                           -----------
INDUSTRIAL PRODUCTS -- 7.65%
EVI, Inc......................     5,000       258,750
Offshore Systems International
  Ltd.*.......................   308,824       118,694
Simmonds Capital Ltd.*........   100,000        15,374
Slater Steel, Inc.............    50,500       402,300
                                           -----------
                                               795,118
                                           -----------
METALS & MINERALS -- 18.65%
Alcan Aluminium Ltd...........    11,700       322,134
Billiton Plc*.................    50,000       127,724
Breakwater Resources, Ltd.*...   102,500       293,672
Cameco Corporation............     7,500       243,183
Falconbridge Ltd..............    10,500       133,541
Industrias Penoles S.A........    50,000       222,655
International Uranium Corp....   300,000       209,641
LionOre Mining International
  Ltd.*.......................   100,000       132,773
Tenke Mining Corp.*(with
  15,000 warrants*)(a)........    50,000        90,495
Western Garnet Company
  Ltd.*.......................    70,000       161,423
                                           -----------
                                             1,937,241
                                           -----------
OIL & GAS -- 24.54%
Baytex Energy Ltd. -- CL A*...    15,000       157,231
Canadian Conquest Exploration
  Co Ltd.*....................   150,000       110,061
Canadian Natural Resources
  Ltd.*.......................    10,000   $   213,834
Canrise Resources Ltd.*.......     1,300         5,269
Carmanah Resources Ltd.*......    30,000       116,351
Elk Point Resources, Inc.*....    15,000        78,091
Hurricane Hydrocarbons Ltd.
  Series 2*(a)................    50,000       309,220
Pacalta Resources Ltd.*.......    25,000       292,624
Paragon Petroleum Corp.*......   125,000       331,931
Penn West Petroleum Ltd.*.....    20,000       215,930
Petromet Resources Ltd.*......    24,500        58,210
Richland Petroleum
  Corporation -- CL A*........   100,000       296,991
Vermilion Resources Ltd.*.....    63,000       363,203
                                           -----------
                                             2,548,946
                                           -----------
PAPER & FOREST
  PRODUCTS -- 11.25%
Alliance Forest Products,
  Inc.*.......................    32,500       533,711
Donohue, Inc..................    15,000       272,009
Sino-Forest Corp. Class A*....   207,600       362,679
                                           -----------
                                             1,168,399
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $14,949,489).......              10,445,580
                                           -----------
BONDS -- 0.04%                  PRINCIPAL
------------------------------  --------
William Resources, Inc
  8.00%, 01/23/02
    (Cost -- $5,890)..........  $ 20,000         4,472
                                           -----------
TOTAL INVESTMENTS -- 100.60%
  (Cost -- $14,955,379)(Cost
    on Federal income tax
    basis -- $15,433,600).....              10,450,052
OTHER ASSETS, LESS
  LIABILITIES -- (0.60%)......                 (61,879)
                                           -----------
NET ASSETS -- 100%............             $10,388,173
                                           ===========
 *  Non-income producing
  security.
(a) Securities valued in good faith by the Valuation
    Committee of the Board of Trustees. The cost of
    these securities at December 31, 1997 aggregated
    $3,717. See Note 1 of the Notes to the Financial
    Statements.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation
based on cost for Federal income tax purposes is as
follows:
Gross unrealized appreciation...........   $   823,911
Gross unrealized depreciation...........    (5,807,459)
                                           -----------
          Net unrealized depreciation...   $(4,983,548)
                                           ===========
Purchases and sales of investments (excluding
short-term obligations) aggregated $14,091,431 and
$17,228,676, respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $14,955,379)......  $10,450,052
Receivables
  Investments sold..........................................      366,520
  Fund shares sold..........................................        4,708
  Dividends and interest....................................        3,097
Other assets................................................       26,409
                                                              -----------
  Total assets..............................................   10,850,786
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       98,812
  Management and advisory fees..............................        7,313
  12b-1 service and distribution fees.......................        4,674
  Other payables to related parties.........................       10,048
Due to custodian............................................      326,642
Accrued expenses............................................       15,124
                                                              -----------
  Total liabilities.........................................      462,613
                                                              -----------
NET ASSETS..................................................  $10,388,173
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($8,537,679/1,551,621 shares outstanding).................  $      5.50
                                                              ===========
Maximum offering price per share ($5.50 x 100 / 94.25)*.....  $      5.84
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,501,340/274,760 shares outstanding).............  $      5.46
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($349,154/63,554 shares outstanding)................  $      5.49
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $16,771,934
  Accumulated net realized gain on investments..............   (1,875,261)
  Accumulated net investment loss...........................       (4,476)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (4,504,024)
                                                              -----------
NET ASSETS..................................................  $10,388,173
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,1997

INVESTMENT INCOME
  Dividends, net of $9,012 foreign taxes withheld...........            $    51,070
  Interest..................................................                 67,268
                                                                        -----------
                                                                            118,338
                                                                        -----------
EXPENSES
  Management fee............................................  $76,152
  Advisory fee..............................................   53,306
  Transfer agent............................................   77,371
  Administrative services fee...............................   15,230
  Custodian fees............................................   26,422
  Blue Sky fees.............................................   20,186
  Auditing and accounting fees..............................   24,795
  Shareholder reports.......................................    5,003
  Fund accounting...........................................   35,010
  Trustee's fees............................................    7,212
  12b-1 service and distribution fees.......................   76,054
  Legal.....................................................   20,005
  Other.....................................................   11,342
                                                                        -----------
  Total expenses............................................                448,088
                                                                        -----------
NET INVESTMENT LOSS.........................................               (329,750)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                599,116
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........             (4,015,909)
                                                                        -----------
    Net loss on investment transactions.....................             (3,416,793)
                                                                        -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $(3,746,543)
                                                                        ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (329,750)   $  (340,228)
  Net realized gain on investments and foreign currency
    transactions............................................      599,116      2,677,225
  Net unrealized (depreciation) appreciation during the
    period on investments and foreign currency
    transactions............................................   (4,015,909)     1,776,983
                                                              -----------    -----------
    Net (decrease) increase resulting from operations.......   (3,746,543)     4,113,980
                                                              -----------    -----------
Class A distributions
  In excess of net investment income........................     (156,088)            --
  From net realized gain....................................     (529,266)    (2,405,970)
  In excess of net realized gain............................   (1,387,244)            --
                                                              -----------    -----------
    Total distributions to Class A shareholders.............   (2,072,598)    (2,405,970)
                                                              -----------    -----------
Class B distributions
  In excess of net investment income........................      (27,307)            --
  From net realized gain....................................      (92,594)      (251,588)
  In excess of net realized gain............................     (242,694)            --
                                                              -----------    -----------
    Total distributions to Class B shareholders.............     (362,595)      (251,588)
                                                              -----------    -----------
Class C distributions
  In excess of net investment income........................       (5,985)            --
  From net realized gain....................................      (20,295)       (14,472)
  In excess of net realized gain............................      (53,194)            --
                                                              -----------    -----------
    Total distributions to Class C shareholders.............      (79,474)       (14,472)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,566,391)    (5,559,037)
  Class B...................................................      363,532        906,002
  Class C...................................................      390,361        178,392
                                                              -----------    -----------
    Net decrease resulting from Fund share transactions.....     (812,498)    (4,474,643)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (7,073,708)    (3,032,693)
NET ASSETS
  Beginning period..........................................   17,461,881     20,494,574
                                                              -----------    -----------
  END OF PERIOD.............................................  $10,388,173    $17,461,881
                                                              ===========    ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                           FOR THE SIX
                                                                                              MONTHS
CLASS A                                                     FOR THE YEAR ENDED                ENDED           FOR THE YEAR ENDED
                                                               DECEMBER 31,                DECEMBER 31,            JUNE 30,
                                                     --------------------------------      ------------      --------------------
                                                      1997        1996         1995            1994           1994         1993
SELECTED PER SHARE DATA                              ------      -------      -------      ------------      -------      -------
Net asset value, beginning of period...............  $ 9.64      $  9.21      $  8.90        $  9.85         $ 10.04      $  7.43
                                                     ------      -------      -------        -------         -------      -------
  Income (loss) from investment operations
  Net investment loss..............................    (.22)        (.21)        (.19)(a)       (.11)           (.11)        (.01)
  Net realized and unrealized gain (loss) on
    investment transactions........................   (2.19)        2.29          .75           (.81)            .24         3.35
                                                     ------      -------      -------        -------         -------      -------
    Total from investment operations...............   (2.41)        2.08          .56           (.92)            .13         3.34
                                                     ------      -------      -------        -------         -------      -------
  Less distributions
  In excess of net investment income...............     .15           --           --             --              --           --
  From net realized gain...........................     .44         1.65          .25             --             .31          .73
  In excess of net realized gain...................    1.14           --           --             --              --           --
  From capital paid-in.............................      --           --           --            .03             .01           --
                                                     ------      -------      -------        -------         -------      -------
    Total distributions............................    1.73         1.65          .25            .03             .32          .73
                                                     ------      -------      -------        -------         -------      -------
Net asset value, end of period.....................  $ 5.50      $  9.64      $  9.21        $  8.90         $  9.85      $ 10.04
                                                     ======      =======      =======        =======         =======      =======
Total return(%)....................................  (23.75)(b)    23.86(b)      6.37(b)       (9.38)(c)        1.05(b)     47.10(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $8,538      $15,249      $19,353        $23,296         $34,549      $30,971
Ratio of expenses to average net assets(%).........    2.89         2.79         2.90(f)        2.44(d)         2.05         2.63
Ratio of net investment loss to average net
  assets(%)........................................   (2.11)       (1.78)       (2.13)(a)      (1.85)(d)       (1.09)       (1.41)
Portfolio turnover rate(%).........................      93           56           21             36              62           32
Average commission rate(e).........................  $.0170      $ .0134          N/A            N/A             N/A          N/A

                      (See Notes to Financial Statements)

                                                                                                              FOR THE PERIOD
                                                                                             FOR THE SIX       APRIL 1, 1994
                                                                  FOR THE YEAR ENDED         MONTHS ENDED    (COMMENCEMENT) TO
                                                                     DECEMBER 31,            DECEMBER 31,        JUNE 30,
CLASS B                                                       ---------------------------    ------------    -----------------
                                                               1997       1996      1995         1994              1994
SELECTED PER SHARE DATA                                       -------    ------    ------    ------------    -----------------
Net asset value, beginning of period........................  $  9.59    $ 9.21    $ 8.90       $ 9.85            $10.16
                                                              -------    ------    ------       ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................     (.24)     (.17)     (.20)(a)      (.09)            (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.18)     2.19       .71         (.86)             (.29)
                                                              -------    ------    ------       ------            ------
    Total from investment operations........................    (2.42)     2.02       .51         (.95)             (.31)
                                                              -------    ------    ------       ------            ------
  Less distributions
  In excess of net investment income........................      .13        --        --           --                --
  From net realized gain....................................      .44      1.64       .20           --                --
  In excess of net realized gain............................     1.14        --        --           --                --
                                                              -------    ------    ------       ------            ------
    Total distributions.....................................     1.71      1.64       .20           --                --
                                                              -------    ------    ------       ------            ------
Net asset value, end of period..............................  $  5.46    $ 9.59    $ 9.21       $ 8.90            $ 9.85
                                                              =======    ======    ======       ======            ======
Total return(%).............................................   (24.03)(b)  23.26(b)   5.74(b)     (9.64)(c)        (3.05)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,501    $2,040    $1,142       $  741            $  227
Ratio of expenses to average net assets(%)..................     3.23      3.30      3.50(f)      3.03(d)           2.68(d)
Ratio of net investment loss to average net assets(%).......    (2.45)    (2.30)    (2.73)(a)     (2.44)(d)        (1.72)(d)
Portfolio turnover rate(%)..................................       93        56        21           36                62
Average commission rate(e)..................................  $ .0170    $.0134       N/A          N/A               N/A

                      (See Notes to Financial Statements)

                                                                              FOR THE PERIOD
                                                              FOR THE YEAR    APRIL 30, 1996
CLASS C                                                          ENDED       (COMMENCEMENT) TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                              ------------   -----------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------   -----------------
Net asset value, beginning of period........................     $ 9.62           $ 10.67
                                                                 ------           -------
  Income (loss) from investment operations
  Net investment loss.......................................       (.24)             (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      (2.18)              .72
                                                                 ------           -------
    Total from investment operations........................      (2.42)              .58
                                                                 ------           -------
  Less distributions
  In excess of net investment income........................        .13                --
  From net realized gain....................................        .44              1.63
  In excess of net realized gain............................       1.14                --
                                                                 ------           -------
    Total distributions.....................................       1.71              1.63
                                                                 ------           -------
Net asset value, end of period..............................     $ 5.49           $  9.62
                                                                 ======           =======
Total return(%).............................................     (23.95)(b)          6.51(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  349           $   173
Ratio of expenses to average net assets(%)..................       3.14              3.15(d)
Ratio of net investment loss to average net assets(%).......      (2.37)            (2.15)(d)
Portfolio turnover rate(%)..................................         93                56
Average commission rate(e)..................................     $.0170           $ .0134

(a)    Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures
       may differ. (f)    The ratio of expenses to average net assets is net of
       expenses reimbursed by manager. Without the expense reimbursement, the ratio of expenses to average net assets would have been 3.23% and 3.83% for Class A and Class B, respectively, for the year ended December 31, 1995.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Canada Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997, securities valued in good faith by the Valuation Committee of the Board amounted to $399,715 (3.85% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $60,082. These dividends were subject to foreign withholding tax in the amount of $9,012 . The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,062,732 (of which 62.59% is designated as 20% rate gain) as capital gain dividends for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management, Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a fee monthly at the annual rate of .50% of the Fund's average net assets.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .35% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,470.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average net asset value of Class A shares. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $50,833, $20,491 and $4,730, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $70,331, $6,038 and $1,002 , for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS A                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................   298,986   $ 2,635,521    1,404,805   $13,996,192
Issued on reinvestment of
 distributions...............   361,059     1,859,358      238,777     2,234,621
Repurchased..................  (690,062)   (6,061,270)  (2,163,206)  (21,789,850)
                               --------   -----------   ----------   -----------
Net decrease.................   (30,017)  $(1,566,391)    (519,624)  $(5,559,037)
                               ========   ===========   ==========   ===========

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS B                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................    70,576   $   643,792      180,509   $ 1,783,269
Issued on reinvestment of
 distributions...............    60,223       307,742       21,699       203,806
Repurchased..................   (68,785)     (588,002)    (113,445)   (1,081,073)
                               --------   -----------   ----------   -----------
Net increase.................    62,014   $   363,532       88,763   $   906,002
                               ========   ===========   ==========   ===========

                                                          FROM APRIL 30, 1996
                                     YEAR ENDED              (COMMENCEMENT)
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS C                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................    51,492   $   488,373       49,422   $   495,277
Issued on reinvestment of
 distributions...............    11,742        60,359          795         7,533
Repurchased..................   (17,649)     (158,371)     (32,248)     (324,418)
                               --------   -----------   ----------   -----------
Net increase.................    45,585   $   390,361       17,969   $   178,392
                               ========   ===========   ==========   ===========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02ICFX123197

DECEMBER 31, 1997                                                      IVY FUNDS

IVY US EMERGING GROWTH FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

MARKET COMMENTARY:

         Although the stock market environment for large-capitalization stocks was again very good, 1997 proved to be quite challenging for US emerging growth investors. For instance, the Russell 2000 Growth Index returned 12.9%, which was well behind the S&P 500 return of 34%. Within this environment, the Ivy US Emerging Growth Fund (formerly known as the Ivy Emerging Growth Fund) posted a return of 4.3% for the twelve months ended December 31, 1997. (For the Fund's total return with sales charges, and performance commentary, please refer to the following page.)
         There were three distinct phases to the Fund's performance during the year. The first, which lasted nearly four months, was really a continuation of the downward trend that began in June of 1996. During this period investors shunned small-cap stocks in favor of larger, more liquid holdings, and index funds enjoyed enormous popularity. By late April, which marked the end of this phase, US emerging growth stocks had sold off significantly and as a result the Fund had declined 22.62%.
         This set the stage for the second phase, a rally that continued into early October. The apparent catalyst for this move was the balanced budget agreement, which included a reduction in the capital gains tax. Investors apparently perceived this as particularly favorable to US emerging growth stocks, since virtually all of their return comes from capital appreciation--as opposed to dividends or interest--which would still be taxed at the old rate. From the April low to the October peak, the Fund appreciated 50.71%.
         Then the "Asian flu" reached our shores, and its impact on smaller stocks was quite severe, particularly in the technology sector. As currencies plummeted throughout the Pacific Rim, growth rate projections for these economies were cut sharply, and investors worried about the eventual impact on US technology companies. Although in some cases--semiconductor equipment suppliers, for instance--these concerns were well founded, the selling pressure was broad based and seemed indiscriminate. The upshot was that over the last twelve weeks of the year the Fund retreated 10.57%.
         With all of this volatility it would be easy to lose sight of one very important fact: throughout the year the vast majority of companies in the Fund continued to demonstrate strong earnings growth and solid fundamentals. Their lackluster performance was primarily the result of a significant contraction in the relative P/E ratio of the US emerging growth sector, which at year-end was again close to the low end of its historic range. Although swings in valuation can have a profound impact on short-term performance, we believe that over the long term, earnings are the most important determinant of stock prices. Therefore, we seek out companies that we believe are well positioned to grow their earnings at high rates. Our focus is on smaller companies because, according to our research, they are often more flexible and more opportunistic, taking advantage of change rather than being victimized by it.
         We believe that with stable or expanding valuations, the Fund's investment approach should yield very competitive returns. While there are no guarantees, our economic outlook, which calls for continued low inflation and steady or possibly declining interest rates, combined with the relatively low sector valuation, prompts us to believe 1998 may be a more rewarding year for US emerging growth investors.

IVY MANAGEMENT, INC.

  BOARD OF TRUSTEES                 LEGAL COUNSEL                        TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.           Dechert Price & Rhoads                   Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill                   Boston, MA                         Services Corp.                 Boca Raton, FL
   Keith J. Carlson                                                      P.O. Box 3022
   Stanley Channick                    OFFICERS                    Boca Raton, FL 33431-0922             DISTRIBUTOR
Frank W. DeFriece, Jr.       Michael G. Landry, Chairman                 1-800-777-6472                 Ivy Mackenzie
    Roy J. Glauber           Keith J. Carlson, President                                              Distributors, Inc.
  Michael G. Landry       James W. Broadfoot, Vice President                AUDITORS              Via Mizner Financial Plaza
 Joseph G. Rosenthal              C. William Ferris,                Coopers & Lybrand L.L.P.      700 South Federal Highway
  Richard Silverman               Secretary/Treasurer                 Fort Lauderdale, FL            Boca Raton, FL 33432
   J. Brendan Swan

                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                      Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY US EMERGING GROWTH FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy US Emerging Growth Fund was up 4.3% as compared to the Russell 2000 Growth Index, which was up 12.9% for the same period. The Fund's underperformance was mainly due to its higher concentration in the technology and healthcare sectors relative to the Index. Despite the high growth rates of these two sectors, they were two of the three worst performing macro groups in the Russell 2000 Growth Index.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/93) OF A $10,000
                                   INVESTMENT
                                    (GRAPH)

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.
The Russell 2000 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                           ONE-, THREE-YEAR AND SINCE
                        INCEPTION CUMULATIVE PERFORMANCE

                                     CHART

            The chart above reflects performance without the maximum sales charge of 5.75%.

------------------------------------------------------------------------------------
                                       IVY US EMERGING GROWTH FUND
                                        FOR PERIOD ENDING 12/31/97
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                                --        --      (1.47)%    3.53%
                                                C:        C:        C:        C:
 1 Yr.                   --       (1.74)%       --        --       2.58%     3.58%
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              14.13%    14.45%    14.09%    14.41%
                                                C:        C:        C:        C:
 Since Inception       21.51%      21.48%       --        --      (.64)%    (.64)%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS -- 99.11%         SHARES        VALUE
------------------------------------------------------
BIOTECHNOLOGY -- 5.95%
Aastrom Biosciences,
  Inc.*.....................      50,600   $   221,375
Agouron Pharmaceuticals,
  Inc.*.....................      12,000       352,500
Alkermes, Inc.*.............      20,800       413,400
ArQule, Inc.*...............      24,100       552,794
Biochem Pharma, Inc.*.......      31,200       651,300
Cell Therapeutics, Inc.*....      33,000       561,000
Ergo Science Corporation*...      24,000       366,000
Geltex Pharmaceuticals,
  Inc.*.....................      21,600       572,400
Guilford Pharmaceuticals,
  Inc.*.....................      14,600       293,825
Liposome Company Inc.*......      37,400       172,975
NeoRx Corporation*..........      38,300       215,437
NeoRx Corporation Units*....      23,000        11,500
Neurex Corporation*.........      37,000       513,375
PathoGenesis Corp.*.........      16,100       597,712
Pharmacyclics, Inc.*........      26,600       681,625
US Bioscience, Inc.*........      56,000       507,500
Vertex Pharmaceuticals
  Inc.*.....................       6,700       221,100
ViroPharma Inc.*............      20,500       361,313
                                           -----------
                                             7,267,131
                                           -----------
BUSINESS & FINANCIAL
  SERVICES -- 35.52%
ABR Information Services,
  Inc.*.....................      48,200     1,150,775
Abacus Direct
  Corporation*..............      18,500       758,500
Advantage Learning Systems,
  Inc.*.....................      26,000       555,750
Apollo Group, Inc.*.........      15,000       708,750
Applied Graphics
  Technologies, Inc.*.......      24,000     1,278,000
Ballantyne of Omaha,
  Inc.*.....................      48,500       873,000
CBT Group PLC ADR*..........      23,700     1,946,363
CHS Electronics, Inc.*......      83,900     1,436,788
Cambridge Technology
  Partners, Inc.*...........      27,100     1,128,038
Checkfree Corporation*......      32,600       880,200
Children's Comprehensive
  Services, Inc.*...........      64,200     1,187,700
Computer Learning Centers
  Inc.*.....................       9,200       563,500
Copart, Inc.*...............      20,300       362,863
Cornell Corrections,
  Inc.*.....................      46,200       958,650
Corsair Communications,
  Inc.*.....................      31,000       503,750
Cotelligent Group, Inc.*....      25,000       478,125
Dendrite International,
  Inc.*.....................      31,400       608,375
FactSet Research Systems
  Inc.*.....................      36,300     1,116,225
Federal Agricultural
  Mortgage Corp. Class C*...      14,350       875,350
Forrester Research, Inc.*...      22,000       500,500
Gartner Group, Inc. -- Class
  A*........................      32,400     1,206,900
HA-LO Industries, Inc.*.....      20,000       520,000
Ingram Micro, Inc.*.........      29,500       859,187
Intelligroup, Inc.*.........      35,100       671,288
International
  Telecommunication Data
  Systems, Inc.*............      36,500     1,168,000
Investment Technology Group,
  Inc.*.....................      25,000       700,000
LECG, Inc.*.................      67,300       588,875
Lason Holdings, Inc.*.......      40,700     1,083,638
Lightbridge, Inc.*..........      57,300     1,088,700
Litchfield Financial Corp...      47,327       916,960
MSC Industrial Direct Co,
  Inc.*.....................      29,200     1,237,350
Maximus, Inc.*..............      24,300       587,756
Meta Group, Inc.*...........      29,800       655,600
Metro Networks, Inc.*.......      38,500     1,260,875
PMT Services, Inc.*.........      69,900       969,862
Paychex, Inc................      19,400       982,124
Profit Recovery Group
  International, Inc.
  (The)*....................      71,700     1,272,675
QuickResponse Services
  Inc.*.....................      28,500     1,054,500
Registry, Inc, (The)*.......      14,960       686,290
Rental Service
  Corporation*..............      33,000       810,562
Sapient Corporation*........       9,000       551,250
Saville Systems*............      36,900     1,531,350
Sykes Enterprises,
  Inc.*(a)..................      48,000       936,000
USA Waste Services, Inc.*...      16,760       657,830
Vincam Group, Inc.,
  (The)*....................      25,500       678,937
Wackenhut Corrections
  Corporation*..............      32,600       876,125
West TeleServices Corp.*....      33,000       396,000
Whittman-Hart, Inc.*........      26,500       907,625
Willis Lease Finance
  Corporation*..............      38,500       673,750
                                           -----------
                                            43,401,211
                                           -----------
COMPUTER SOFTWARE -- 11.10%
Aspect Development, Inc.*...      28,800     1,497,600
Citrix Systems, Inc.*.......       8,200   $   623,200
Deltek Systems, Inc.*.......      54,100       855,456
Great Plains Software,
  Inc.*.....................      17,300       471,425
H.T.E., Inc.*...............      73,100     1,516,825
JDA Software Group, Inc.*...      17,000       595,000
Network Associates, Inc.*...      15,200       803,700
New Era of Networks,
  Inc.*.....................      41,000       461,250
Pegasystems Inc*............      15,600       314,925
Peoplesoft, Inc.*...........      19,200       748,800
Peregrine Systems, Inc.*....      55,000       735,625
Rogue Wave Software*........      35,000       387,188
Security Dynamics
  Technologies, Inc.*.......      19,800       707,850
Sterling Commerce, Inc.*....      17,000       653,438
Transactions Systems
  Architects, Inc.*.........      22,500       855,000
Vantive Corporation,
  (The)*....................      23,000       580,750
Veritas Software Corp.*.....      11,500       586,500
Visio Corporation*..........      30,300     1,162,762
                                           -----------
                                            13,557,294
                                           -----------
CONSUMER PRODUCTS &
  SERVICES -- 5.92%
Blyth Industries, Inc.*.....      31,000       928,063
Cutter & Buck, Inc.*........      49,200       916,350
Dave & Buster's, Inc.*......      24,750       556,875
Equity Corporation
  International*............      33,700       779,312
Extended Stay America,
  Inc.*.....................      43,500       541,031
International Speedway
  Corp. -- Class A..........      38,600       909,513
Papa John's International,
  Inc.*.....................      26,000       906,750
Premier Parks, Inc..........      28,300     1,146,150
Rock of Ages Corporation*...      35,800       554,900
                                           -----------
                                             7,238,944
                                           -----------
HEALTHCARE -- 14.53%
Coast Dental Services,
  Inc.*.....................      28,400       681,600
Concentra Managed Care,
  Inc.*.....................      22,400       756,000
Cyberonics, Inc.*...........      25,000       381,250
Cytyc Corp.*................      19,600       487,550
Digene Corporation*.........       7,200        62,100
EPIX Medical, Inc.*.........      52,000       676,000
FPA Medical Management,
  Inc.*.....................      32,100       597,863
Health Management
  Associates, Inc.*.........      29,750       751,187
Horizon Health
  Corporation*..............      61,550     1,431,037
IMPATH, Inc.*...............      20,000       655,000
MedQuist, Inc.*.............      28,650       995,589
Molecular Devices
  Corporation*..............      47,700     1,013,625
Monarch Dental
  Corporation*..............      10,800       143,100
NCS HealthCare, Inc. Class
  A*........................      12,500       329,688
Omnicare, Inc...............      15,100       468,100
Orthodontic Centers of
  America, Inc.*............      90,100     1,497,912
Pediatrix Medical Group
  Inc.*.....................      25,400     1,085,850
Renal Treatment Centers
  Inc.*.....................      45,100     1,629,237
Serologicals Corporation*...      69,700     1,812,200
Total Renal Care Holdings,
  Inc.*.....................      39,666     1,090,815
Ventana Medical Systems,
  Inc.*.....................      39,900       608,475
Vision Twenty-One, Inc.*....      64,600       597,550
                                           -----------
                                            17,751,728
                                           -----------
MISCELLANEOUS
  TECHNOLOGY -- 3.65%
Encad, Inc.*................      21,000       577,500
Gemstar International Group
  Ltd.*.....................      52,000     1,267,500
Optika Imaging Systems,
  Inc.*.....................     117,800       404,938
RadiSys Corporation*........      20,800       774,800
Pegasus Systems, Inc.*......      44,000       654,500
Synopsys, Inc.*.............      22,000       786,500
                                           -----------
                                             4,465,738
                                           -----------
NETWORK & TELECOMMUNICATION
  EQUIPMENT -- 7.93%
Adaptec, Inc.*..............      19,000       705,375
Advanced Fibre
  Communications*...........      29,400       856,275
American Power Conversion
  Corp.*....................      44,000     1,039,500
CIENA Corporation*..........      12,800       782,400
DSP Communications, Inc.*...      22,200       266,400
Gilat Satellite Networks
  Ltd*......................      14,000       400,750
Innova Corporation*.........      31,000       472,750
International Network
  Services*.................      45,300     1,047,563
Network Appliance, Inc.*....      47,700     1,693,350
NICE-Systems
  Ltd. -- Sponsored ADR*....      20,000       840,000

DECEMBER 31, 1997

------------------------------------------------------
COMMON STOCKS                  SHARES        VALUE
P-COM, Inc*................      40,600   $    700,350
Pairgain Technologies,
  Inc.*....................      19,600        379,750
Sawtek Inc.*...............      19,300        509,037
                                          ------------
                                             9,693,500
                                          ------------
PHARMACEUTICALS -- 4.52%
Anesta Corp*...............      31,100        509,263
ChiRex Inc.*...............      56,100        988,762
Cima Labs Inc.*............      18,000         76,500
Dura Pharmaceuticals,
  Inc.*....................      28,400      1,302,850
Nastech Pharmaceutical
  Co.*.....................      26,000        338,000
Penederm Inc.*.............      28,800        288,000
Sepracor, Inc.*............      21,100        845,319
Sonus Pharmaceuticals,
  Inc.*....................      20,500        679,062
Theragenics Corporation*...      13,600        489,600
                                          ------------
                                             5,517,356
                                          ------------
RETAIL -- 3.91%
CompUSA, Inc.*.............      23,000        713,000
Corporate Express, Inc.*...      56,040        721,515
Cost Plus, Inc.*...........      17,000        493,000
Dollar Tree Stores,
  Inc.*....................      17,250        713,719
Guitar Center, Inc.*.......      34,100        784,300
Party City Corp.*..........      24,800        799,800
Petco Animal Supplies,
  Inc.*....................      23,200        556,800
                                          ------------
                                             4,782,134
                                          ------------
SEMICONDUCTORS &
  EQUIPMENT -- 4.93%
ASM Lithography Holding
  NV*(a)...................      10,100        681,750
ANADIGICS, Inc.*...........      15,250        459,406
Advanced Energy Industries,
  Inc.*....................      26,000        388,375
Analog Devices*............      28,300        783,556
Benchmarq Microelectronics,
  Inc.*....................      26,500        361,063
CFM Technologies, Inc.*....      27,000        415,125
Etec Systems, Inc.*........      11,700        544,050
Integrated Process
  Equipment Corp.*.........      15,000        236,250
Maxim Integrated Products,
  Inc.*....................      31,500   $  1,086,750
PRI Automation, Inc.*......      13,900        401,362
Photronics, Inc*...........      27,600        669,301
                                          ------------
                                             6,026,988
                                          ------------
TELECOMMUNICATION
  SERVICES -- 1.15%
Aerial Communications,
  Inc.*....................      32,000        228,000
Transaction Network
  Services, Inc.*..........      27,000        465,750
Western Wireless Corp.*....      40,200        698,475
                                          ------------
                                             1,392,225
                                          ------------
TOTAL COMMON STOCKS
(Cost -- $96,766,572)(b)...                121,094,249
OTHER ASSETS, LESS
  LIABILITIES -- 0.89%.....                  1,088,824
                                          ------------
NET ASSETS -- 100%.........               $122,183,073
                                          ============
ADR -- American Depository
  Receipt
NV  -- Non-voting
 *  Non-income producing
  security.
(a) Foreign security
(b) Cost is the same for Federal income
    tax purposes.
OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation......   $ 29,318,001
    Gross unrealized depreciation......     (4,990,324)
                                          ------------
          Net unrealized
    appreciation.......................   $ 24,327,677
                                          ============
Purchases and sales of securities other than
short-term obligations aggregated $91,456,363 and
$70,061,727, respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $96,766,572)......  $121,094,249
Cash........................................................     1,883,539
Receivables - Fund shares sold..............................        58,701
Other assets................................................        25,916
                                                              ------------
  Total assets..............................................   123,062,405
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       353,151
  Fund shares repurchased...................................       317,877
  Management fee............................................        87,420
  12b-1 service and distribution fees.......................        63,640
  Other payables to related parties.........................        46,131
Accrued expenses............................................        11,113
                                                              ------------
  Total liabilities.........................................       879,332
                                                              ------------
NET ASSETS..................................................  $122,183,073
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($64,909,630/2,345,647 shares outstanding)................  $      27.67
                                                              ============
Maximum offering price per share ($27.67 X 100/94.25)*......  $      29.36
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($47,789,105/1,753,180 shares outstanding)..........  $      27.26
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($9,484,338/348,324 shares outstanding).............  $      27.23
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $100,579,711
  Accumulated net realized loss on investments..............    (2,724,314)
  Net unrealized appreciation on investments................    24,327,676
                                                              ------------
NET ASSETS..................................................  $122,183,073
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends.................................................             $    15,463
  Interest..................................................                 330,821
                                                                         -----------
                                                                             346,284
                                                                         -----------
EXPENSES
  Management fee............................................  $973,756
  Transfer agent............................................   292,622
  Administrative services fee...............................   114,559
  Custodian fees............................................    17,372
  Blue Sky fees.............................................    44,895
  Auditing and accounting fees..............................    17,068
  Shareholder reports.......................................    11,021
  Fund accounting...........................................    96,822
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   668,256
  Legal.....................................................    20,506
  Other.....................................................    38,809
                                                                         -----------
    Total expenses..........................................               2,302,898
                                                                         -----------
NET INVESTMENT LOSS.........................................              (1,956,614)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments..........................              (2,724,314)
  Net unrealized appreciation during the period on
    investments.............................................              10,129,785
                                                                         -----------
    Net gain on investment transactions.....................               7,405,471
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $ 5,448,857
                                                                         ===========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997          1996
                                                              ------------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (1,956,614)  $(1,204,617)
  Net realized (loss) gain on investments and options.......    (2,724,314)    6,984,138
  Net unrealized appreciation during the period on
    investments.............................................    10,129,785     3,324,364
                                                              ------------   -----------
    Net increase resulting from operations..................     5,448,857     9,103,885
                                                              ------------   -----------
Total distributions from net realized gain
  Class A...................................................            --    (4,081,929)
  Class B...................................................            --    (2,600,466)
  Class C...................................................            --      (300,431)
                                                              ------------   -----------
    Total distributions to shareholders.....................            --    (6,982,826)
                                                              ------------   -----------
Fund share transactions (Note 4)
  Class A...................................................     5,850,880    13,997,698
  Class B...................................................    10,569,687    21,421,702
  Class C...................................................     5,031,194     4,300,951
                                                              ------------   -----------
    Net increase resulting from Fund share transactions.....    21,451,761    39,720,351
                                                              ------------   -----------
TOTAL INCREASE IN NET ASSETS................................    26,900,618    41,841,410
NET ASSETS
  Beginning of period.......................................    95,282,455    53,441,045
                                                              ------------   -----------
  END OF PERIOD.............................................  $122,183,073   $95,282,455
                                                              ============   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                                                                                  MARCH 3, 1993
CLASS A                                                                                                          (COMMENCEMENT)
                                                              FOR THE YEAR ENDED DECEMBER 31,                    TO DECEMBER 31,
                                                    ----------------------------------------------------        -----------------
                                                     1997           1996           1995           1994                1993
                                                    -------        -------        -------        -------        -----------------
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $ 26.54        $ 24.12        $ 18.38        $ 17.93             $ 10.00
                                                    -------        -------        -------        -------             -------
  Income from investment operations
  Net investment loss.............................     (.41)(g)       (.35)          (.24)          (.24)(a)            (.07)(a)
  Net realized and unrealized gain on investment
    transactions..................................     1.54(g)        4.84           7.90            .82                8.29
                                                    -------        -------        -------        -------             -------
    Total from investment operations..............     1.13           4.49           7.66            .58                8.22
                                                    -------        -------        -------        -------             -------
  Less distributions
  From net realized gain..........................       --           2.07           1.92             --                 .29
  From capital paid-in............................       --             --             --            .13                  --
                                                    -------        -------        -------        -------             -------
    Total distributions...........................       --           2.07           1.92            .13                 .29
                                                    -------        -------        -------        -------             -------
Net asset value, end of period....................  $ 27.67        $ 26.54        $ 24.12        $ 18.38             $ 17.93
                                                    =======        =======        =======        =======             =======
Total return (%)..................................     4.26(b)       18.52(b)       42.07(b)        3.29(b)            45.33(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $64,910        $55,944        $39,456        $21,493             $14,212
Ratio of expenses to average net assets
  With expense reimbursement(%)...................       --             --             --           2.20                1.93(d)
  Without expense reimbursement(%)................     1.67           1.76           1.95           2.22                2.33(d)
Ratio of net investment loss to average net
  assets(%).......................................    (1.37)         (1.31)         (1.39)         (1.72)(a)           (1.30) (a)(d)
Portfolio turnover rate(%)........................       65             68             86             67                  41
Average commission rate(f)........................  $ .0710        $ .0601            N/A            N/A                 N/A

                      (See Notes to Financial Statements)

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 23, 1993
CLASS B                                                                                                          (COMMENCEMENT)
                                                              FOR THE YEAR ENDED DECEMBER 31,                    TO DECEMBER 31,
                                                    ----------------------------------------------------        -----------------
                                                     1997           1996           1995           1994                1993
SELECTED PER SHARE DATA                             -------        -------        -------        -------        -----------------
Net asset value, beginning of period..............  $ 26.33        $ 24.12        $ 18.38        $ 17.93             $ 18.21
                                                    -------        -------        -------        -------             -------
  Income (loss) from investment operations
  Net investment loss.............................     (.33)(g)       (.40)          (.35)          (.29)(a)            (.04)(a)
  Net realized and unrealized gain on investment
    transactions..................................     1.26(g)        4.68           7.85            .74                 .03
                                                    -------        -------        -------        -------             -------
    Total from investment operations..............      .93           4.28           7.50            .45                (.01)
                                                    -------        -------        -------        -------             -------
  Less distributions
  From net realized gain..........................       --           2.07           1.76             --                 .27
                                                    -------        -------        -------        -------             -------
    Total distributions...........................       --           2.07           1.76             --                 .27
                                                    -------        -------        -------        -------             -------
Net asset value, end of period....................  $ 27.26        $ 26.33        $ 24.12        $ 18.38             $ 17.93
                                                    =======        =======        =======        =======             =======
Total return (%)..................................     3.53(b)       17.65(b)       41.03(b)        2.51(b)             (.05)(e)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $47,789        $35,321        $13,985        $ 5,015             $ 1,216
Ratio of expenses to average net assets
  With expense reimbursement(%)...................       --             --             --           2.95                2.68(d)
  Without expense reimbursement(%)................     2.43           2.52           2.70           2.97                3.08(d)
Ratio of net investment loss to average net
  assets(%).......................................    (2.13)         (2.07)         (2.14)         (2.47)(a)           (2.05)(a)d)
Portfolio turnover rate(%)........................       65             68             86             67                  41
Average commission rate(f)........................  $ .0710        $ .0601            N/A            N/A                 N/A

                      (See Notes to Financial Statements)

                                                                                         FOR THE PERIOD
                                                                    FOR THE YEAR         APRIL 30, 1996
CLASS C                                                                ENDED             (COMMENCEMENT)
                                                                    DECEMBER 31,         TO DECEMBER 31,
                                                                    ------------        -----------------
                                                                        1997                  1996
                                                                    ------------        -----------------
SELECTED PER SHARE DATA
Net asset value, beginning of period........................          $ 26.29                $ 29.69
                                                                      -------                -------
  Loss from investment operations
  Net investment loss.......................................             (.34)(g)               (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................             1.28(g)               (1.19)
                                                                      -------                -------
    Total from investment operations........................             (.94)                 (1.33)
                                                                      -------                -------
  Less distributions
  From net realized gain....................................               --                   2.07
                                                                      -------                -------
    Total distributions.....................................               --                   2.07
                                                                      -------                -------
Net asset value, end of period..............................          $ 27.23                $ 26.29
                                                                      =======                =======
Total return(%).............................................             3.58(b)               (4.48)(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $ 9,484                $ 4,018
Ratio of expenses to average net assets
  Without expense reimbursement(%)..........................             2.39                   2.52(d)
Ratio of net investment loss to average net assets(%).......            (2.09)                 (2.07)(d)
Portfolio turnover rate(%)..................................               65                     68
Average commission rate(f)..................................          $ .0710                $ .0601

(a)    Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return since April 30, 1993 (when the Fund became available for sale to the public) and does not reflect a sales charge.
(d)    Annualized.
(e) Total return represents aggregate total return and does not reflect a sales charge.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(g)    Based on average shares outstanding.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Emerging Growth Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase put options on securities and stock indices. Exchange traded purchased options are valued at the last sale price or, in the absence of a sale, the last bid price.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $1,852,000 as of December 31, 1997, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2005.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $46,744.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $159,113, $430,766 and $78,377, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $161,854, $113,120, and $17,648, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   2,170,667   $ 56,373,000    1,862,227   $ 52,011,901
Issued on reinvestment of
 distributions...........          --             --      143,930      3,817,355
Repurchased..............  (1,933,287)   (50,522,120)  (1,533,721)   (41,831,558)
                           ----------   ------------   ----------   ------------
Net increase.............     237,380   $  5,850,880      472,436   $ 13,997,698
                           ==========   ============   ==========   ============

                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 1997          DECEMBER 31, 1996
                            -------------------------   ------------------------
CLASS B                       SHARES        AMOUNT       SHARES        AMOUNT
-------                     ----------   ------------   ---------   ------------
Sold......................     864,508   $ 22,228,831   1,132,341   $ 31,331,078
Issued on reinvestment of
 distributions............          --             --      87,254      2,290,484
Repurchased...............    (452,583)   (11,659,144)   (458,058)   (12,199,860)
                            ----------   ------------   ---------   ------------
Net increase..............     411,925   $ 10,569,687     761,537   $ 21,421,702
                            ==========   ============   =========   ============

                                                          FROM APRIL 30, 1996
                                   YEAR ENDED              (COMMENCEMENT) TO
                                DECEMBER 31, 1997          DECEMBER 31, 1996
                            -------------------------   ------------------------
CLASS C                       SHARES        AMOUNT       SHARES        AMOUNT
-------                     ----------   ------------   ---------   ------------
Sold......................     267,610   $  6,926,383     156,680   $  4,416,153
Issued on reinvestment of
 distributions............          --             --       6,883        180,948
Repurchased...............     (72,128)    (1,895,189)    (10,721)      (296,150)
                            ----------   ------------   ---------   ------------
Net increase..............     195,482   $  5,031,194     152,842   $  4,300,951
                            ==========   ============   =========   ============

5. SUBSEQUENT EVENTS

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

     Effective January 20, 1998 Ivy Emerging Growth Fund changed its name to Ivy US Emerging Growth Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy US Emerging Growth Fund, formerly
Ivy Emerging Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IEGF123197

DECEMBER 31, 1997                                                   IVY FUNDS(R)

IVY BOND FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432


MARKET COMMENTARY:

         The Ivy Bond Fund performed well in 1997, providing a total return of 11.8% for the twelve months ended December 31, 1997. This compares quite positively with the Corporate--General universe of bond funds as measured by Morningstar, which was up 8.6% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         The performance of the Fund was driven by several factors. Interest rates on longer maturity bonds declined during 1997, and, due to our constructive outlook for declining interest rates, the Fund held long maturity bonds. Additionally, a majority of the Fund's holdings are rated BBB, and this category of investment grade bonds outperformed higher-rated corporate bonds in 1997.
         The Fund's strategy remained essentially unchanged during 1997: seek out undervalued bonds in the fixed income universe that will provide high current returns and may also provide capital appreciation if the bonds receive a credit upgrade by one of the bond rating agencies. The Fund holds bonds issued by a widely diversified group of US companies as well as bonds issued by companies based outside the US (approximately 14% of the portfolio). Notably, we do not attempt to time interest rates as part of our strategy.
         Although we do not time interest rates, the Fund's duration (its sensitivity to interest rate changes) has typically been higher than average. This duration reading, 6.4 years, would classify the Fund as more sensitive to changes in long-term interest rates, which is consistent with our long-held belief that interest rates would continue to trend downward over time.
         Interest rates, as measured by the bellwether 30-year US Treasury bond, declined dramatically in 1997. This was due to several factors. First, there are many signs that inflation will remain low for the next three-to-five years. Another important factor was a flight to quality, which began in October as markets in Asia imploded. Because of the concern that the US economy would slow enough to impair the debt-servicing ability of companies, investors sold bonds with credit risk and bought US Treasuries.
         However, the US economy ended the year with a lot of forward momentum -- real GDP growth for the year was 3.8%. The consumer sector, which drives about two-thirds of GDP, is quite healthy. Unemployment is very low, consumer confidence is near a 30-year high and real incomes are rising. Additionally, falling interest rates are expected to result in a wave of mortgage refinancing which will directly benefit the consumer. Also, oil prices have declined by 25% since October, which acts like a tax cut.
         Meanwhile, domestic corporations are in good financial shape and the underlying credit fundamentals for investing in corporate bonds remain positive, all of which bode favorably for the Ivy Bond Fund.


IVY MANAGEMENT, INC.




  BOARD OF TRUSTEES                 LEGAL COUNSEL                        TRANSFER AGENT                   MANAGER
John S. Anderegg, Jr.           Dechert Price & Rhoads                   Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill                   Boston, MA                         Services Corp.                 Boca Raton, FL
   Keith J. Carlson                                                      P.O. Box 3022
   Stanley Channick                    OFFICERS                    Boca Raton, FL 33431-0922             DISTRIBUTOR
Frank W. DeFriece, Jr.       Michael G. Landry, Chairman                 1-800-777-6472                 Ivy Mackenzie
    Roy J. Glauber           Keith J. Carlson, President                                              Distributors, Inc.
  Michael G. Landry       James W. Broadfoot, Vice President                AUDITORS              Via Mizner Financial Plaza
 Joseph G. Rosenthal              C. William Ferris,                Coopers & Lybrand L.L.P.      700 South Federal Highway
  Richard Silverman               Secretary/Treasurer                 Fort Lauderdale, FL            Boca Raton, FL 33432
   J. Brendan Swan

                                       CUSTODIAN
                             Brown Brothers Harriman & Co.
                                      Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY BOND FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997, the Ivy Bond Fund was up 11.8% as compared to Morningstar's Corporate Bond -- General category, which was up 8.6% for the same period. The Fund's outperformance is attributed to a combination of interest rate and credit factors. The Fund benefitted from a generally longer than average duration as longer term interest rates declined during the year. Additionally the Fund earned above average returns because of its weighting in bonds rated below BBB, which outperformed higher rated bonds during 1997. The Morningstar category consists of bond funds rated BBB or higher. (By prospectus, the Fund must hold at least 65% of its assets in bonds rated BBB or higher. At year end, it held 68% in this credit quality.)

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (9/85) OF A $10,000
                                   INVESTMENT

                                    (GRAPH)

                        ONE-, THREE-, FIVE- AND TEN-YEAR
                             CUMULATIVE PERFORMANCE

                                    (GRAPH)

            The chart above reflects performance without the maximum sales charge of 4.75%.

------------------------------------------------------------------------------------
                                              IVY BOND FUND
                                        FOR PERIOD ENDING 12/31/97
                         Class A*-with sales charge
                                                        Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                                --        --       6.12%    11.12%
                                                C:        C:        C:        C:
 1 Yr.                   --        6.56%        --        --      10.11%    11.11%
------------------------------------------------------------------------------------
 5 Yr.                   --        8.40%        --        --        --        --
------------------------------------------------------------------------------------
10 Yr.                  9.51%      9.08%        --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               7.87%     8.51%     7.87%     8.51%
                                                C:        C:        C:        C:
 Since Inception        8.98%      2.22%        --        --      12.03%    12.03%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 4.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The Morningstar Corporate Bond -- General benchmark is a compilation of funds that consist primarily of corporate bonds rated BBB or higher. It is not possible to invest in a benchmark.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

CORPORATE BONDS -- 78.75%    PRINCIPAL       VALUE
------------------------------------------------------
Affinity Group Inc.,
  11.50%, 10/15/03*........  $1,000,000   $  1,066,250
Alliance Gaming Corp. 144A,
  10.00%, 08/01/07*........   1,000,000      1,005,000
American President Co.
  Ltd., 8.00%, 01/15/24*...   1,000,000        835,000
Burlington Industries,
  7.25%, 08/01/27..........   1,000,000      1,021,250
Calpine Corp. 144A, 8.75%,
  07/15/07*................   2,000,000      2,030,000
Circus Circus Enterprises,
  7.625%, 07/15/13.........   2,500,000      2,559,375
Comcast Cablevision 144A,
  8.375%, 05/01/07.........   1,000,000      1,113,750
Conseco Inc., 10.50%,
  12/15/04.................   1,500,000      1,794,375
Cyprus Amax Minerals,
  8.375%, 02/01/23.........   1,575,000      1,651,781
Darden Restaurants Inc.,
  7.125%, 02/01/16.........   1,250,000      1,234,375
Delphi Financial Group
  Inc., 8.00%, 10/01/03....   2,500,000      2,584,375
Delta Air Lines, 9.30%,
  01/02/11.................   1,000,000      1,175,000
Delta Air Lines, 9.59%,
  01/12/17.................   1,500,000      1,863,750
Developers Diversified
  Realty Corp., 6.96%,
  12/17/07.................   2,000,000      2,000,625
Equimar Shipholdings Ltd.
  144A, 9.875%, 07/01/07...   1,500,000      1,417,500
Farmers Insurance Exchange,
  8.625%, 05/01/24.........   2,000,000      2,317,500
Fort Howard, 9.92%,
  02/15/12.................   1,453,060      1,608,247
Freeport-McMoRan Copper &
  Gold, 7.50%, 11/15/06....   2,000,000      2,002,500
Goldman Sachs Group LP
  144A, 7.20%, 10/24/12....   1,000,000      1,028,750
Gothic Energy Corp. 144A,
  12.25%, 09/01/04*........   1,000,000      1,050,000
Indianapolis Life Ins. Co.
  144A, 8.66%, 04/01/11....   2,000,000      2,205,000
Indiantown Cogeneration,
  9.77%, 12/15/20..........   1,500,000      1,852,500
International Knife & Saw
  144A, 11.375%,
  11/15/06*................   1,000,000      1,082,500
Jackson National Life Ins.
  Co. 144A, 8.15%,
  03/15/27.................   1,000,000      1,102,500
Jefferies Group Inc. 144A,
  7.50%, 08/15/07..........   2,500,000      2,562,500
Kaiser Aluminum & Chemical,
  12.75%, 02/01/03*........   1,000,000      1,067,500
Leucadia National Corp.,
  7.75%, 08/15/13..........   2,500,000      2,546,875
Long Island Lighting Co.,
  8.625%, 04/15/04.........   2,000,000      2,137,500
Lumbermens Mutual Casualty
  144A, 9.15%, 07/01/26....   2,000,000      2,342,500
McCaw International Ltd.,
  0.00%, 04/15/07*.........   2,000,000      1,167,500
McDermott Inc., 8.75%,
  05/19/23*................   1,500,000      1,541,250
Medpartners Inc., 7.375%,
  10/01/06.................   2,000,000      1,980,000
Mitchell Energy &
  Development Corp., 6.75%,
  02/15/04.................   1,000,000      1,001,250
Motors and Gears Inc.,
  10.75%, 11/15/06*........   1,000,000      1,062,500
Navigator Gas Transport
  144A, 10.50%,
  06/30/07*................   1,000,000      1,060,000
News America Holdings,
  7.75%, 01/20/24..........   2,000,000      2,100,000
News America Holdings,
  7.70%, 10/30/25..........   1,000,000      1,045,000
Northrop Grumman Corp.,
  9.375%, 10/15/24.........   2,000,000      2,387,500
Ocwen Federal Bank,
  10.875%, 08/01/27*.......     600,000        648,750
Overseas Shipholding Group,
  Inc., 8.75%, 12/01/13....  $3,000,000   $  3,296,250
PDV America Inc., 7.875%,
  08/01/03.................   3,000,000      3,112,500
Pegasus Media &
  Communications, 12.50%,
  07/01/05*................   1,000,000      1,140,000
Pioneer-Standard, 8.50%,
  08/01/06.................   3,000,000      3,262,500
Praxair Inc., 8.70%,
  07/15/22.................   2,500,000      2,756,250
Pulte Corp., 7.625%,
  10/15/17.................   1,500,000      1,533,750
RJR Nabisco Inc., 8.75%,
  07/15/07.................   2,000,000      2,155,000
RSL Communications Ltd.,
  12.25%, 11/15/06*........   1,000,000      1,090,000
Scovill Fasteners Inc.
  144A, 11.25%,
  11/30/07*................   1,000,000      1,022,500
Sithe/Independence Funding,
  9.00%, 12/30/13..........   2,000,000      2,302,500
Spieker Properties, 7.35%,
  12/01/17.................   2,000,000      2,012,500
Storage USA Partnership
  L.P., 7.00%, 12/01/07....   1,200,000      1,206,000
TCI Communications, Inc.,
  8.75%, 08/01/15..........   1,000,000      1,160,000
TCI Communications, Inc.,
  9.25%, 01/15/23..........   2,000,000      2,272,500
Terex Corp. Series B,
  13.25%, 05/15/02*........     668,000        762,355
Time Warner Inc., 9.125%,
  01/15/13.................   1,500,000      1,771,875
Time Warner Inc., 9.15%,
  02/01/23.................   2,000,000      2,455,000
Trench Electric Inc. 144A,
  10.25%, 12/15/07*........     500,000        508,125
Turner Broadcasting System,
  8.40%, 02/01/24..........   1,000,000      1,058,750
USX Marathon Group, 9.375%,
  05/15/22.................   1,000,000      1,253,750
United Air Lines, 9.75%,
  08/15/21.................   2,500,000      3,178,125
United Refining 144A,
  10.75%, 06/15/07*........   1,000,000      1,050,000
Willcox & Gibbs Inc.,
  12.25%, 12/15/03*........   1,000,000      1,000,000
                                          ------------
TOTAL CORPORATE BONDS
  (Cost -- $96,720,577)....                103,612,758
                                          ------------
U.S. GOVERNMENT
OBLIGATIONS -- 2.36%
---------------------------
U.S. Treasury Bond, 7.25%,
  05/15/16.................     100,000        113,849
U.S. Treasury Bond, 5.625%,
  12/31/99.................   3,000,000      2,997,420
                                          ------------
TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost -- $3,097,656).....                  3,111,269
                                          ------------
U.S. DOLLAR DENOMINATED
FOREIGN BONDS -- 14.91%
---------------------------
APP International Finance,
  11.75%, 10/01/05*........     500,000        473,750
Acindar Industries, 11.25%,
  02/15/04*................     500,000        491,250
Banco Ganadero S.A., 9.75%,
  08/26/99.................   1,000,000      1,011,250
Buenos Aires Embotelladora
  144A, 8.50%, 12/29/00*...     500,000        344,375
Cemex S.A. 144A, 12.75%,
  07/15/06*................     500,000        600,000
Ceval Alimentos S.A. REGD,
  11.00%, 12/30/04*........   1,000,000      1,005,000
Cia Latino Americana 144A.,
  11.625%, 06/01/04*.......   1,000,000        997,500
Companhia Suzano Papel 144A
  REGD, 10.25%,
  10/06/01*................     900,000        869,625
Espirito Santo-Escelsa
  144A, 10.00%,
  07/15/07*................   1,000,000        907,500
GS Superhighway Holdings
  144A, 10.25%,
  08/15/07*................   1,000,000        862,500
Greater Beijing 144A,
  9.50%, 06/15/07*.........   1,000,000        800,000
Grupo Industrial Durango,
  12.00%, 07/15/01*........     500,000        544,375
Grupo Televisa S.A. 144A,
  0.00%, 05/15/08*.........   1,000,000        748,750
Indah Kiat Finance 144A,
  10.00%, 07/01/07*........     500,000        415,000

DECEMBER 31, 1997

----------------------------------------------------------------
U.S. DOLLAR DENOMINATED FOREIGN BONDS  PRINCIPAL       VALUE
Industrias Unidas, 8.50%,
  01/27/99*...                         $1,000,000   $    980,000
Iochpe-Maxion S.A. 144A, 12.375%,
  11/08/02*...                            900,000        771,750
Ionica PLC Units, 0.00%, 05/01/07*...   1,500,000        590,625
MRS Logistica S.A. 144A, 10.625%,
  08/15/05*...                          1,000,000        907,500
Mechala Group Jamaica, 12.75%,
  12/30/99*...                          1,000,000      1,028,750
Metalurgica Gerdau S.A., 10.25%,
  11/23/01*...                            500,000        491,875
Metalurgica Gerdau S.A., 11.125%,
  05/24/04*...                            500,000        498,750
Ongko International Finance Co. 144A,
  10.50%, 03/29/04*...                  1,000,000        577,500
Petroleo Ipiranga 144A, 10.625%,
  02/25/02*...                          1,000,000        970,000
Polysindo International Finance,
  11.375%, 06/15/06*...                 1,000,000        817,500
Sideco Americana S.A. 144A, 9.125%,
  08/01/02*...                          1,000,000      1,007,500
Trikem S.A., 10.625%, 07/24/07*...      1,000,000        910,000
                                                    ------------
TOTAL U.S. DOLLAR DENOMINATED FOREIGN
  BONDS (Cost -- $21,179,084)...                      19,622,625
                                                    ------------
RIGHTS & WARRANTS -- 0.15%                 SHARES
                                    -- ----------
Gothic Energy 144A Warrants(a)...          14,000         24,500
McCaw International Ltd. 144A
  Warrants(a)...                            2,000            500
RSL Communications Ltd. 144A
  Warrants(a)...                            1,000        100,000
Terex Corp. -- Appreciation
  Rights(a)...                              4,000         72,000
                                                    ------------
TOTAL RIGHTS & WARRANTS
  (Cost -- $0)...                                        197,000
                                                    ------------
TOTAL INVESTMENTS -- 96.17%
  (Cost -- $120,997,317) (Cost on
  Federal income tax basis --
  $121,012,364)...                                   126,543,652
OTHER ASSETS, LESS
  LIABILITIES -- 3.83%...                              5,032,581
                                                    ------------
NET ASSETS -- 100%...                               $131,576,233
                                                    ============
 *  Below investment grade security.
(a) Non-income producing security.
REGD -- Registered

OTHER INFORMATION:
At December 31, 1997, net unrealized appreciation based on cost for Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $  7,685,167
    Gross unrealized depreciation................     (2,153,879)
                                                    ------------
        Net unrealized appreciation                 $  5,531,288
                                                    ============
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $69,148,017 and
$47,424,028, respectively, for the period ended December 31,
1997. Purchases and sales of U.S. Government and Government
Agency obligations aggregated $29,851,094 and $29,572,718,
respectively, for the period ended December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $120,997,317).....  $126,543,652
Cash........................................................     1,621,048
Receivables
  Fund shares sold..........................................       643,461
  Interest..................................................     2,970,411
Other assets................................................        43,761
                                                              ------------
    Total assets............................................   131,822,333
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................        69,329
  Management fee............................................        75,747
  12b-1 service and distribution fees.......................        44,612
  Other payables to related parties.........................        35,213
Accrued expenses............................................        21,199
                                                              ------------
    Total liabilities.......................................       246,100
                                                              ------------
NET ASSETS..................................................  $131,576,233
                                                              ============
CLASS A
Net asset value and redemption price per share ($106,496,935
  / 10,416,859 shares outstanding)..........................  $      10.22
                                                              ============
Maximum offering price per share ($10.22 x 100/95.25)*......  $      10.73
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($18,498,817 / 1,810,902 shares outstanding)........  $      10.22
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($6,580,481 / 642,780 shares outstanding)...........  $      10.24
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $130,409,682
  Accumulated net realized loss on investments..............    (4,387,590)
  Undistributed net investment income.......................         7,806
  Net unrealized appreciation on investments................     5,546,335
                                                              ------------
NET ASSETS..................................................  $131,576,233
                                                              ============

  * On sales of more than $100,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Interest..................................................             $ 9,422,904
                                                                         -----------
EXPENSES
  Management fee............................................  $800,555
  Transfer agent............................................   169,538
  Administrative services fee...............................   110,112
  Custody fees..............................................    25,993
  Blue Sky fees.............................................    24,397
  Auditing and accounting fees..............................    39,501
  Shareholder reports.......................................     7,323
  Fund accounting...........................................   100,392
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   358,904
  Legal.....................................................    27,447
  Other.....................................................    34,446
                                                                         -----------
    Total expenses..........................................               1,705,820
                                                                         -----------
NET INVESTMENT INCOME.......................................               7,717,084
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on
    Investments.............................................                 972,876
    Options.................................................                  16,281
  Net unrealized appreciation during the period on
    Investments.............................................               3,318,851
    Options.................................................                  23,031
                                                                         -----------
    Net gain on investments.................................               4,331,039
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $12,048,123
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $  7,717,084   $  7,628,739
  Net realized gain (loss) on
    Investments.............................................       972,876        647,584
    Options.................................................        16,281       (173,422)
  Net unrealized appreciation(depreciation) during the
    period on
    Investments.............................................     3,318,851       (339,684)
    Options.................................................        23,031        (23,031)
                                                              ------------   ------------
      Net increase resulting from operations................    12,048,123      7,740,186
                                                              ------------   ------------
Class A distributions
  From net investment income................................    (6,965,108)    (7,282,279)
  In excess of net investment income........................        (2,835)      (143,137)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........    (6,967,943)    (7,425,416)
                                                              ------------   ------------
Class B distributions
  From net investment income................................      (599,739)      (332,726)
  In excess of net investment income........................          (243)        (9,105)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........      (599,982)      (341,831)
                                                              ------------   ------------
Class C distributions
  From net investment income................................      (152,237)       (13,734)
  In excess of net investment income........................           (61)        (1,753)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........      (152,298)       (15,487)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................     4,600,092    (10,914,806)
  Class B...................................................    12,937,647        126,355
  Class C...................................................     5,911,303        606,878
                                                              ------------   ------------
      Net increase (decrease) resulting from Fund share
       transactions.........................................    23,449,042    (10,181,573)
                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    27,776,942    (10,224,121)
NET ASSETS
  Beginning of period.......................................   103,799,291    114,023,412
                                                              ------------   ------------
  END OF PERIOD.............................................  $131,576,233   $103,799,291
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      7,806   $     10,945
                                                              ============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                           FOR THE SIX
CLASS A                                                     FOR THE YEAR ENDED             MONTHS ENDED      FOR THE YEAR ENDED
                                                               DECEMBER 31,                DECEMBER 31,           JUNE 30,
                                                     ---------------------------------     ------------     ---------------------
                                                       1997        1996         1995           1994           1994         1993
                                                     --------     -------     --------     ------------     --------     --------
SELECTED PER SHARE DATA
Net asset value, beginning of period...............  $   9.80     $  9.78     $   9.01       $   9.38       $  10.34     $   9.95
                                                     --------     -------     --------       --------       --------     --------
  Income (loss) from investment operations
  Net investment income............................       .80         .72          .67(a)         .33(a)         .63          .55
  Net realized and unrealized gain (loss) on
    investments....................................       .42         .03          .84           (.29)          (.60)        1.00
                                                     --------     -------     --------       --------       --------     --------
    Total from investment operations...............      1.22         .75         1.51            .04            .03         1.55
                                                     --------     -------     --------       --------       --------     --------
  Less distributions
  From net investment income.......................       .80         .72          .63            .32            .61          .64
  In excess of net investment income...............        --         .01           --             --             --           --
  From net realized gain...........................        --          --           --             --            .38          .52
  In excess of net realized gain...................        --          --           --            .09             --           --
  From capital paid-in.............................        --          --          .11             --             --           --
                                                     --------     -------     --------       --------       --------     --------
    Total distributions............................       .80         .73          .74            .41            .99         1.16
                                                     --------     -------     --------       --------       --------     --------
Net asset value, end of period.....................  $  10.22     $  9.80     $   9.78       $   9.01       $   9.38     $  10.34
                                                     ========     =======     ========       ========       ========     ========
Total return(%)....................................     11.87(b)     8.06(b)     17.41(b)         .43(c)         .00(b)     16.29(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $106,497     $97,881     $108,840       $110,232       $120,073     $132,721
Ratio of expenses to average net assets
  With expense reimbursement(%)....................        --          --         1.54           1.50(d)          --           --
  Without expense reimbursement(%).................      1.47        1.56         1.54           1.52(d)        1.45         1.49
Ratio of net investment income to average net
  assets(%)........................................      7.08        7.36         7.09(a)        6.92(a)(d)     6.19         6.42
Portfolio turnover rate(%).........................        71          90           93             44             78          134

                      (See Notes to Financial Statements)

                                                                                                                FOR THE PERIOD
                                                                                               FOR THE SIX       APRIL 1, 1994
CLASS B                                                     FOR THE YEAR ENDED                 MONTHS ENDED    (COMMENCEMENT) TO
                                                               DECEMBER 31,                    DECEMBER 31,        JUNE 30,
                                                    -----------------------------------        ------------    -----------------
                                                     1997           1996          1995             1994              1994
                                                    -------        ------        ------        ------------    -----------------
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $  9.80        $ 9.78        $ 9.01           $ 9.38            $ 9.82
                                                    -------        ------        ------           ------            ------
  Income (loss) from investment operations
  Net investment income...........................      .68           .64           .60(a)           .30(a)            .10
  Net realized and unrealized gain (loss) on
    investments...................................      .46           .04           .84             (.29)             (.32)
                                                    -------        ------        ------           ------            ------
    Total from investment operations..............     1.14           .68          1.44              .01              (.22)
                                                    -------        ------        ------           ------            ------
  Less distributions
  From net investment income......................      .72           .64           .56              .29               .14
  In excess of net investment income..............       --           .02            --               --                --
  From net realized gain..........................       --            --            --               --               .08
  In excess of net realized gain..................       --            --            --              .09                --
  From capital paid-in............................       --            --           .11               --                --
                                                    -------        ------        ------           ------            ------
    Total distributions...........................      .72           .66           .67              .38               .22
                                                    -------        ------        ------           ------            ------
Net asset value, end of period....................  $ 10.22        $ 9.80        $ 9.78           $ 9.01            $ 9.38
                                                    =======        ======        ======           ======            ======
Total return (%)..................................    11.12(b)       7.25(b)      16.54(b)           .06(c)          (2.24) (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $18,499        $5,300        $5,184           $2,420            $  761
Ratio of expenses to average net assets
  With expense reimbursement(%)...................       --            --          2.29             2.25(d)             --
  Without expense reimbursement(%)................     2.21          2.29          2.29             2.27(d)           2.20(d)
  Ratio of net investment income to average net
    assets(%).....................................     6.35          6.62          6.34(a)          6.17 (a)(d        5.44(d)
Portfolio turnover rate(%)........................       71            90            93               44                78

                                                                                FOR THE PERIOD
                                                              FOR THE YEAR      APRIL 30, 1996
CLASS C                                                          ENDED          (COMMENCEMENT)
                                                              DECEMBER 31,      TO DECEMBER 31,
                                                              ------------      ---------------
                                                                  1997               1996
                                                              ------------      ---------------
SELECTED PER SHARE DATA
Net asset value, beginning of period........................     $ 9.82              $9.44
                                                                 ------              -----
  Income from investment operations
  Net investment income.....................................        .64                .39
  Net realized and unrealized gain on investments...........        .48                .43
                                                                 ------              -----
    Total from investment operations........................       1.12                .82
                                                                 ------              -----
  Less distributions
  From net investment income................................        .70                .39
  In excess of net investment income........................         --                .05
                                                                 ------              -----
    Total distributions.....................................        .70                .44
                                                                 ------              -----
Net asset value, end of period..............................     $10.24              $9.82
                                                                 ======              =====
Total return(%).............................................      11.11(b)            8.81(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $6,580              $ 618
Ratio of expenses to average net assets(%)..................       2.20               2.35(d)
Ratio of net investment income to average net assets(%).....       6.35               6.56(d)
Portfolio turnover rate(%)..................................         71                 90
(a)    Net investment income is net of expenses reimbursed by
       manager.
(b)    Total return does not reflect a sales charge.
(c)    Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Bond Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) covered put options and covered call options on securities and stock indicies on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase put and call options on securities and stock indices, and engage in options on interest rate and currency futures contracts. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the last bid price.

     CASH AND CASH EQUIVALENTS -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1997 the interest rate was 5%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $4,373,000 as of December 31, 1997 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $946,000 in 1998, $984,000 in 1999 and $2,443,000 in 2003.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions of net realized capital gains, if any, are declared in December.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the first $100 million in average net assets, and .50% of average net assets in excess of $100 million.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $31,911.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $247,405, $89,680, and $21,819, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $154,075, $12,487 and $2,976, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I* were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   2,873,269   $ 29,019,071    1,351,568   $ 13,152,817
Issued on reinvestment of
 distributions...........     443,606      4,445,919      478,725      4,613,419
Repurchased..............  (2,888,523)  $(28,864,898)  (2,965,988)   (28,681,042)
                           ----------   ------------   ----------   ------------
Net increase.............     428,352   $  4,600,092   (1,135,695)  $(10,914,806)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1997           DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,494,334   $ 15,193,566      224,963   $  2,188,764
Issued on reinvestment of
 distributions...........      37,455        376,600       27,331        263,390
Repurchased..............    (261,864)    (2,632,519)    (241,113)    (2,325,799)
                           ----------   ------------   ----------   ------------
Net increase.............   1,269,925   $ 12,937,647       11,181   $    126,355
                           ==========   ============   ==========   ============

                                                          FROM APRIL 30, 1996
                                  YEAR ENDED                (COMMENCEMENT)
                               DECEMBER 31, 1997         TO DECEMBER 31, 1996
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     702,503   $  7,121,264       64,693   $    624,316
Issued on reinvestment of
 distributions...........       5,368         54,367        1,029          9,839
Repurchased..............    (128,052)    (1,264,328)      (2,761)       (27,277)
                           ----------   ------------   ----------   ------------
Net increase.............     579,819   $  5,911,303       62,961   $    606,878
                           ==========   ============   ==========   ============

* There were no Class I shares outstanding during the periods.

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Bond Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IBFX123197

December 31, 1997                                                      IVY FUNDS


IVY GLOBAL FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432

MARKET COMMENTARY:

         Most investors will remember 1997 as anything but boring. Turmoil in the second half of the year started in the currency markets of Asia and quickly spread to stock markets around the world, including the United States and Europe. In many cases, investors sentiment--rather than economic fundamentals--drove dramatic market moves, creating interesting opportunities for steely nerved global investors.
         We believe the Ivy Global Fund is well positioned to take advantage of the opportunities created by events of 1997. Forty-six percent of the Fund's assets are invested in Europe--the market we believe to be the most insulated from fallout from the Asian crisis. Our research indicates that equity markets in continental Europe are just beginning to benefit from a cyclical economic recovery (which is just gaining momentum in most of the European economies) and a wave of corporate restructuring. We expect that lower interest rates and strong exports (boosted by weaker currencies) will continue to fuel accelerating GDP growth. Weaker currencies have already started to contribute to earnings growth for European multinationals and exporters. And, perhaps most important, corporate Europe is experiencing the initial stages of a wave of restructuring and industry consolidation.
         Because we believe values in the US market are increasingly unattractive, the Ivy Global Fund remains relatively underweight in the US (9% of assets) compared to most global funds. It is interesting to note that the US stock market has continued to display exuberance and actually reached a record-high in the midst of recent global turmoil. Regardless of the impact that the Asian crisis has on the US economy, we believe it is becoming more likely that the current US bull market will lose steam and that more attractive opportunities can be found elsewhere.
         Approximately 31% of the Ivy Global Fund continues to be invested along the Pacific Rim. While dramatic sell-offs in Asia negatively impacted the Fund's performance over the course of the year (for the twelve months ended December 31, 1997 the Ivy Global Fund was down 8.7%), our research indicates that the turmoil created some of the most compelling valuations in the world. Accordingly, we continued to rebalance the regional weightings of the Fund. The degree of pessimism currently surrounding Asia is unprecedented. Many of the concerns being expressed are certainly valid. However, it is important to remember that Asia (non-Japan) is likely to remain the fastest growing region of the world over the next five years. In recent years, the region has contributed around two-fifths of the world's overall GDP growth and its contribution to the global economy should continue to be significant.
         Volatility in global financial markets is likely to remain above average as a result of continuing uncertainty about the possible ramifications of events in Asia for the rest of the world. This level of uncertainty highlights the importance of diversification. We encourage US investors to heed the lesson Japanese investors--who refused to diversify abroad because their own stock market was doing so well--learned in the late 1980s. While there are no guarantees, we strongly believe that the Ivy Global Fund, with its high exposure to Europe and the Pacific Rim, is well positioned to profit from the likely swing away from US equity outperformance to outperformance by foreigh markets. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GLOBAL FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Global Fund was down 8.7%. For the same period the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index was up 1.8% and the MSCI World Index was up 15.8%. The Fund's underperformance (relative to these two indices that track performance of developed markets) is attributed to its approximately 25% allocation to emerging markets and compares favorably to the MSCI Emerging Markets Free Index, which was down 11.6% for the same twelve-month period.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/91)
                            OF A $10,000 INVESTMENT

                                     CHART

------------------------------------------------------------------------------------
                                             IVY GLOBAL FUND
                                        FOR PERIOD ENDING 12/31/97
                         Class A*-with sales charge
                          Average Annual                Class B** & C***
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                                --        --     (13.86)%   (9.33)%
                                                C:        C:        C:        C:
 1 Yr.                   --       (13.96)%      --        --     (10.72)%   (9.72)%
------------------------------------------------------------------------------------
 5 Yr.                  6.74%      6.56%        --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               2.89%     3.62%     2.81%     3.55%
                                                C:        C:        C:        C:
 Since Inception        6.52%      5.80%      (4.21)%   (4.21)%   (4.21)%   (4.21)%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of the Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

The MSCI World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 98.63%     SHARES        VALUE
------------------------------------------------------
AFRICA -- 4.05%
----------------------------
SOUTH AFRICA -- 4.05%
Anglo American Corporation
  of South Africa Ltd.
  ADR.......................      11,400   $   460,090
Rembrandt Group Ltd.........      65,300       476,363
South African Breweries
  Ltd.......................      12,072       297,685
                                           -----------
                                             1,234,138
                                           -----------
ASIA/PACIFIC -- 31.14%
----------------------------
AUSTRALIA -- 0.69%
Pacific Dunlop Limited......     100,100       211,971
                                           -----------
CHINA -- 0.97%
Shanghai Diesel Class B*....     120,000        15,120
Shenzhen Konka Electronics
  Group Ltd. Class B........     260,000       280,527
                                           -----------
                                               295,647
                                           -----------
HONG KONG -- 8.74%
Citic Pacific Ltd...........      90,000       357,757
Esprit Asia Holdings Ltd....     534,000       174,020
HSBC Holdings...............      13,539       333,745
Hong Kong Telecommunications
  Ltd.-Sponsored ADR........       7,400       152,625
Jardine Matheson Holdings
  Ltd.......................      15,600        79,560
Jardine Strategic Holdings
  Ltd.......................      91,187       240,734
Jardine Strategic Holdings
  Ltd. Warrants*............       4,687           187
Li & Fung...................     386,000       540,521
National Mutual Asia Ltd....     360,000       357,757
New World Development
  Company Ltd...............      45,401       157,035
Peregrine Investment
  Holdings Limited..........     120,000        85,180
Peregrine Investment
  Holdings Limited
  Warrants*.................      14,000            18
Union Bank of Hong Kong
  Ltd.......................      85,333       104,625
Wharf Holdings Ltd..........      36,000        78,985
                                           -----------
                                             2,662,749
                                           -----------
INDIA -- 0.97%
The India Fund
  Incorporated..............      40,000       295,000
                                           -----------
INDONESIA -- 0.68%
PT Astra International......     185,000        47,977
PT Hanjaya Mandala
  Sampoerna.................     114,500        86,477
PT Mulia Industrindo........     253,200        28,800
Semen Gresik................      76,000        44,605
                                           -----------
                                               207,859
                                           -----------
MALAYSIA -- 3.41%
Arab Malaysian
  Corporation...............     134,000        39,590
Edaran Otomobil Nasional
  Berhad....................      38,000        77,613
KFC Holdings (Malaysia)
  Berhad....................      58,000        93,876
Land & General Berhad.......     281,500        52,071
London & Pacific Insurance
  Company Berhad............      90,600        95,898
Perusahaan Otomobil Nasional
  Berhad....................      75,000        73,220
Public Bank Berhad..........     166,800        57,423
Public Bank Berhad
  Rights*(b)................      27,800         1,428
RHB Capital Berhad..........     151,000        72,933
RHB Sakura Merchant
  Bankers*..................       3,000         1,010
Technology Resources
  Industries Berhad.........     103,000        60,863
Telekom Malaysia Bhd........     140,000       413,630
                                           -----------
                                             1,039,555
                                           -----------
NEW ZEALAND -- 2.94%
Brierley Investments Ltd....     241,800       172,695
Fletcher Challenge
  Building..................      21,500        43,944
Fletcher Challenge
  Forestry..................       2,580         2,142
Fletcher Challenge Paper....      43,000        56,178
Lion Nathan Ltd.............     121,000       271,200
Telecom Corp. of New Zealand
  Ltd.......................      42,000       203,635
Tourism Holdings Limited....     212,300       145,462
                                           -----------
                                               895,256
                                           -----------
PHILIPPINES -- 2.17%
Alaska Milk Corporation*....   2,122,000        82,968
Asian Terminals, Inc........     150,000         9,399
Bacnotan Cement
  Corporation...............     150,000         7,068
Belle Corporation*..........     631,000        24,671
Belle Corporation
  Warrants*.................      46,200            72
Benpres Holdings Corporation
  GDR*......................      24,100   $    66,878
C & P Homes, Inc............     759,000        44,895
La Tondena Distillers Inc...      42,000        19,474
Metro Pacific Corporation...   1,009,970        28,351
Mondragon International
  Philippines, Inc.*........   1,394,400        24,813
Philippine Long Distance
  Telephone Co..............       7,600       167,624
Philippine National Bank*...      45,750       102,052
SM Prime Holdings, Inc......     251,000        37,745
Universal Robina
  Corporation...............     360,000        44,663
                                           -----------
                                               660,673
                                           -----------
SINGAPORE -- 4.79%
Clipsal Industries Ltd......     118,000       151,040
DBS Land Limited............      71,000       108,716
Elec & Eltek International
  Co. Ltd...................      34,100       156,178
Fraser & Neave Ltd..........     114,200       494,772
Singapore Airlines Ltd......      84,000       548,388
                                           -----------
                                             1,459,094
                                           -----------
SOUTH KOREA -- 1.69%
Fidelity Advisor Korea
  Fund*.....................      28,800       113,400
Hyundai Motor Company
  Ltd.......................       1,500        16,549
Hyundai Motor GDR...........       5,000         8,125
Keum Kang Development Ind.
  Company...................      11,600        34,219
Korea Electric Power
  Corporation...............       8,400        77,808
Pohang Iron & Steel Company
  Ltd.......................       2,400        67,593
Samsung Electronics.........         241         3,886
Samsung Electronics
  Sponsored GDR.............       5,500       124,606
Samsung Electronics
  Sponsored GDR NV..........       4,338        28,197
Samsung Fire & Marine
  Insurance*................         360        41,417
Samsung Heavy Industries*...         337           748
                                           -----------
                                               516,548
                                           -----------
TAIWAN -- 2.03%
Acer Incorporation*.........      61,500        94,132
Compeq Manufacturing Co*....       8,400        48,342
Far Eastern Department
  Stores Ltd................     148,941       157,754
President Enterprises*......     120,000       142,896
Systex Corporation*.........      25,708        43,677
Yung Shin Pharmaceuticals
  Industries Co.............      64,900       133,110
                                           -----------
                                               619,911
                                           -----------
THAILAND -- 2.06%
Asia Credit Public Company
  Limited - Foreign
  Registered................      60,000        12,773
Bangkok Bank Public Company
  Limited...................       7,900        14,110
Bangkok Bank Public Company
  Limited Foreign
  Registered................      50,000       124,614
Bank Of Ayudhya Public
  Company Limited Foreign
  Registered................     183,750        74,418
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered................     377,000         7,830
Siam Cement Public Co. Ltd.
  (The) Foreign
  Registered................       7,600        59,981
Siam Makro Public Company
  Limited - Foreign
  Registered................     157,800       188,448
Thai Airways Int'l. Public
  Co. Ltd. - Foreign
  Registered................     115,000       127,782
Thai Telephone &
  Communication Public Co.
  Ltd. Foreign
  Registered*...............     207,000        17,197
                                           -----------
                                               627,153
                                           -----------
EUROPE -- 45.88%
----------------------------
AUSTRIA -- 1.05%
Creditanstalt-Bankverein....       3,600       201,473
Julius Meinl International
  AG........................       4,000       120,150
                                           -----------
                                               321,623
                                           -----------
FINLAND -- 1.49%
Enso OY -- R Shares.........      30,000       232,486
Rauma OY....................         290         4,527
UPM -- Kymmene Corp.........      10,420       208,573
                                           -----------
                                               445,586
                                           -----------

DECEMBER 31, 1997

------------------------------------------------------
EQUITY SECURITIES               SHARES        VALUE
FRANCE -- 11.83%
Banque Nationale De Paris...      13,775   $   732,501
Compagnie Financiere de
  Paribas...................       3,689       320,710
Elf Gabon...................         650       106,103
Galeries Lafayette..........         320       176,600
Groupe Danone...............       1,700       303,780
Schneider S.A...............       5,704       309,859
Scor........................       7,800       373,154
Societe Generale............       6,519       888,581
Suez Lyonnaise des Eaux.....       3,554       393,454
                                           -----------
                                             3,604,742
                                           -----------
GERMANY -- 0.73%
Volkswagen AG...............         400       223,576
                                           -----------
IRELAND -- 0.60%
Bank of Ireland.............      12,000       184,219
                                           -----------
ITALY -- 4.41%
Banca Commerciale
  Italiana..................      87,800       305,414
Banca Popolare di Brescia...      48,250       450,298
Banca Popolare di Milano....      32,000       200,905
Fiat S.p.A..................     133,100       387,331
                                           -----------
                                             1,343,948
                                           -----------
LUXEMBOURG -- 0.56%
Scandinavian Broadcast
  System S.A*...............       7,000       171,500
                                           -----------
NETHERLANDS -- 2.69%
Akzo Nobel NV...............       1,100       189,698
Fortis Amev NV..............       5,300       231,114
Hunter Douglas NV...........       3,800       133,088
ING Groep NV................       4,522       190,496
Nedlloyd Groep NV...........       3,300        74,881
                                           -----------
                                               819,277
                                           -----------
NORWAY -- 0.73%
Storebrand ASA*.............      31,700       223,597
                                           -----------
PORTUGAL -- 3.51%
Colep -- Cia. Portuguesa de
  Embalagens*...............       8,700       123,039
Lusomundo-SGPS S.A.
  Preferred Shares..........       5,900        54,076
Portugal Telecom S.A. ADR...      12,877       605,219
Sonae Industria E
  Investimentos.............       7,100       287,484
                                           -----------
                                             1,069,818
                                           -----------
SWEDEN -- 5.06%
AssiDoman AB................       6,600       167,197
Astra AB "B" Shares.........      17,066       287,145
Electrolux AB...............       2,800       194,445
S.K.F. AB Series "B"........      12,400       264,117
Sandvik AB -- "B" Shares....       9,500       271,792
Stora Kopparbergs Bergslags
  Aktiebolag (STORA)........      11,600       146,200
Trelleborg AB "B" Free
  Shares....................      16,700       210,477
                                           -----------
                                             1,541,373
                                           -----------
SWITZERLAND -- 3.85%
Georg Fischer AG Bearer.....          50        68,561
Holderbank Financiere Glaris
  AG........................         290       237,002
Nestle AG Registered........         276       414,222
SMH AG......................         400       221,041
Swiss Bank Corportation
  Bearer....................         750       233,451
                                           -----------
                                             1,174,277
                                           -----------
UNITED KINGDOM -- 9.37%
Bank of Scotland............      40,000       362,646
Billiton Plc*...............      75,600       193,119
Boots Company plc...........      18,000       261,520
Cadbury Schweppes PLC ADR...      25,000       248,867
Corporate Services Group
  Plc.......................      50,000       176,058
Gallaher Group Plc..........      37,500       199,299
Imperial Chemical Industries
  PLC - Sponsored ADR.......      25,000       386,669
National Westminster Bank
  PLC ADR...................       2,400       240,000
Rio Tinto plc...............       1,500        17,412
Rio Tinto plc Sponsored
  ADR.......................       3,089       159,856
Safeway plc.................      36,000       204,359
Tate & Lyle PLC.............      49,000       404,735
                                           -----------
                                             2,854,540
                                           -----------
NORTH AMERICA -- 12.37%
----------------------------
CANADA -- 3.87%
Alcan Aluminium Ltd.........       5,472   $   151,164
Dofasco Inc.................      12,000       192,870
Edperbrascan
  Corporation -- CL A.......      14,400       261,632
Inco Limited................      10,350       175,950
Methanex Corporation*.......      25,000       198,285
Power Financial Corp........       5,000       174,701
Semi-Tech Corporation*......      34,000        24,709
                                           -----------
                                             1,179,311
                                           -----------
UNITED STATES -- 8.50%
Air Express International
  Corp......................      10,200       311,100
Aluminum Company of
  America...................       2,600       182,975
American Standard Companies,
  Inc.*.....................       6,500       249,031
Ameron International Corp...       3,200       202,400
Apria Healthcare Group,
  Inc.*.....................      13,000       174,688
Carnival Corporation........       3,000       166,125
Crown Cork & Seal Company,
  Inc.......................       4,000       200,500
Ford Motor Company..........       4,000       194,750
Phelps Dodge Corp...........       2,700       168,075
Royal Caribbean Cruises
  Ltd.......................       4,000       213,250
Sunglass Hut International,
  Inc.*.....................      22,000       138,875
Union Carbide Corporation...       4,000       171,750
Wendy's International,
  Inc.......................       9,000       216,563
                                           -----------
                                             2,590,082
                                           -----------
SOUTH AMERICA -- 5.19%
----------------------------
ARGENTINA -- 0.87%
Perez Companc S.A...........      20,881       149,117
Telefonica De Argentina
  S.A.......................       3,100       115,475
                                           -----------
                                               264,592
                                           -----------
BRAZIL -- 3.90%
Petroleo Brasileiro S.A.
  (Petrobras)...............   1,700,000       397,573
Telecomunicacoes Brasileiras
  S.A. ADR (Telebras).......       6,800       791,775
                                           -----------
                                             1,189,348
                                           -----------
CHILE -- 0.42%
Santa Isabel S.A. ADR.......       7,400       129,500
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $32,262,953).....                30,056,463
BONDS -- 1.06%                 PRINCIPAL
----------------------------  ----------
International Knife & Saw
  144A, 11.375%, 11/15/06(a)
  (Cost -- $300,000)........  $  300,000       324,750
                                           -----------
TOTAL INVESTMENTS -- 99.69%
  (Cost -- $32,562,953)(Cost
  on Federal income tax
  basis -- $32,612,307).....                30,381,213
OTHER ASSETS, LESS
  LIABILITIES -- 0.31%......                    93,936
                                           -----------
NET ASSETS -- 100%..........               $30,475,149
                                           ===========
ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
NV    --   Non-voting
 *  Non-Income producing security.
(a) Below investment grade.
(b) Security valued in good faith by the Valuation Committee of the
    Board of Trustees.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation based on cost for
Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $ 6,369,737
    Gross unrealized depreciation.....................    (8,600,831)
                                                         -----------
          Net unrealized depreciation.................   $(2,231,094)
                                                         ===========
Purchases and sales of securities other than short-term obligations aggregated $19,853,004 and $16,412,966, respectively, for the period ended December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $32,562,953)......  $30,381,213
Cash........................................................      308,470
Receivables
  Fund shares sold..........................................        2,333
  Dividends and interest....................................       85,130
Other assets................................................       31,265
                                                              -----------
    Total assets............................................   30,808,411
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................      133,849
  Investments purchased.....................................       30,760
  Fund shares repurchased...................................       93,091
  Management fee............................................       26,479
  12b-1 service and distribution fees.......................       14,621
  Other payables to related parties.........................       13,055
Accrued expenses............................................       21,407
                                                              -----------
    Total liabilities.......................................      333,262
                                                              -----------
NET ASSETS..................................................  $30,475,149
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($19,691,854/1,801,364 shares outstanding)................  $     10.93
                                                              ===========
Maximum offering price per share ($10.93 X 100/94.25)*......  $     11.60
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($10,055,819/922,694 shares outstanding)............  $     10.90
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($727,476/68,152 shares outstanding)................  $     10.67
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $31,627,623
  Undistributed net realized gain on investments............    1,061,647
  Accumulated net investment loss...........................      (30,630)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (2,183,491)
                                                              -----------
NET ASSETS..................................................  $30,475,149
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends, net of $73,820 foreign taxes withheld..........             $   920,863
  Interest..................................................                  96,508
                                                                         -----------
                                                                           1,017,371
                                                                         -----------
EXPENSES
  Management fee............................................  $383,981
  Transfer agent............................................    75,714
  Administrative services fee...............................    38,398
  Custodian fees............................................    60,596
  Blue Sky fees.............................................    22,984
  Auditing and accounting fees..............................    17,640
  Shareholder reports.......................................     5,229
  Fund accounting...........................................    48,941
  Trustees' fees............................................     7,212
  12b-1 service and distribution fees.......................   190,282
  Legal.....................................................    20,352
  Other.....................................................    17,811
                                                                         -----------
    Total expenses..........................................                 889,140
                                                                         -----------
NET INVESTMENT INCOME.......................................                 128,231
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on
    Investments and foreign currency transactions...........               3,110,434
    Forward foreign currency contracts......................                 584,979
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........              (6,927,266)
    Forward foreign currency contracts......................                  24,267
                                                                         -----------
      Net loss on investment transactions...................              (3,207,586)
                                                                         -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $(3,079,355)
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   128,231    $   127,168
  Net realized gain on investments and foreign currency
    transactions............................................    3,695,413      1,561,256
  Net unrealized (depreciation) appreciation during the
    period on
    Investments and foreign currency transactions...........   (6,927,266)     2,597,411
    Forward foreign currency contracts......................       24,267         34,667
                                                              -----------    -----------
    Net (decrease) increase resulting from operations.......   (3,079,355)     4,320,502
                                                              -----------    -----------
Class A distributions
  From net investment income................................      (82,131)      (138,320)
  In excess of net investment income........................     (449,677)      (317,957)
  From net realized gain....................................   (1,315,142)      (832,444)
                                                              -----------    -----------
    Total distributions to Class A shareholders.............   (1,846,950)    (1,288,721)
                                                              -----------    -----------
Class B distributions
  From net investment income................................      (42,863)            --
  In excess of net investment income........................     (234,682)      (131,831)
  From net realized gain....................................     (598,343)      (310,417)
                                                              -----------    -----------
    Total distributions to Class B shareholders.............     (875,888)      (442,248)
                                                              -----------    -----------
Class C distributions
  From net investment income................................       (3,237)            --
  In excess of net investment income........................      (17,720)        (1,191)
  From net realized gain....................................      (46,276)        (1,888)
                                                              -----------    -----------
    Total distributions to Class C shareholders.............      (67,233)        (3,079)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................     (858,287)       730,562
  Class B...................................................    3,188,082      3,726,274
  Class C...................................................      823,223         73,059
                                                              -----------    -----------
    Net increase resulting from Fund share transactions.....    3,153,018      4,529,895
                                                              -----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (2,716,408)     7,116,349
NET ASSETS
  Beginning period..........................................   33,191,557     26,075,208
                                                              -----------    -----------
  END OF PERIOD.............................................  $30,475,149    $33,191,557
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --    $    23,685
                                                              ===========    ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                           FOR THE SIX
CLASS A                                                                                    MONTHS ENDED       FOR THE YEAR ENDED
                                                     FOR THE YEAR ENDED DECEMBER 31,       DECEMBER 31,            JUNE 30,
                                                    ---------------------------------      ------------      --------------------
                                                     1997         1996         1995            1994           1994         1993
SELECTED PER SHARE DATA                             -------      -------      -------      ------------      -------      -------
Net asset value, beginning of period..............  $ 13.17      $ 11.97      $ 11.23        $ 11.52         $ 10.62      $ 10.55
                                                    -------      -------      -------        -------         -------      -------
  Income (loss) from investment operations
  Net investment income (loss)....................      .08          .08          .09(a)          --              --          .03(a)
  Net realized and unrealized gain (loss) on
    investment transactions.......................    (1.23)        1.86         1.25           (.10)           1.79          .44
                                                    -------      -------      -------        -------         -------      -------
    Total from investment operations..............    (1.15)        1.94         1.34           (.10)           1.79          .47
                                                    -------      -------      -------        -------         -------      -------
  Less distributions
  From net investment income......................      .05          .08          .04             --             .01          .03
  In excess of net investment income..............      .26          .18           --             --              --           --
  From net realized gain..........................      .78          .48          .49            .09             .88          .37
  In excess of net realized gain..................       --           --          .07             --              --           --
  From capital paid-in............................       --           --           --            .10              --           --
                                                    -------      -------      -------        -------         -------      -------
    Total distributions...........................     1.09          .74          .60            .19             .89          .40
                                                    -------      -------      -------        -------         -------      -------
Net asset value, end of period....................  $ 10.93      $ 13.17      $ 11.97        $ 11.23         $ 11.52      $ 10.62
                                                    =======      =======      =======        =======         =======      =======
Total return(%)...................................    (8.72)(b)    16.21(b)     12.08(b)       (1.00)(c)       16.71(b)      4.54(b)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of period (in thousands)..........  $19,692      $24,152      $21,264        $19,327         $17,393      $12,391
Ratio of expenses to average net assets
  With expense reimbursement(%)...................       --           --         2.20           2.20(d)         2.20         1.95
  Without expense reimbursement(%)................     2.07         2.18         2.46           2.34(d)         2.42         2.76
Ratio of net investment income (loss) to average
  net assets(%)...................................      .58          .58          .71(a)        (.06)(a)(d)      .01(a)       .38(a)
Portfolio turnover rate(%)........................       45           43           53             23              85           67
Average commission rate(e)........................  $ .0100      $ .0181          N/A            N/A             N/A          N/A

                                                                                                               FOR THE PERIOD
                                                                                              FOR THE SIX       APRIL 1, 1994
CLASS B                                                        FOR THE YEAR ENDED             MONTHS ENDED     (COMMENCEMENT)
                                                                  DECEMBER 31,                DECEMBER 31,       TO JUNE 30,
                                                         -------------------------------      ------------    -----------------
                                                          1997         1996        1995           1994              1994
SELECTED PER SHARE DATA                                  -------      ------      ------      ------------    -----------------
Net asset value, beginning of period...................  $ 13.12      $11.97      $11.23         $11.52            $12.12
                                                         -------      ------      ------         ------            ------
  Income (loss) from investment operations
  Net investment loss..................................     (.02)       (.02)         --           (.03)(a)          (.01)(a)
  Net realized and unrealized gain (loss) on investment
    transactions.......................................    (1.20)       1.85        1.25           (.12)             (.04)
                                                         -------      ------      ------         ------            ------
    Total from investment operations...................    (1.22)       1.83        1.25           (.15)             (.05)
                                                         -------      ------      ------         ------            ------
  Less distributions
  From net investment income...........................      .05          --          --             --                --
  In excess of net investment income...................      .26         .20          --             --                --
  From net realized gain...............................      .69         .48         .45            .08               .55
  In excess of net realized gain.......................       --          --         .06             --                --
  From capital paid-in.................................       --          --          --            .06                --
                                                         -------      ------      ------         ------            ------
    Total distributions................................     1.00         .68         .51            .14               .55
                                                         -------      ------      ------         ------            ------
Net asset value, end of period.........................  $ 10.90      $13.12      $11.97         $11.23            $11.52
                                                         =======      ======      ======         ======            ======
Total return(%)........................................    (9.33)(b)   15.30(b)    11.25(b)       (1.37)(c)           .38(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............  $10,056      $8,968      $4,811         $2,956            $  376
Ratio of expenses to average net assets
  With expense reimbursement(%)........................       --          --        2.95           2.95(d)           2.95(d)
  Without expense reimbursement(%).....................     2.82        2.94        3.21           3.09(d)           3.17(d)
Ratio of net investment loss to average net
  assets(%)............................................     (.18)       (.17)       (.04)(a)      (0.81)(a)(d)        (.74)(a)(d)
Portfolio turnover rate(%).............................       45          43          53             23                85
Average commission rate(e).............................  $ .0100      $.0181         N/A            N/A               N/A

                      (See Notes to Financial Statements)

                                                                                     FOR THE PERIOD
                                                                    FOR THE          APRIL 30, 1996
CLASS C                                                            YEAR ENDED        (COMMENCEMENT)
                                                                  DECEMBER 31        TO DECEMBER 31,
                                                                  ------------      -----------------
                                                                      1997                1996
SELECTED PER SHARE DATA                                           ------------      -----------------
Net asset value, beginning of period........................        $ 12.94              $ 13.31
                                                                    -------              -------
  Income (loss) from investment operations
  Net investment loss.......................................           (.02)                (.01)
  Net realized and unrealized gain (loss)
    on investment transactions..............................          (1.24)                 .42
                                                                    -------              -------
    Total from investment operations........................          (1.26)                 .41
                                                                    -------              -------
  Less distributions
  From net investment income................................            .05                   --
  In excess of net investment income........................            .26                  .30
  From net realized gain....................................            .70                  .48
                                                                    -------              -------
    Total distributions.....................................           1.01                  .78
                                                                    -------              -------
Net asset value, end of period..............................        $ 10.67              $ 12.94
                                                                    =======              =======
Total return(%).............................................          (9.72)(b)             3.07(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $   727              $    71
Ratio of expenses to average net assets
  Without expense reimbursement(%)..........................           2.82                 3.77(d)
Ratio of net investment loss to average net assets(%)(a)....           (.18)               (1.01)(d)
Portfolio turnover rate(%)..................................             45                   43
Average commission rate(e)..................................        $ .0100              $ .0181

(a) Net investment income (loss) is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997 the security valued in good faith by the Valuation committee of the Board amounted to $1,428 and has been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $899,903. These dividends were subject to foreign withholding tax in the amount of $73,820. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,401,507 as capital gain dividends (of which, 100% is designated as 20% rate gain) for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on the Fund's first $500 million of average net assets, and .75% of the Fund's average net assets in excess of $500 million. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $10,387.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $64,567, $117,793 and $7,922, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $50,153, $23,921 and $1,640, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS A                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................   716,642   $ 9,986,512      486,908   $ 6,383,105
Issued on reinvestment of
 distributions...............   157,077     1,735,809       96,662     1,267,635
Repurchased..................  (906,904)  (12,580,608)    (525,829)   (6,920,178)
                               --------   -----------   ----------   -----------
Net decrease.................   (33,185)  $  (858,287)      57,741   $   730,562
                               ========   ===========   ==========   ===========

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS B                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................   366,100   $ 5,039,662      350,672   $ 4,642,668
Issued on reinvestment of
 distributions...............    65,780       724,938       29,736       390,147
Repurchased..................  (192,584)     (576,518)     (99,033)   (1,306,541)
                               --------   -----------   ----------   -----------
Net increase.................   239,296   $ 3,188,082      281,375   $ 3,726,274
                               ========   ===========   ==========   ===========

                                                          FROM APRIL 30, 1996
                                     YEAR ENDED              (COMMENCEMENT)
                                 DECEMBER 31, 1997        TO DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS C                         SHARES      AMOUNT        SHARES       AMOUNT
-------                        --------   -----------   ----------   -----------
Sold.........................    71,556   $   948,831        5,866   $    78,416
Issued on reinvestment of
 distributions...............     5,049        54,480          219         2,832
Repurchased..................   (13,938)     (180,088)        (600)       (8,189)
                               --------   -----------   ----------   -----------
Net increase.................    62,667   $   823,223        5,485   $    73,059
                               ========   ===========   ==========   ===========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

02IGLF123197